UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12

Pioneer Natural Resources Company
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Pioneer Natural Resources Company:
The Annual Meeting of Stockholders of Pioneer Natural Resources Company ("Pioneer" or the "Company") will be held on Thursday, May 25, 2023, at 8:00 a.m., Central Time (the "Annual Meeting"). The Annual Meeting will be held in a virtual meeting format only, with log-in beginning at 7:45 a.m., Central Time. You may attend the Annual Meeting online, including to vote or submit questions, at the following website address www.virtualshareholdermeeting.com/PXD2023 by entering the company number and control number included on your Notice Regarding the Internet Availability of Proxy Materials (the "Notice of Availability"), on your proxy card or on the instructions that accompanied your proxy materials. Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/PXD2023. The Annual Meeting is being held for the following purposes:

1	To elect the Company's 12 director nominees named in this Proxy Statement, each for a term to expire at the 2024 Annual Meeting of Stockholders.
DATE & TIME Thursday, May 25, 2023, at 8:00 a.m. C.S.T. PLACE Via live webcast at www.virtualshareholdermeeting.com/PXD2023 RECORD DATE March 30, 2023

2	To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023.

3	To approve, on an advisory basis, the Company's named executive officer compensation.

4	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

5	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These proposals are described in the accompanying proxy materials. You will be able to vote at the Annual Meeting only if you were a stockholder of record at the close of business on March 30, 2023. If there are not sufficient votes represented for a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies. Beginning on or about April 13, 2023, the Company mailed the Notice of Availability to its stockholders containing instructions on how to access this Proxy Statement and vote online, and the Company made proxy materials available to the stockholders over the Internet. Instructions for requesting a paper copy of the proxy materials are contained in the Notice of Availability.
By Order of the Board of Directors,
Akshar C. Patel
Corporate Secretary
Irving, Texas
April 13, 2023

YOUR VOTE
IS IMPORTANT
Please vote over the internet at www.proxyvote.com or by phone at 1-800-690-6903 promptly so that your shares may be voted properly. If you received a paper copy of the proxy materials (which includes the proxy card), you may also vote by completing, signing and returning the paper proxy card by mail.

PROXY STATEMENT SUMMARY

The following section is only a summary of key elements of this Proxy Statement, and is intended to assist you in reviewing this Proxy Statement in advance of the Annual Meeting. This summary does not contain all of the information you should consider, and you are encouraged to read this entire Proxy Statement before voting your shares.

DATE & TIME
Thursday, May 25, 2023, at 8:00 a.m. C.S.T.
PLACE
Via live webcast at www.virtualshareholdermeeting.com/PXD2023. Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/PXD2023.
RECORD DATE
 March 30, 2023

Voting Matters and Board Recommendations

PROPOSAL	DESCRIPTION	BOARD RECOMMENDATION	PAGE

1	Election of the Company's 12 director nominees named in this Proxy Statement	FOR each of the director nominees	13
2	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023	FOR	95
3	Approval, on an advisory basis, of the Company's named executive officer compensation	FOR	97

HOW TO VOTE
Internet
At www.proxyvote.com
until May 24, 2023
By Telephone
1-800-690-6903
until May 24, 2023
By Mail
Complete, sign and return your proxy card before May 25, 2023
During the Meeting
Go to www.virtualshareholdermeeting.com/PXD2023

4	Advisory vote on the frequency of future advisory votes on executive compensation	FOR holding the advisory vote EVERY YEAR	99

Business Highlights

DELIVERED STRONG CASH FLOW $11.3B Delivered strong cash flow from operating activities for the full year 2022.		RETURN OF CAPITAL TO STOCKHOLDERS $8.0B Returned capital to stockholders through base-plus-variable dividend program and share repurchases.

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	1

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS

MAINTAINED A STRONG
BALANCE SHEET
$1.0B
Ended 2022 with unrestricted cash on hand of $1.0 billion. The Company had $3.0 billion of liquidity as of December 31, 2022, comprising its unrestricted cash and a $2.0 billion unsecured credit facility (undrawn as of December 31, 2022).

ESG FOCUS
•Joined the Oil and Gas Methane Partnership 2.0, a multi-stakeholder initiative launched by the United Nations Environment Programme
•Received an MSCI ESG Rating of A
•Included third-party limited assurance of Scope 1 and Scope 2 emissions and flaring data in annual Sustainability Report
•Accelerated zero routine flaring target to 2025
•Increased weight of ESG metrics in annual incentive compensation plan
•Increased reuse water in completions by over 70% from 2021 levels

Emissions and Water Usage Progress

REDUCED GHG EMISSIONS INTENSITY 22% The Company has reduced greenhouse gas ("GHG") emissions intensity 22%* from its 2019 baseline. Target is a 50% reduction by 2030. *Through 2021	REDUCED METHANE EMISSIONS INTENSITY 50% The Company has reduced methane emissions intensity 50%* from its 2019 baseline. Target is a 75% reduction by 2030. *Through 2021	UPDATED TARGET TO REDUCE FRESHWATER USED IN COMPLETIONS 20% The Company's updated target seeks to reduce freshwater usage in completions to 20% by 2026.

2	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY

Nominees for Director

					COMMITTEE MEMBERSHIPS(1)					OTHER CURRENT PUBLIC CO. BOARDS (#)(2)
NAME	AGE	DIRECTOR SINCE	PRIMARY OCCUPATION	INDEPENDENT	AC	CLD	HSE	NCG	SCOC

A.R. Alameddine	75	2021	Former Lead Director, Parsley Energy, Inc.							—
Lori G. Billingsley	59	2021	Retired Global Chief Diversity, Equity & Inclusion Officer, The Coca-Cola Company							1
Edison C. Buchanan	68	2002	Former Managing Director, Credit Suisse First Boston							—
Richard P. Dealy	57	—	President and Chief Operating Officer							1
Maria S. Dreyfus	43	2021	CEO, Ardinall Investment Management							1
Matthew M. Gallagher	40	2021	President of Greenlake Energy Ventures, LLC							1
Phillip A. Gobe	70	2014	Retired CEO, ProPetro Holding Corp.							1
Stacy P. Methvin	66	2013	Retired Vice President, Shell Oil Company							1
Royce W. Mitchell	68	2014	Executive Consultant							—
Scott D. Sheffield	70	1997	Chief Executive Officer							1
J. Kenneth Thompson	71	2011	President and CEO, Pacific Star Energy LLC							3
Phoebe A. Wood	70	2013	Retired Vice Chairman and Chief Financial Officer, Brown-Forman Corporation							3

Chairperson	Audit Committee Financial Expert	Independent Board Chair
(1) Definitions of abbreviations used in Nominees for Director table:

AC	Audit Committee
CLD	Compensation and Leadership Development Committee
HSE	Health, Safety and Environment Committee
NCG	Nominating and Corporate Governance Committee
SCOC	Sustainability and Climate Oversight Committee
(2) Refers to a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934.

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	3

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS

Diversity and Composition Highlights of Director Nominees
•Independent Leadership: The Chairman of the Company's Board of Directors (the "Board"), J. Kenneth Thompson, is an independent director.
•Independence: The Board seeks to ensure that at least two-thirds of its members will be independent under applicable laws and regulations. 10 of the Board's 12 director nominees are independent, as defined by the rules of the New York Stock Exchange (the "NYSE").
•Board Refreshment: Over time, the Board refreshes its membership through a combination of adding or replacing directors to achieve the appropriate balance between maintaining longer-term directors with deep institutional knowledge of the Company and adding directors who bring a diversity of perspectives and experience. Among the twelve nominees for election to the Board, four were named to the Board since 2021, two of whom are women and two of whom identify as individuals from underrepresented communities.
•Diversity of Backgrounds, Skills and Experience; Rooney Rule: In assessing the composition of the Pioneer Board, the Board and its Nominating and Corporate Governance Committee strive to achieve an overall balance of diversity of backgrounds and experience at policy-making levels with a complementary mix of skills and professional experience in areas relevant to the Company's business and strategy. In the event that the Nominating and Corporate Governance Committee determines to recruit candidates from outside Pioneer as potential nominees to join the Pioneer Board, the committee will use its best efforts to include, and will instruct any third-party search firm the committee engages to assist it in seeking candidates for the Board to include, qualified candidates with a diversity of gender and race/ethnicity in the initial pool from which the committee selects director candidates. Among the twelve nominees for election to the Board, four self-identify as women and two self-identify as individuals from underrepresented communities (meaning, an individual who self-identifies as Black, African American, Hispanic, Latino, Asian (including the Middle East), Pacific Islander, Native American, Native Hawaiian, or Alaska Native, or who self-identifies as gay, lesbian, bisexual, or transgender).
The Board believes that the nominees for election offer a diverse range of backgrounds, skills and experience in relevant areas that contribute to overall effective leadership and exercise of oversight responsibilities by the Board:

NON-EMPLOYEE DIRECTOR TENURE	RACIAL DIVERSITY	GENDER DIVERSITY	AGE DIVERSITY

● 0-5 Years ● 6-10 Years ● >10 Years	● Racially Diverse ● Not Racially Diverse	● Female ● Male	● <60 Years ● 60-70 Years ● >70 Years

8 YEAR AVERAGE	17% DIVERSE	33% FEMALE	AVERAGE AGE: 63
	▼	▼
AGGREGATE BOARD DIVERSITY: 42%

4	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY

Director Nominee Skills Matrix

Senior Executive Experience - serving in a senior leadership role at another organization
E&P Industry Operations - experience in the exploration and production industry and/or knowledgeable on the Company's position in the sector
Science / Technology / Engineering / Research & Development - experience in research, innovation, or improvement on searching for or extracting raw materials
Accounting / Finance - knowledge of the financial markets, corporate finance, accounting regulations, and accounting and financial reporting processes
M&A / Commercial Transactions - experience in consolidation of companies or assets through various types of financial transactions
Strategic Planning / Risk Management - oversight of management's development, implementation of strategic priorities, security, and risk management
Environmental / Safety / Health / Sustainability - experience in refining and establishing sustainable practices and/or safer working conditions
Marketing / Sales - experience executing corporate commercial and/or marketing strategies and initiatives
Global Business / International - experience in globalization and developing international business relationships in global markets
Legal / Government / Regulatory - experience in highly regulated businesses and/or familiar with legal practices
Human Resources - experience in human capital management and/or cultivating resources and communication channels throughout the company
Other Public Boards - experience on boards of other publicly traded companies

Alameddine	●	●	●		●	●			●		●	●
Billingsley	●					●	●		●	●	●	●
Buchanan	●		●	●	●	●	●	●	●	●	●	●
Dealy	●	●	●	●	●	●	●	●	●	●	●	●
Dreyfus	●		●	●	●	●	●		●	●	●	●
Gallagher	●	●	●	●	●	●	●			●	●	●
Gobe	●	●	●		●	●	●		●		●	●
Methvin	●	●	●	●		●	●	●	●	●	●	●
Mitchell	●	●		●	●	●	●	●	●		●	●
Sheffield	●	●	●	●	●	●	●	●	●	●	●	●
Thompson	●	●	●	●	●	●	●	●	●	●	●	●
Wood	●	●		●	●	●			●	●	●	●

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	5

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS

Governance Highlights
The Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duties to stockholders. The Board oversees the development and execution of the Company's strategy, including the oversight of risk. To foster the continuous improvement of governance practices and policies, the Board focuses on the following actions:

•The Board is led by the Company's independent Chairman of the Board whose robust duties are set forth in the Company's Corporate Governance Guidelines and include overseeing all activities of the Board and its various committees. See "Board Leadership Structure" on page 28.
•The Board regularly oversees and reviews succession and development plans for senior management positions and the CEO.
•The Company's non-employee directors meet in executive session during every quarterly Board meeting.
•Board members regularly meet directly with members of senior management and continuously assess performance during meetings and other interactions.

•The Board and its committees conduct an extensive, thorough and candid annual self-evaluation.
•Board members provide feedback on a wide array of topics including Board and committee effectiveness, composition, culture, risk oversight processes, continuing education, skills and expertise, among others.
•The Board's self-evaluation and decisions are informed by the Company's stockholder engagement process. See "Engagement with Stockholders" on page 33.

•The Board is committed to continually assessing the composition of the Board and strives to achieve an overall balance of backgrounds and diversity of experience to achieve a complementary mix of skills and professional experience in areas relevant to the Company's business. As part of this effort, the Board is focused on regular renewal and refreshment. As a result, the Company has an experienced and diverse group of nominees. See "Directors and Nominees" on page 13.
•The Board's extensive onboarding and continuing education processes augment the director recruitment and selection process to foster a complementary mix of skills and professional experience. See "Self-Evaluation Process and Board Composition" on page 30.

6	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY

Through this comprehensive and robust corporate governance process, Pioneer's Board has adopted the following corporate governance best practices:

CORPORATE GOVERNANCE BEST PRACTICES
The Board has an independent Chairman
10 out of 12 director nominees are independent
Board refreshment: 4 out of 10 non-employee director nominees have been added since 2021
Board diversity: 42 percent of Pioneer's Board nominees are diverse; women chair 2 of the Board's 5 standing committees
Senior executive diversity: 44 percent of Pioneer's Executive Committee is diverse
Board oversight of: •the Company's long-term strategy •risk management - annual review of enterprise risks, with a focus on specific risks during interim quarters
Annual Board and committee self-evaluations
Active stockholder engagement process, with participation by independent Board members
Stockholder proxy access
All directors stand for election annually
Majority voting for directors in uncontested elections
Independent audit, compensation and governance committees
Robust stock ownership policy for directors
All directors attended more than 75 percent of the meetings of the Board and committees on which they served during 2022
Anti-hedging and pledging policies
Compensation clawback policy
No poison pill

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	7

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS

Commitment to Sustainability
The Board and senior management of the Company understand that in order to continue to provide value to the Company's stockholders, Pioneer must remain focused on its social license to operate and committed to environmental, social and governance ("ESG") issues.
Pioneer's annual Sustainability Report and Climate Risk Report, available on the Company's website, highlight Pioneer's commitment to ESG issues and the Board's oversight of risks related to climate change. These reports detail Pioneer's efforts to conduct the Company's operations safely and with respect for the environment, to provide its people the resources they need to be collaborative and successful in their careers, to help communities in which Pioneer operates share in the opportunities created by its investments and to position the Company to navigate the energy transition.
Board oversight - the Board is actively engaged in overseeing the Company's sustainability practices:

CLIMATE
CONSIDERATIONS
The Board regularly considers the potential impacts of climate change policy, energy demand and growing alternative energy sources on the global energy mix and Pioneer's long-term business prospects. As part of the Company's strategic planning process, management periodically prepares and reviews with the Board long-term scenarios under varying assumptions to evaluate potential opportunities and stress test the Company's business outlook.

HSE
REVIEWS
The Health, Safety and Environment Committee reviews the Company's health, safety and environmental ("HSE") performance and the Company's management of current and emerging HSE and climate change-related issues, including trends in legislation and proposed regulations affecting the Company. This committee is also responsible for overseeing the Company's operational implementation and progress regarding certain environmental and climate-related targets, such as emissions-intensity and freshwater reduction targets.

ESG
EVALUATIONS
The Nominating and Corporate Governance Committee assists the Board in identifying, evaluating and monitoring social, governance, political, human rights and public policy trends, issues and concerns and other sustainability and corporate responsibility matters that could affect the Company's business and reputation, including climate change-related risks and opportunities.

COMPANY
ALIGNMENT
The Compensation and Leadership Development Committee oversees the Company's strategies, initiatives and programs with respect to Pioneer's culture, talent recruitment, development and retention, employee engagement and diversity and inclusion. The committee is also responsible for aligning executive compensation with company performance, including the incorporation of sustainability and climate-related goals established by the HSE Committee, such as emissions-intensity and freshwater reduction targets.

CLIMATE
STRATEGY
The Sustainability and Climate Oversight Reporting Committee ("SCOC") oversees the Company's overall climate strategy and the preparation of its annual sustainability report, climate risk report and other significant disclosures regarding ESG matters.

8	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY

Executive Compensation Highlights
Structure: The three main components of the executive compensation program for 2022, each of which was set based on a market comparison of the Company's peer group, are:
•Base salary - fixed cash compensation component.
•Annual cash bonus incentive award - variable cash payout based on Company and individual performance for the year.
•Long-term incentive plan awards - 100 percent of the Chief Executive Officer's ("CEO") target value of long-term incentive plan awards was allocated to performance-based performance unit awards; the allocation to performance unit awards for the other executive officers was 60 percent; the payout is dependent on relative total stockholder return against industry peers and the S&P500 index over a three-year period; the remaining target value of long-term incentive plan awards was allocated to time-based awards that vest over three years.
The following charts illustrate the various components of total 2022 annual compensation for the CEO and the other named executive officers as a group as reported in the Summary Compensation Table.

CEO	OTHER NEOS

● Long-Term Incentive Awards ● Annual Cash Bonus ● Base Salary ● Other Compensation	● Long-Term Incentive Awards ● Annual Cash Bonus ● Base Salary ● Other Compensation

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	9

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS

Practices: The Company's executive compensation and compensation-related governance policies and practices incorporate many best practices, including the following:

KEY COMPENSATION PRACTICES
Pay for performance - target total compensation for CEO and NEOs primarily comprised of variable compensation
Emphasize long-term performance - stock grants for CEO and NEOs primarily comprised of long-term performance shares that are measured over a period of three years
Compensation clawback policy
Double-trigger payments in the event of a change in control
Independent Compensation and Leadership Development Committee with independent compensation consultant
Stock holding requirement of 6 times base salary for the CEO, 5 times base salary for the COO and 3 times base salary for other NEOs
ESG and Health and Safety goals incorporated into the annual cash bonus incentive program
Annual advisory vote on executive compensation
No tax gross ups
No employment agreements
No hedging or pledging of Company common stock
No repricing of stock options or buying out underwater stock options
Stockholder Outreach and Engagement

The Company regularly engages with its stockholders and other stakeholders and solicits feedback. The Company's practice is to regularly reach out to its largest stockholders, generally twice per year. Initial stockholder outreach occurs prior to the annual meeting to discuss any concerns stockholders may have, but particularly relating to matters to be voted on at the meeting. Following the annual meeting, additional stockholder outreach occurs to review a wider range of topics of concern, including strategic priorities, capital allocation and return, sustainability and environmental issues, corporate governance and executive compensation. As part of this annual engagement process, during 2022 and through the date of this Proxy Statement, Pioneer met with stockholders holding in the aggregate approximately 60 percent of the Company's outstanding shares. The topics covered at the meetings included strategic priorities, capital allocation and return, sustainability and environmental issues, corporate governance, diversity, equity and inclusion efforts and executive compensation, among others. This process has led to a number of enhancements in the Company's governance, compensation and disclosure practices. For more information see "Engagement with Stockholders" on page 33.

PRIORITIZED STOCKHOLDER OUTREACH AND ENGAGEMENT 60% Throughout 2022, the Company met with stockholders holding in aggregate approximately 60% of the Company's outstanding shares.

10	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

PROXY STATEMENT 2023 ANNUAL MEETING OF STOCKHOLDERS

General Information
This Proxy Statement provides information in connection with the solicitation of proxies by the Board of the Company for use at the Annual Meeting, which will be held online at www.virtualshareholdermeeting.com/PXD2023 on Thursday, May 25, 2023, at 8:00 a.m., Central Time. You may attend the Annual Meeting online using the control number included in your Notice of Availability and vote your shares of the Company's common stock if you were a stockholder of record at the close of business on March 30, 2023. Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/PXD2023. To be admitted and participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Availability, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper Proxy. The Board is requesting your Proxy so that the persons named on the Proxy will be authorized to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting. You may revoke the Proxy in writing at any time before it is exercised at the Annual Meeting. See "General Information about the Annual Meeting - Voting and Quorum - Revoking a Proxy."
About the Annual Meeting
Pioneer has determined that the Annual Meeting will be held in a virtual meeting format only. There will be no physical meeting location and the meeting will only be conducted via live webcast. You may participate in the Annual Meeting, submit live questions and vote during the meeting at www.virtualshareholdermeeting.com/PXD2023 by entering the control number included on the Notice of Availability or the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 7:45 a.m., Central Time. Please allow ample time for online check-in procedures. If you encounter any difficulties accessing the virtual meeting during check-in or during the course of the Annual Meeting, please call 844-986-0822 (U.S.) or 303-562-9302 (International).
This virtual stockholder meeting format uses technology designed to increase stockholder access and provide stockholders rights and opportunities to participate in the meeting similar to what they would have at an in-person meeting. In addition to online attendance, stockholders will be provided an opportunity to hear all portions of the official meeting, submit written questions and comments, and vote online during the open poll portion of the meeting.
See "General Information about the Annual Meeting" for additional information relating to the Annual Meeting.
References in the Proxy Materials to the "Annual Meeting" also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	11

GENERAL INFORMATION	TABLE OF CONTENTS

Electronic Availability of Proxy Statement and Annual Report
As permitted under the rules of the Securities and Exchange Commission (the "SEC"), the Company is making this Proxy Statement and its Annual Report available to its stockholders electronically via the internet. The Company is sending the Notice of Availability on or about April 13, 2023, to its stockholders of record as of the close of business on March 30, 2023. The Notice of Availability includes:
•instructions on how to access the Company's proxy materials electronically;
•the date, time and location of the Annual Meeting;
•a description of the matters intended to be acted upon at the Annual Meeting;
•a list of the materials being made available electronically;
•instructions on how a stockholder can request paper or e-mail copies of the Company's proxy materials;
•any control/identification numbers that a stockholder needs to access the Proxy and the online Annual Meeting; and
•information about attending online the Annual Meeting and voting online during the Annual Meeting.
Voting Matters and Board Recommendations
The following table sets forth the items currently on the agenda for the Annual Meeting, along with the Board's recommendations.

PROPOSAL	DESCRIPTION	BOARD RECOMMENDATION	PAGE

1	Election of the Company's 12 director nominees named in this Proxy Statement	FOR each of the director nominees	13
2	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023	FOR	95
3	Approval, on an advisory basis, of the Company's named executive officer compensation	FOR	97

4	Advisory vote on the frequency of future advisory votes on executive compensation	FOR holding the advisory vote EVERY YEAR	99

For additional information about the Annual Meeting, including what vote is required for each item, how a Proxy that is properly completed and submitted will be voted, and what is the quorum required for the meeting, please see "General Information about the Annual Meeting."

12	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

PROPOSAL ONE ELECTION OF DIRECTORS

Directors and Nominees
Upon recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the 12 individuals named below for election as directors at the Annual Meeting. The Company's Board currently consists of 13 directors and the Board will reduce the number of directors to 12 effective as of the Annual Meeting, with Messrs. Hernandez and Risch concluding their service and Mr. Dealy being added as a nominee. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the 12 nominees. The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company's directors will be reduced or the persons acting under the Proxy will vote for the election of a substitute nominee that the Board recommends.
With regard to the overall composition of the Board, the Nominating and Corporate Governance Committee and the Board seek to achieve an overall balance of backgrounds and diversity of experience with a complementary mix of skills and professional experience in areas relevant to the Company's business and strategy. The biographies of each of the nominees set forth below contain certain information about his or her principal occupation and business experience and also highlight certain of the nominee's particular attributes.
Required Vote
The Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), provides that all directors are to be elected annually. The Company's Seventh Amended and Restated Bylaws (the "Bylaws") provide for the election of directors by the majority vote of stockholders in uncontested elections. This means the number of votes cast "For" must exceed the number of votes cast "Against" such nominee's election in order for him or her to be elected to the Board. As a condition to being nominated, each nominee for director is required to submit an irrevocable letter of resignation that becomes effective if the nominee does not receive a majority of the votes cast in an uncontested election and the Board decides to accept the resignation. If a nominee who is currently serving as a director does not receive a majority of the votes cast for his or her election, the Board will act on the tendered resignation within 90 days after the date of the certification of the election results. If the resignation is not accepted, the Board will publicly disclose its decision and its primary rationale, and the director will continue to serve as a director until his or her successor is elected and qualified or until his or her earlier resignation or removal. If the Board accepts the resignation, the Board may fill the vacancy in accordance with the Company's Bylaws or may decrease the size of the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

The Board considers each director's relevant experience, qualifications, skills and other factors in the course of the Board's annual self-evaluation.

The Company's Certificate of Incorporation and Bylaws provide that all directors are to be elected annually by the majority vote of stockholders in uncontested elections.

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	13

PROPOSAL ONE	TABLE OF CONTENTS

A.R. ALAMEDDINE

Mr. A.R. Alameddine joined the Board in connection with Pioneer's acquisition of Parsley Energy, Inc. ("Parsley"). Prior to joining Pioneer's Board, Mr. Alameddine served on Parsley's board of directors from December 2013 until Parsley was acquired by the Company in January 2021, including service as Parsley's Lead Director from February 2016. Prior to his retirement in 2008, Mr. Alameddine held a number of positions in the oil and gas industry, including serving as Executive Vice President of Worldwide Negotiation Execution and Implementation at Pioneer from 2005 until his retirement in 2008.
Before joining Pioneer in 1997, Mr. Alameddine spent 26 years with Mobil Exploration & Producing Company, a subsidiary of Exxon Mobil Corporation, in various engineering and planning positions in the United States. In addition, he worked in Norway for three years on various North Sea projects.
Mr. Alameddine's extensive experience in the exploration and production ("E&P") industry, including in senior executive roles in operational and technical positions with a major international energy company, brings to the Board significant senior executive experience, and experience in and knowledge of the E&P industry and its operations.
Education:
Bachelor of Science degree in Petroleum Engineering, Louisiana State University
Pioneer Committees:
Compensation and Leadership Development
Nominating and Corporate Governance
Current Public Company Directorships:
None
Prior Public Company Directorships (within last five years):
Parsley Energy, Inc.
Current Non-Public Company Board or Other Service:
None

Age: 75 Director Since: 2021 Independent: Yes

14	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	PROPOSAL ONE

LORI G. BILLINGSLEY

Lori G. Billingsley became a Director of the Company in June 2021. She most recently served as the Global Chief Diversity, Equity and Inclusion ("DEI") Officer for The Coca-Cola Company ("Coca-Cola") until March 2022. In this role, she led the company's DEI Center of Excellence. Ms. Billingsley spent 20 years with Coca-Cola, having spent most of her time in a variety of roles with increasing responsibility within Public Affairs and Communications. Prior to her role as Global Chief DEI Officer, she served as the Vice President of Community and Stakeholder Relations, North America.
Prior to joining Coca-Cola, Ms. Billingsley led her own public relations consultancy, LG Communications, was a vice president at Porter/Novelli, a leading public relations firm where she co-founded their Multicultural Communications and Alliance Building practices, and was a senior public affairs specialist for the District of Columbia Government's Office of Human Rights and Minority Business.
Ms. Billingsley's more than 30 years of public affairs, issues communications, community and stakeholder relations, and diversity, equity and inclusion experience, brings to the Board significant senior executive experience in employee development, building diverse workforces and stakeholder and community engagement.
Education:
Bachelor of Arts in Public Relations, Howard University
Master of Arts in Public Communications, American University
Pioneer Committees:
Compensation and Leadership Development
Health, Safety and Environment
Current Public Company Directorships:
Shake Shack Inc.
Prior Public Company Directorships (within last five years):
None
Current Non-Public Company Board or Other Service:
NAACP Foundation
Howard University School of Communications (Board of Visitors)
Arete Executive Women of Influence
National Association of Corporate Director's Center for Inclusive Governance Advisory Council

Age: 59 Director Since: 2021 Independent: Yes

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	15

PROPOSAL ONE	TABLE OF CONTENTS

EDISON C. BUCHANAN

Mr. Buchanan was a Managing Director of various groups in the Investment Banking Division of Dean Witter Reynolds in their New York and Dallas offices from 1981 to 1997. In 1997, Mr. Buchanan joined Morgan Stanley Dean Witter as a Managing Director in the Real Estate Investment Banking group. During 2000, Mr. Buchanan served as Managing Director and head of the domestic Real Estate Investment Banking Group of Credit Suisse First Boston.
Mr. Buchanan's more than 20 years in investment banking and finance, including in senior executive roles, brings to the Board significant senior executive experience and extensive experience in corporate finance, mergers and acquisitions and commercial transactions, strategic planning and human resources.
Education:
Bachelor of Science degree in Civil Engineering, Tulane University
Master of Business Administration in Finance and International Business, Columbia University
Pioneer Committees:
Audit
Nominating and Corporate Governance
Current Public Company Directorships:
None
Prior Public Company Directorships (within last five years):
None
Current Non-Public Company Board or Other Service:
Commonweal Conservancy (Chair)

Age: 68 Director Since: 2002 Independent: Yes

16	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	PROPOSAL ONE

RICHARD P. DEALY

Mr. Dealy was appointed the Company's President and Chief Operating Officer in January 2021. Previously, he had served as Executive Vice President and Chief Financial Officer from November 2004 through December 2020. Mr. Dealy held previous positions of Vice President and Chief Accounting Officer from February 1998 to November 2004, and Vice President and Controller from August 1997 to January 1998. He joined Parker & Parsley, a predecessor of the Company, in July 1992 and was promoted to Vice President and Controller in 1996. He is a Certified Public Accountant, and was employed by KPMG LLP prior to joining Parker & Parsley.
Mr. Dealy's more than 30 years' experience as a senior executive of the Company or its predecessor, and his extensive experience across various business functions, brings to the Board extensive senior executive experience and experience in and knowledge of the Company and the broader E&P industry.
Education:
Bachelor of Business Administration in Accounting and Finance, Eastern New Mexico University
Pioneer Committees:
N/A
Current Public Company Directorships:
Compass Minerals International, Inc.
Prior Public Company Directorships (within last five years):
None
Current Non-Public Company Board or Other Service:
None

Age: 57 Director Since: - Independent: No

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	17

PROPOSAL ONE	TABLE OF CONTENTS

MARIA S. DREYFUS

Maria S. Dreyfus became a Director of Pioneer in September 2021. She is the CEO and Founder of Ardinall Investment Management, a New York based independent investment firm established in 2017. Ardinall Investment Management has an ESG-based investment approach and focuses on climate change and sustainable investments.
Prior to Ardinall Investment Management, Ms. Dreyfus spent 15 years at Goldman Sachs, most recently serving as Portfolio Manager and Managing Director in the Goldman Sachs Investment Partners group, where she focused on energy, industrials, transportation and infrastructure investments in both public and private markets.
Ms. Dreyfus's extensive experience in investment banking and finance, including significant expertise in the areas of environmental, social and governance issues and sustainable energy investments, brings to the Board significant knowledge of and insight into environmental policy, renewable energy matters and matters related to the energy transition.
Education:
Bachelor of Science in Economics and Management Science, Massachusetts Institute of Technology (MIT)
Pioneer Committees:
Audit
Health, Safety and Environment
Sustainability and Climate Oversight
Current Public Company Directorships:
Nabors Energy Transition Corp.
Prior Public Company Directorships (within last five years):
Macquarie Infrastructure Corporation
Current Non-Public Company Board or Other Service:
Caisse de dépôt et placement du Québec (CDPQ)
The CCS Foundation
The Center for Global Energy Policy at Columbia University Advisory Board
The New America Alliance
Girls Inc of New York City

Age: 43 Director Since: 2021 Independent: Yes

18	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	PROPOSAL ONE

MATTHEW M. GALLAGHER

Mr. Gallagher joined the Board in connection with Pioneer's acquisition of Parsley. He is currently serving as President and CEO of Greenlake Energy Ventures, LLC and a Venture Partner at NGP Energy Capital Management, LLC. Prior to joining Pioneer's Board, Mr. Gallagher had served as Parsley's President and Chief Executive Officer since January 2019. Mr. Gallagher previously served as Parsley's President and Chief Operating Officer from January 2017 until October 2018 and as Parsley's President from October 2018 until January 2019, when pursuant to Parsley's succession plan, he was appointed President and Chief Executive Officer. Mr. Gallagher also served as a director of Parsley from January 2018 until Pioneer's acquisition of Parsley. Prior to being named Parsley's President, Mr. Gallagher served in a number of roles at Parsley since joining that company in 2010, including as Vice President—Chief Operating Officer from May 2014 through January 2017 and Vice President—Engineering and Geoscience from December 2013 to April 2014. Prior to joining Parsley, Mr. Gallagher worked in a number of positions at Pioneer from 2005 to 2010, including a variety of engineering roles with Pioneer.
Mr. Gallagher's extensive experience in various roles with energy companies, including more than six years in a Chief Operating or Chief Executive role, brings to the Board significant senior executive experience and experience in and knowledge of the E&P industry and its operations and related technology matters, as well as experience in HSE matters and human resources.
Education:
Bachelor of Science in Petroleum Engineering, the Colorado School of Mines
Pioneer Committees:
Health, Safety and Environment
Current Public Company Directorships:
Chesapeake Energy Corporation
Prior Public Company Directorships (within last five years):
Parsley Energy, Inc.
Current Non-Public Company Board or Other Service:
American Printing House for the Blind

Age: 40 Director Since: 2021 Independent: Yes

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	19

PROPOSAL ONE	TABLE OF CONTENTS

PHILLIP A. GOBE

Mr. Gobe has served as the Chairman of the Board of Directors of ProPetro Holding Corp. ("ProPetro") since July 2019. He was appointed as ProPetro's Executive Chairman in October 2019 and chief executive officer in March 2020, and served as chief executive officer through August 2021, at which point he continued as ProPetro’s Executive Chairman. In March 2022, he transitioned back to non-executive Chairman of the Board of Directors of ProPetro. Previously, he had served as Chief Operating Officer of Energy Partners, Ltd. from December 2004, and President from May 2005 until his retirement in September 2007. Mr. Gobe also served as a director of Energy Partners, Ltd. from November 2005 until May 2008. Prior to that, Mr. Gobe had served as Chief Operating Officer of Nuevo Energy Company from February 2001 until its acquisition by Plains Exploration & Production Company in May 2004, and prior to that time, he held numerous operations and human resources positions with Vastar Resources, Inc. and Atlantic Richfield Company ("ARCO") and its subsidiaries.
Mr. Gobe's extensive experience in various roles with energy companies, including a major international energy company, which included more than nine years in a Chief Operating role, brings to the Board significant senior executive experience and experience in and knowledge of the E&P industry and its operations and related technology matters, as well as experience in commercial transactions, HSE matters and human resources.
Education:
Bachelor of Arts, the University of Texas
Master of Business Administration, the University of Louisiana in Lafayette
Pioneer Committees:
Health, Safety and Environment (Chair)
Sustainability and Climate Oversight
Current Public Company Directorships:
ProPetro Holding Corp.
Prior Public Company Directorships (within last five years):
None
Current Non-Public Company Board or Other Service:
Pantheon Resources PLC

Age: 70 Director Since: 2014 Independent: Yes

20	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	PROPOSAL ONE

STACY P. METHVIN

Ms. Methvin was Vice President, Refining Margin Optimization of Shell Oil Company ("Shell") from 2011 until her retirement in 2012, and from 2009 until 2010, she was Vice President, Global Distribution of Shell. Ms. Methvin also held various other operational and management roles in the upstream, downstream and chemical businesses during her tenure at Shell and its subsidiaries that began in 1979, including President, Shell Louisiana E&P Company, President, Shell Deer Park Refining Company, President, Shell Pipeline Company LP, President, Shell Chemical LP, and Vice President, Strategy and Portfolio for the downstream business.
With more than 15 years of senior executive service in operational and management roles in the upstream, downstream and chemical business segments of a major international energy company, Ms. Methvin brings to the Board significant senior executive experience, experience in and knowledge of the E&P industry and its operations, strategic planning and risk management, HSE matters, marketing transactions, international operations, regulatory compliance and human resources.
Education:
Bachelor of Arts in Geological and Geophysical Sciences, Princeton University
Pioneer Committees:
Compensation and Leadership Development (Chair)
Nominating and Corporate Governance
Sustainability and Climate Oversight
Current Public Company Directorships:
Magellan Midstream Partners, LP
Prior Public Company Directorships (within last five years):
None
Current Non-Public Company Board or Other Service:
Oiltanking GmbH (Chair)
xF Technologies Inc.
Louisiana Governor's Advisory Commission on Coastal Protection, Restoration and Conservation
Memorial Hermann Healthcare System (Chair)
The Houston Zoo (Past Chair)

Age: 66 Director Since: 2013 Independent: Yes

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	21

PROPOSAL ONE	TABLE OF CONTENTS

ROYCE W. MITCHELL

Mr. Mitchell has been an executive consultant, focusing on advising management teams and board audit committees of E&P companies, since January 2005, except for the period from April 2008 through December 2008 when he served as Chief Financial Officer of Frac Tech Services, Ltd. Mr. Mitchell served as Executive Vice President, Chief Financial Officer and Chief Accounting Officer of Key Energy Services, Inc. from January 2002 to January 2005. Before joining Key Energy Services, Inc., he was a partner with KPMG LLP from April 1986 through December 2001 specializing in the oil and gas industry.
With more than 25 years with a major accounting firm, including 15 years as a partner, and significant experience as a chief financial officer and consultant for energy companies, Mr. Mitchell brings to the Board extensive experience and knowledge in accounting, corporate finance, mergers and acquisitions, risk management and commercial transactions, including significant experience in the E&P industry. Mr. Mitchell has been determined by the Board to meet the SEC's definition of audit committee financial expert.
Education:
Bachelor of Business Administration, Texas Tech University
Pioneer Committees:
Audit (Chair)
Health, Safety and Environment
Sustainability and Climate Oversight
Current Public Company Directorships:
None
Prior Public Company Directorships (within last five years):
ProPetro Holding Corp.
Current Non-Public Company Board or Other Service:
None

Age: 68 Director Since: 2014 Independent: Yes

22	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	PROPOSAL ONE

SCOTT D. SHEFFIELD

Mr. Sheffield was appointed the Company's Chief Executive Officer in February 2019 and also served as the Company's President from February 2019 through December 2020. He served as Chairman of the Board of the Company from 1999 through February 2019. Previously, he had served as Chief Executive Officer of the Company from 1997 through December 31, 2016, and then as the Executive Chairman until December 31, 2017. Mr. Sheffield was the Chairman of the Board of Directors and Chief Executive Officer of Parker & Parsley Petroleum Company, a predecessor of the Company (together with its predecessor companies, "Parker & Parsley"), from January 1989 until Pioneer was formed in August 1997. Mr. Sheffield joined Parker & Parsley as a petroleum engineer in 1979, was promoted to Vice President - Engineering in September 1981, was elected President and a Director in April 1985. Before joining Parker & Parsley, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company. Mr. Sheffield's severance agreement provides that his failure to be re-elected constitutes "good reason" under his severance agreement whether or not his resignation is accepted by the Board, which would entitle him to terminate his employment and receive the benefits described in the section below entitled "Executive Compensation Tables - Potential Payments upon Termination or Change in Control."
Mr. Sheffield's more than 30 years' experience as CEO of the Company or its predecessor, and his extensive experience in petroleum engineering, brings to the Board extensive senior executive experience, experience in and knowledge of the E&P industry, its operations and related technology matters, corporate finance, capital markets and mergers and acquisitions, strategic planning, marketing and hedging transactions, international business matters, governmental and regulatory matters and human resources. In addition, his service on the Advisory Board of the Center for Global Energy Policy at Columbia University, which conducts research and convenes policy experts and industry leaders on a range of energy-relevant matters, brings to the Board knowledge of and insight into environmental policy and renewable energy matters.
Education:
Bachelor of Science in Petroleum Engineering, the University of Texas
Pioneer Committees:
None
Current Public Company Directorships:
The Williams Companies, Inc.
Prior Public Company Directorships (within last five years):
None
Current Non-Public Company Board or Other Service:
The Center for Global Energy Policy at Columbia University Advisory Board
CSL Capital Management, LLC

Age: 70 Director Since: 1997 Independent: No

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	23

PROPOSAL ONE	TABLE OF CONTENTS

J. KENNETH THOMPSON

Mr. Thompson has served as the Board's independent Chairman since February 2019, and prior to that time, had served as Lead Independent Director since May 2015. Mr. Thompson has served as the President and Chief Executive Officer of Pacific Star Energy LLC, a privately held firm that is a passive holder of oil lease royalties in Alaska, since September 2000. He served as Managing Director of Alaska Venture Capital Group LLC, a privately held oil and gas exploration company in which Pacific Star Energy LLC owns an interest, from December 2004 to December 2012. Mr. Thompson's experience includes serving as Executive Vice President of ARCO's Asia Pacific oil and gas operating companies in Alaska, California, Indonesia, China and Singapore from 1998 to 2000, and President and Chief Executive Officer of ARCO Alaska, Inc., the parent company's oil and gas producing subsidiary based in Anchorage, from June 1994 to January 1998. He also served in various technical and management roles at ARCO from 1974 to 1998, including as executive head of ARCO's oil and gas research and technology center from 1993 to 1994, which included research and technology application in various geoscience disciplines, engineering technologies and environmental sciences. When head of ARCO's Research & Technology Center, he also had oversight of the Information Technology department, the computing center and IT security.
Mr. Thompson's extensive experience as a CEO of an oil and gas exploration company and as a senior executive in operational and technical roles with a major international energy company brings to the Board significant senior executive experience, experience in and knowledge of the E&P industry and its operations, technology and research and development, strategic planning and risk management, HSE matters, international operations, and human resources. In addition, his experience as executive head of ARCO's oil and gas environmental research and technology initiatives and Chair of the environmental, health, safety and social responsibility committee of Coeur Mining, Inc. brings to the Board significant knowledge of and insight into environmental matters. In 2019, Mr. Thompson was selected as one of the 100 most influential corporate directors by the National Association of Corporate Directors.
Education:
Bachelor of Science degree in Petroleum Engineering, Missouri University of Science & Technology
Pioneer Committees:
Compensation and Leadership Development
Nominating and Corporate Governance
Sustainability and Climate Oversight (Chair)
Current Public Company Directorships:
Alaska Air Group, Inc.
Coeur Mining, Inc.
Tetra Tech, Inc.
Prior Public Company Directorships (within last five years):
None
Current Non-Public Company Board or Other Service:
CDF Capital (Chair)

Age: 71 Director Since: 2011 Independent: Yes

24	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	PROPOSAL ONE

PHOEBE A. WOOD

Ms. Wood has been a principal at CompaniesWood, a consulting firm specializing in advising and investing in early stage investments, since 2008. She was Executive Vice President and Chief Financial Officer of Brown-Forman Corporation, a diversified consumer products manufacturer, from 2001 to 2006, and Vice Chairman and Chief Financial Officer from 2006 to 2008, where she was responsible for the financial operations of the company, including corporate development, controllership, treasury, investor relations, tax, information technology and internal audit. Prior to Brown-Forman Corporation, Ms. Wood was Vice President, Chief Financial Officer and a Director of Propel Corporation (a subsidiary of Motorola) from 2000 to 2001. Previously, Ms. Wood served in various capacities during her tenure at ARCO from 1976 to 2000, including as divisional CFO in Alaska and England.
Ms. Wood's extensive senior executive experience as a financial officer in diverse industries, including a major international energy company, and Chair of the audit committees of two other public companies, bring to the Board extensive senior executive experience, and deep knowledge and experience in accounting, finance, capital markets, strategic planning, risk management, corporate governance, mergers and acquisitions and commercial transactions. In 2018, Ms. Wood was selected as one of the 100 most influential corporate directors by the National Association of Corporate Directors.
Education:
A.B. degree, Smith College
Master of Business Administration, the University of California Los Angeles
Pioneer Committees:
Compensation and Leadership Development
Nominating and Corporate Governance (Chair)
Sustainability and Climate Oversight
Current Public Company Directorships:
Invesco Ltd.
Leggett & Platt, Incorporated
PPL Corporation
Prior Public Company Directorships (within last five years):
Coca-Cola Enterprises Inc.
Current Non-Public Company Board or Other Service:
The Gheens Foundation Board of Trustees
American Printing House for the Blind Board of Trustees (Chair)
Co-Founder, Women of Color and White Women Against Racism

Age: 70 Director Since: 2013 Independent: Yes

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	25

PROPOSAL ONE	TABLE OF CONTENTS

Board Composition; the Directors' Experiences, Qualifications, Attributes and Skills; Rooney Rule
The Board endeavors to achieve an overall balance of backgrounds and diversity of experience at policy-making levels with a complementary mix of skills and professional experience in areas relevant to the Company's business and strategy, while also ensuring that the size of the Board is appropriate to function effectively and efficiently. Accordingly, the Board and the Nominating and Corporate Governance Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.
In considering whether an incumbent director should be nominated for reelection, the Board considers the results of its self-evaluation process. See "Corporate Governance - Director Self-Evaluation Process, Onboarding and Education and Board Refreshment" below for more detail about this process. In identifying potential director candidates for addition to the Board, the Nominating and Corporate Governance Committee will rely on any source available for the identification and recommendation of candidates, including its directors, officers and stockholders. In the event that the Nominating and Corporate Governance Committee determines to recruit candidates from outside Pioneer as potential nominees to join the Pioneer Board, the committee will use its best efforts to include, and will instruct any third-party search firm the committee engages to assist it in seeking candidates for the Pioneer Board to include, qualified candidates with a diversity of gender and race/ethnicity in the initial pool from which the committee selects director candidates.
As set out in the Company's Corporate Governance Guidelines, all directors are expected to possess the highest personal values and integrity; exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; be willing to devote adequate time to Board duties; strive for a collegial atmosphere showing mutual respect for all Directors and opinions; and be able to serve on the Board for a sustained period.
The table below summarizes certain key qualifications, skills and attributes that each director brings to the Board. The lack of a mark for a particular item does not mean the director does not possess that qualification or skill. However, a mark indicates a specific area of focus or expertise that the director brings to the Board. More details on each director's qualifications, skills and attributes are included in the director biographies on the previous pages.

26	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	PROPOSAL ONE

Senior Executive Experience - serving in a senior leadership role at another organization
E&P Industry Operations - experience in the exploration and production industry and/or knowledgeable on the Company's position in the sector
Science / Technology / Engineering / Research & Development - experience in research, innovation, or improvement on searching for or extracting raw materials
Accounting / Finance - knowledge of the financial markets, corporate finance, accounting regulations, and accounting and financial reporting processes
M&A / Commercial Transactions- experience in consolidation of companies or assets through various types of financial transactions
Strategic Planning / Risk Management - oversight of management's development, implementation of strategic priorities, security, and risk management
Environmental / Safety / Health / Sustainability - experience in refining and establishing sustainable practices and/or safer working conditions
Marketing / Sales - experience executing corporate commercial and/or marketing strategies and initiatives
Global Business / International - experience in globalization and developing international business relationships in global markets
Legal / Government / Regulatory - experience in highly regulated businesses and/or familiar with legal practices
Human Resources - experience in human capital management and/or cultivating resources and communication channels throughout the company
Other Public Boards - experience on boards of other publicly traded companies

Alameddine	●	●	●		●	●			●		●	●
Billingsley	●					●	●		●	●	●	●
Buchanan	●		●	●	●	●	●	●	●	●	●	●
Dealy	●	●	●	●	●	●	●	●	●	●	●	●
Dreyfus	●		●	●	●	●	●		●	●	●	●
Gallagher	●	●	●	●	●	●	●			●	●	●
Gobe	●	●	●		●	●	●		●		●	●
Hernandez*	●			●		●	●		●		●	●
Methvin	●	●	●	●		●	●	●	●	●	●	●
Mitchell	●	●		●	●	●	●	●	●		●	●
Risch*	●	●		●	●	●		●	●	●	●	●
Sheffield	●	●	●	●	●	●	●	●	●	●	●	●
Thompson	●	●	●	●	●	●	●	●	●	●	●	●
Wood	●	●		●	●	●			●	●	●	●
*Messrs. Hernandez and Risch will serve through the Annual Meeting.

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	27

CORPORATE GOVERNANCE

Corporate Governance Guidelines
The Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duties to stockholders. The Company's Corporate Governance Guidelines cover the following principal subjects:

•Role and functions of the Board
•Qualifications and independence of directors
•Size of the Board and director selection process
•Committee functions and independence of committee members
•Meetings of non-employee directors
•Self-evaluation of the Board and its committees
•Ethics and conflicts of interest (a copy of the current "Code of Business Conduct and Ethics" is posted on the Company's website at www.pxd.com/culture/governance)
•Review and approval of related person transactions

•Contacting the Board (including the Board's non-management or independent directors as a group), including reporting of concerns about the Company's accounting, internal controls or auditing matters
•Compensation of the Board and stock ownership requirements
•Succession planning and annual compensation review of senior management
•Directors' access to senior management and to independent advisors
•New director orientation
•Continuing director education

The Company's Corporate Governance Guidelines are posted on the Company's website at www.pxd.com/culture/governance. The Corporate Governance Guidelines are reviewed periodically and as necessary by the Company's Nominating and Corporate Governance Committee, and any proposed additions to or amendments of the Corporate Governance Guidelines are presented to the Board for its approval.
Board Leadership Structure
The Company's governing documents allow the roles of Chairman of the Board and CEO to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separate or combined based upon the Company's needs from time to time.
In February 2019, the Board appointed J. Kenneth Thompson, an independent member of the Board, to serve as Chairman of the Board concurrently with the appointment of Scott D. Sheffield to serve as the Company's President and Chief Executive Officer. Prior to his appointment to Board Chairman, Mr. Thompson had served as the Lead Director of the Board since May 2015, and has served as a member of the Board since 2011. The Board believes that Mr. Thompson's tenure as a director with the Company along with his extensive executive experience in the energy industry provides him deep knowledge of the Company, its history, its business and its industry, making him well suited to ensure that critical business issues are brought before the Board. In addition, the Board believes that Mr. Thompson's service as an independent director of a number of other boards provides him invaluable insight and exposure to many of the major issues Pioneer faces as a publicly-traded company.

28	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE

As the Board's independent Chairman, Mr. Thompson's duties include approving the agenda and meeting schedules for each meeting of the Board, in consultation with the CEO and the Corporate Secretary and taking into account suggestions of other directors, and presiding at meetings of the Board. All directors are encouraged to suggest the inclusion of agenda items and meeting materials, and any director is free to raise at any Board meeting items that are not on the agenda for that meeting. In addition, the Board's non-employee directors regularly meet in executive session without the presence of any members of management, and, in accordance with the Company's Corporate Governance Guidelines, the Board will hold at least one executive session with independent directors each year. Mr. Thompson presides at these executive sessions, following which he provides guidance and feedback to the Company's management team.
The Board regularly considers its leadership structure to ensure that the structure is appropriate in light of the needs of the Company's business, and the Board is open to different structures as circumstances may warrant. At the present time, the Board believes that the current arrangement of having Mr. Thompson, an independent director, serve as Chairman, best serves the interests of the Company and its stockholders.
CEO and Senior Management Succession Planning
The Board recognizes that management succession planning is a fundamental and ongoing part of its responsibilities. The full Board is responsible for overseeing CEO succession planning, and regularly reviews potential internal senior management candidates with the CEO and the Company's Senior Vice President, Human Resources, including the qualifications, experience, and development plans for these individuals. In addition, the Compensation and Leadership Development Committee regularly reviews potential successors to other senior officers within the organization with the CEO and the Company's Senior Vice President, Human Resources, including their qualifications, experience, and development plans. Directors engage with potential CEO and senior management successors at Board and committee meetings and in less formal settings to allow directors to personally assess candidates. Effective January 1, 2021, Pioneer appointed Richard P. Dealy, then serving as the Company's Executive Vice President and Chief Financial Officer, as the Company's President and Chief Operating Officer, and named Mr. Sheffield, then President and Chief Executive Officer, as Chief Executive Officer. Additionally, the Board has nominated Mr. Dealy to be elected to the Company's Board to serve a term to expire at the 2024 Annual Meeting of Stockholders.
Director Independence
Assessment Process. Each year, the Board, with the assistance of the Nominating and Corporate Governance Committee, assesses the independence of the Company's directors. In making this assessment, the committee and the Board use the independence standards of the NYSE corporate governance rules for determining whether directors are independent, and additionally consider the rules of the SEC and the NYSE in determining independence for Audit Committee and Compensation and Leadership Development Committee members. A director cannot be considered independent unless the Board affirmatively determines that he or she does not have any relationship with management or the Company that may interfere with the exercise of his or her independent judgment, including any of the relationships that would disqualify the director from being independent under the rules of the NYSE and SEC. In addition, the Nominating and Corporate Governance Committee and the Board consider the tenure of each director and whether a long period of service could affect his or her objectivity and independence from management.
Independence of Pioneer's Directors. The Board has assessed the independence of each director under the independence standards of the NYSE and affirmatively determined that all of the Board's directors and nominees, other than Messrs. Sheffield and Dealy, are independent. In connection with its assessment of the directors' independence, the Board reviewed the facts and circumstances of certain of the directors' roles as independent directors of companies that have a business relationship as a vendor or service provider to the Company in the ordinary course of business.

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	29

CORPORATE GOVERNANCE	TABLE OF CONTENTS

In each such case, the Board concluded that the director is an independent director because he or she is not an employee or officer of the other party and his or her role at the other company is limited to that of an independent director, and the business between Pioneer and the other company would not impair the director's independence. This was applicable to Ms. Methvin's role as an independent director of the general partner of Magellan Midstream Partners, L.P., which owns interests in pipelines and storage facilities that provide services to the Company, and Mr. Thompson's role as an independent director of Tetra Tech, Inc., an engineering consulting firm that provides services to the Company. With regard to Mr. Gobe, due to his transition to nonexecutive Chairman of ProPetro as of March 2022, he is deemed to be independent on the Company's Board as the Board determined that the business between Pioneer and ProPetro under an ongoing services agreement that the Company and ProPetro originally entered into prior to Mr. Gobe's service on the ProPetro board would not impair his independence.
Audit Committee. In connection with its assessment of the independence of each non-employee director, the Board also determined that each member of the Audit Committee meets the additional independence standards of the NYSE and SEC applicable to members of the Audit Committee. Those standards require that the director not be an affiliate of the Company and that the director not receive from the Company, directly or indirectly, any consulting, advisory or other compensatory fees except for fees for services as a director.
Compensation and Leadership Development Committee. In connection with its independence assessment, the Board also determined that each member of the Compensation and Leadership Development Committee meets the additional independence standards of the NYSE and SEC applicable to members of the Compensation and Leadership Development Committee. Those standards require that the Board consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to his or her ability to be independent from management of the Company in connection with the duties of a member of the committee, including the source of his or her compensation and whether he or she is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.
Director Self-Evaluation Process, Onboarding and Education and Board Refreshment
Board Composition. The Board does not currently believe that it is appropriate to impose either arbitrary term limits on directors' service or a mandatory retirement age. Directors who have served on the Board for an extended period of time provide valuable insight based on their experience with and understanding of the Company's mission, strategies and objectives and the challenges faced by the Company in the oil and gas industry, particularly given the industry's cyclical nature. Through its annual assessment of Board composition, the Board and its Nominating and Corporate Governance Committee strive to achieve an overall balance of backgrounds and diversity of experience at policy-making levels with a complementary mix of skills and professional experience in areas relevant to the Company's business, while also ensuring that the size of the Board is appropriate to function effectively and efficiently. The Board and Nominating and Corporate Governance Committee also consider a director's workload (including service on other boards), compliance with the Company's Corporate Governance Guidelines, whether they would be able to attend the vast majority of Board meetings, be willing and available to serve on Board committees, and be able to devote the time and effort necessary for Board matters. All director nominees meet the requirements of the Company's Corporate Governance Guidelines regarding limitations on other board service.
Self-Evaluation Process. Each year, the Board undergoes a rigorous and thorough self-evaluation process. The most recent process was led by Mr. Thompson, the Board's independent Chairman, and Ms. Wood, the Chair of the Nominating and Corporate Governance Committee. The self-evaluation is designed to assess whether the Board and its committees are functioning effectively. Each individual Board committee also conducts annual self-evaluations for the same purpose. The Board evaluation process described below is managed by the Corporate Secretary's office under the direction of the Board's independent Chairman and the Chair of the Nominating and Corporate Governance Committee. In addition, as part of the process, the Board reviews its skills and qualifications matrix to ensure that the Board maintains an appropriate balance of knowledge and experience in light of the Company's strategy and the long-term interests of stockholders. The Board believes that, collectively, its current members bring to the Board, through a variety of backgrounds and experiences, including through education, technical expertise, direct hands-on experience and managerial roles, a diverse range of skills and experience in relevant areas that contribute to overall effective leadership and exercise of oversight responsibilities by the Board.

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1	EVALUATION QUESTIONNAIRES ▼
The Board self-evaluation process occurs every January and begins with each director receiving a questionnaire that addresses Board and committee composition, organization, meetings and meeting content, oversight responsibilities, interactions with management, Board culture, skills and mix of experience, among other issues.

2	INDIVIDUAL INTERVIEWS ▼
The independent Chairman of the Board and Chair of the Nominating and Corporate Governance Committee have an in-depth conversation with each member of the Board to solicit candid input from each director regarding the issues outlined in the questionnaire.

3	REVIEW AND ANALYZE RESULTS ▼
With the assistance of the Corporate Secretary, the independent Chairman of the Board and Chair of the Nominating and Corporate Governance Committee review and analyze the information to identify changes from the self-evaluation results from the prior year and opportunities to improve Board effectiveness going forward. Follow-up conversations are held with directors as necessary.

4	USE OF FEEDBACK ▼
The independent Chairman and the Chair of the Nominating and Corporate Governance Committee review the results of the feedback with all directors and the Board discusses the areas identified for potential improvement.

5	CHANGES IMPLEMENTED
As a result of this evaluation process, the Board has strengthened its governance processes and procedures in multiple ways, including the following:
•addition of new directors to augment skills on the Board and to refresh existing skills;
•formation of new committees;
•the rotation of committee leadership and service;
•the addition of energy transition related continuing education sessions;
•increased frequency of reviews of key risks and strategic priorities and better prioritization of meeting materials and time; and
•increased director interaction with management succession candidates.

Director Onboarding and Continuing Education. The Company's directors are expected to keep current on issues affecting Pioneer and its industry and on developments with respect to their general responsibilities as directors. In order to assist directors in developing and maintaining these skills, the Board, under the leadership of the independent Chairman of the Board and Chair of the Nominating and Corporate Governance Committee has developed a robust orientation and onboarding program for new directors, which includes the appointment of a current director as a mentor during the onboarding process. Additionally, under the guidance of the Nominating and Corporate Governance Committee, the Board provides for continuing education for all directors.

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NEW DIRECTOR ORIENTATION	The orientation program is customized for each new director depending on his or her level of experience serving on other public company boards, his or her knowledge of Pioneer and the industry, and the oversight areas of applicable committees. Every orientation provides each director with an in-depth overview of the Company's strategic plans, corporate governance practices and other key policies and practices. The onboarding process includes a meeting at the Company's headquarters, where the new director meets with members of senior management and their staffs for a thorough briefing on the major operational and functional departments within the Company.

CONTINUING DIRECTOR EDUCATION	Continuing director education is provided via two primary avenues: (i) during regularly scheduled Board and committee meetings; and (ii) during specially scheduled director education sessions. Education provided during regularly scheduled Board and committee meetings focuses on topics necessary to assist the Board in discharging its duties, including updates on specific matters covered by each committee and Pioneer specific sessions, including through periodic site visits. Director education sessions generally focus on topics that are of interest to Pioneer and the industry. For example, in 2022, director education sessions focused on areas related to the energy transition, long-term energy demand, stockholder feedback, ESG and other relevant topics.

DIRECTOR EDUCATION SEMINARS	Directors are encouraged to attend and often take part in educational seminars and programs sponsored by external organizations. Pioneer covers the reasonable expenses for a director's participation in outside continuing education opportunities.

Refreshment and Diversity. Over time, the Board refreshes its membership through a combination of adding or replacing directors to achieve the appropriate balance between maintaining longer-term directors with deep institutional knowledge of the Company and adding directors who bring a diversity of perspectives and experience. Examples include the following:
•Among the twelve nominees for election to the Board, four were named to the Board since 2021, two of whom are women and two of whom identify as individuals from underrepresented communities.
•Average non-employee Board tenure of 8 years, displaying the long-term commitment of the Board to thoughtfully and systematically refreshing the Board.
•Periodic refreshment of the leadership and structure of the Board and the composition of its committees:
▪Currently, women hold 40 percent of Board leadership positions including the Chair of the Nominating and Corporate Governance Committee and the Chair of the Compensation and Leadership Development Committee.
▪A standing Sustainability and Climate Oversight Committee established.
•Bolstered the Board's diversity, experience and knowledge in the areas of oil and gas engineering and operations, the midstream and downstream segments of the energy industry, environmental policy, alternative energy, regulatory matters, safety, accounting, capital markets, corporate finance, corporate governance and diversity, equity and inclusion, among other areas.
If all of the nominees are elected to the Board, following the Annual Meeting, four of the 10 non-employee directors will have tenures of approximately two years or less and the average tenure of the non-employee directors will be eight years. Additionally, among the nominees, four self-identify as women, and two self-identify as individuals from underrepresented communities (meaning, an individual who self-identifies as Black, African American, Hispanic, Latino, Asian (including the Middle East), Pacific Islander, Native American, Native Hawaiian, or Alaska Native, or who self-identifies as gay, lesbian, bisexual, or transgender).

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The Board believes that, collectively, the directors offer a diverse range of backgrounds that contribute to the overall effectiveness of the Board:

NON-EMPLOYEE DIRECTOR TENURE	RACIAL DIVERSITY	GENDER DIVERSITY	AGE DIVERSITY

● 0-5 Years ● 6-10 Years ● >10 Years	● Racially Diverse ● Not Racially Diverse	● Female ● Male	● <60 Years ● 60-70 Years ● 70+ Years

8 YEAR AVERAGE	17% DIVERSE	33% FEMALE	AVERAGE AGE: 63
	▼	▼
AGGREGATE BOARD DIVERSITY: 42%
Engagement with Stockholders

Pioneer regularly engages with its stockholders and other stakeholders and solicits feedback on its corporate governance, sustainability and environmental programs and other important issues, including executive compensation. The Company's practice is to regularly reach out to its largest stockholders, generally twice per year. Initial stockholder outreach occurs prior to the annual meeting to discuss any concerns stockholders may have, but particularly relating to matters to be voted on at the meeting. Following the annual meeting, additional stockholder outreach occurs to review a wider range of topics of concern, including strategic priorities, sustainability and environmental issues, corporate governance and executive compensation. The views and concerns expressed by the Company's stockholders in these discussions are collected, reviewed and shared with the full Board. As part of this annual engagement process, during 2022 and through the date of this Proxy Statement, Pioneer met with stockholders holding in the aggregate approximately 60 percent of the Company's outstanding shares.

PRIORITIZED STOCKHOLDER OUTREACH AND ENGAGEMENT 60% Throughout 2022, the Company met with stockholders holding in aggregate approximately 60% of the Company's outstanding shares.

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WINTER

- Evaluate trends from most recent proxy season and associated governance best practices and regulatory developments
- Incorporate feedback from investors into annual review of pay programs and governance practices; incorporate changes as appropriate

SPRING

- Publish Annual Report and Proxy Statement
- Engage with top stockholders on items to be considered at Annual Meeting and solicit other feedback
- Hold Annual Meeting and share feedback from proxy season with Board

YEAR-ROUND
ENGAGEMENT

SUMMER/FALL

- Meet with top stockholders to understand their top business, strategic and ESG priorities, among other topics
- Share feedback with the Board and incorporate into annual review of Company strategy; incorporate changes as appropriate

Frequently, one or more independent directors, including the independent Chairman of the Board, participate along with members of senior management. In addition, throughout 2022, Mr. Sheffield, with other members of senior management, conducted a series of meetings with a number of the Company's largest stockholders to solicit feedback on certain issues that were receiving increased focus impacting companies in the E&P industry, including capital efficiency, the Company's capital return strategy, ESG and other key financial measures. Feedback from this engagement process typically covers a wide variety of topics, including strategy, risk management, executive compensation, sustainability and diversity. Pioneer's engagement

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process has led to a number of actions in recent years, including the following:

STRATEGY
•Implemented investment framework prioritizing free cash flow generation and return of capital to stockholders, consisting of a base dividend, a variable dividend, share repurchases and oil production growth of approximately five percent

SUSTAINABILITY
•Enhanced GHG, methane and freshwater reduction targets and disclosures
•Committed to following guidelines of the Task Force on Climate-related Financial Disclosures
•Joined the Oil and Gas Methane Partnership 2.0
DIVERSITY •Achieved diversity on the Board of 42% •Achieved diversity on the Executive Committee of 44% •Added new Board member with diversity, equity and inclusion expertise

EXECUTIVE COMPENSATION
•Increased weighting for HSE and ESG metrics in annual bonus plan. Added goals for cash return on capital invested ("CROCI") and return on capital employed ("ROCE")
•Increased NEOs' equity awards granted in performance units

GOVERNANCE
•Formed the Sustainability and Climate Oversight Committee to enhance and further define the Board's oversight of ESG matters
•Added new Board members with expertise in sustainability and diversity, equity and inclusion to augment the Board's skills
•Implemented Proxy Access

DISCLOSURE
•Enhanced disclosures of air emissions and health and safety metrics, diversity and inclusion initiatives and metrics, political contributions and community engagement
•Enhanced disclosures regarding Board diversity, governance processes and qualifications and skills of directors

Commitment to Sustainability
Sustainability Practices. The Board and senior management of the Company understand that in order to continue to provide value to the Company's stockholders, Pioneer must remain focused on its social license to operate and committed to ESG issues. To that end, the Company and its employees strive to ensure that Pioneer's operations are performed safely and with respect for the environment, that employees are provided with the resources they need to be collaborative and successful in their careers, and that the communities in which the Company operates share in the opportunities created by its investments.
In the environmental area, the Company has made managing its environmental impact and increasing disclosure of its efforts a priority. In 2022, Pioneer announced that it had adopted enhanced targets to reduce the use of freshwater in completions

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activity to 20% by 2026 and had increased reuse water in completions to over 70%. In addition, Pioneer has continued its leadership role in minimizing flaring in the Permian Basin and to achieve its goal to limit its flaring intensity to less than one percent of natural gas produced and to have zero routine flaring by 2025. During the year, the Company furthered its commitment to being a leader in methane reduction efforts by joining the Oil and Gas Methane Partnership (OGMP) 2.0 Initiative, which seeks to standardize methane emission measurement and reporting for the upstream energy industry. Pioneer was among the first U.S. operators to participate in this voluntary coalition with leadership and oversight from the United Nations. Additionally, the Company also increased its aerial methane detection campaign to three full field surveys per year, and advanced plans to add fixed-site sensors at its larger facilities.
With regard to safety and the Company's employees, Pioneer's goal is to send its workforce home safely every day. Pioneer's dedication to protecting employees' health and safety working in and around Company facilities and operating areas is supported by enforcing standards, corporate policies, and responsible and ethical procedures. The Company continued to implement its Serious Exposure program across all operations, prioritizing the highest-risk events, bringing increased visibility and proactive, consistent solutions to these more urgent situations.
As to social matters, Pioneer remains committed to diversity and inclusion. Pioneer prioritizes providing growth opportunities and career potential for women, people of diverse racial and ethnic backgrounds, and members of the lesbian, gay, bisexual, transgender and queer (LGBTQ+) community. Pioneer included sexual orientation and gender identity in its anti-harassment and nondiscrimination labor practices ahead of the 2020 U.S. Supreme Court ruling that upheld those protections within the Civil Rights Act of 1964. The Company has also signed the Business Coalition for the Equality Act which, if passed, would extend these federal protections to other areas such as fair housing and credit. The coalition is a group of U.S. employers that support the Equality Act, federal legislation that would provide the same basic protections to those who identify as LGBTQ as are provided to other protected groups under federal law. In addition, in 2022, Pioneer continued its participation in the Human Rights Campaign's Corporate Equality Index to show allyship to its LGBTQ+ workforce.
Board Oversight. As part of the Company's commitment, the Board is actively engaged in overseeing the Company's sustainability practices. For example, the Board regularly considers the potential impacts of climate change policy, growing alternative energy sources and the potential physical risks of climate change on Pioneer's long-term business prospects. As part of the Company's strategic planning process, management periodically prepares and reviews with the Board long-term scenarios under varying assumptions to stress test the Company's business outlook in the face of these risks. For further information, please review the Company's Climate Risk Report, available on the Company's website at https://pxd.com/reports/2022-climate-risk-report.
In addition, the Board's committees have oversight responsibilities related to various aspects of corporate sustainability, as described in more detail below in the section below entitled "The Board, its Committees and its Compensation - Meetings and Committees of the Board."
Procedure for Directly Contacting the Board and Whistleblower Policy
Any stockholder or other interested party may directly contact the Board (including the Board's non-management or independent directors as a group) by phone, email or in writing by following the procedures published on the Company's website at www.pxd.com/culture/governance. Communications are received and processed by the Company's Corporate Secretary's Office and, as appropriate, forwarded to the Chairman, the Board's designated committee(s) or appropriate committee Chair, or other member(s) of the Board. Complaints or concerns, including those relating to the Company's accounting, internal controls or auditing matters, may also be submitted anonymously or confidentially through Pioneer's Compliance Line by calling the number published on the Company's website at www.pxd.com/about/governance, although the Company may be obligated by law to disclose the information or identity of the person (if known) providing the information in connection with government or private legal actions and in some other circumstances. The Company's policy is not to take any adverse action, and to not tolerate any retaliation, against any person for asking questions or making good faith reports of possible violations of law, Company policy or the Code of Business Conduct and Ethics.

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THE BOARD ITS COMMITTEES AND ITS COMPENSATION

Meetings and Committees of the Board
The Board. Under the Company's Corporate Governance Guidelines, the Board provides oversight of management in conducting the business of the Company and monitors the Company's strategic direction. Directors are expected to devote sufficient time to carrying out their duties and responsibilities effectively and to attend all scheduled meetings of the Board and of the committees on which they serve. During 2022, the Board held 13 meetings, which in many cases included executive sessions of only independent directors. Each of the directors attended more than 75 percent of the meetings of the Board and the committees on which he or she served during 2022.
The Board has established five main standing committees: the Audit Committee, the Compensation and Leadership Development Committee, the Health, Safety and Environment Committee, the Nominating and Corporate Governance Committee and the Sustainability and Climate Oversight Committee. The charters for each of Pioneer's standing committees can be found on the Company's website at https://pxd.com/culture/governance. The Board has also formed a Reserves Committee to assist in the oversight of the Company's reporting of proved reserves, which meets on an ad hoc basis to carry out its specific purposes.
Upon the Nominating and Corporate Governance Committee's recommendations, the Board elects members of the standing committees annually. The table below sets forth the current composition of the standing committees and the number of meetings each held during 2022.

NAME	AUDIT COMMITTEE	COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE	HEALTH, SAFETY AND ENVIRONMENT COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	SUSTAINABILITY AND CLIMATE OVERSIGHT COMMITTEE

Director:
A.R. Alameddine
Lori G. Billingsley
Edison C. Buchanan
Maria S. Dreyfus
Matthew M. Gallagher
Phillip A. Gobe
Jacinto J. Hernandez*
Stacy P. Methvin
Royce W. Mitchell
Frank A. Risch*
J. Kenneth Thompson
Phoebe A. Wood
Meetings in 2022	9	7	5	4	4
Chairperson
*Mr. Sheffield does not serve as a member of any of the Board's standing committees and Messrs. Hernandez and Risch will serve through the Annual Meeting.

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AUDIT COMMITTEE

Primary Oversight Responsibilities
•Oversee financial reporting process, including the integrity of Company financial statements and compliance with legal and regulatory requirements
•Review the qualifications, independence, and performance of the Company's independent auditors and the qualifications and performance of the Company's internal auditors
•Review the Company's compliance with legal and regulatory requirements and effectiveness of the Company's compliance and ethics program
•Assist the Board in fulfilling its oversight of enterprise risk management, particularly with regard to financial reporting, cybersecurity and the effectiveness of information systems
•Provide an open avenue of communication among the independent auditors, financial and senior management, internal auditors and the Board
The Board determined that each of the Audit Committee members is financially literate and that Messrs. Mitchell and Risch and Ms. Dreyfus meet the SEC's definition of audit committee financial expert.

MEMBERS Royce W. Mitchell (Chair) Edison C. Buchanan Maria S. Dreyfus Jacinto J. Hernandez Frank A. Risch

MEETINGS IN 2022 9 Committee Meetings

COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE

Primary Oversight Responsibilities
•Oversee the Company's executive compensation policies, plans, programs and practices and reviewing and approving the compensation of the CEO and executive officers
•Conduct an annual review of the CEO's performance and discuss the CEO's review of the other executive officers' performance
•Review and report to the Board annually on the succession-planning process for the CEO and senior management
•Oversee the Company's people strategies and initiatives, such as talent recruitment and development, culture, diversity, equity and inclusion, and employee engagement
•Oversee the administration of the Company's employee and executive benefit plans
•Retain and evaluate the advice of the independent compensation consultant, Meridian Compensation Partners LLC ("Meridian")

MEMBERS Stacy P. Methvin (Chair) A.R. Alameddine Lori G. Billingsley J. Kenneth Thompson Phoebe A. Wood

MEETINGS IN 2022 7 Committee Meetings

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HEALTH, SAFETY AND ENVIRONMENT COMMITTEE

Primary Oversight Responsibilities
•Oversee the Company's HSE management systems, including processes to ensure compliance with applicable legal and regulatory requirements
•Review and approve the Company's HSE performance goals and review management's performance against those goals
•Oversee the Company's management of current and emerging HSE issues, including trends in legislation and proposed regulations affecting the Company
•Oversee the Company's operational implementation and progress regarding certain environmental and climate-related targets, such as emissions-intensity and freshwater reduction targets
•Oversee the Company's policies with respect to risk management arising out of the Company's HSE practices, including related operational technology cybersecurity risks
•Monitor management's efforts in creating a culture of safety and environmental protection practices

MEMBERS Phillip A. Gobe (Chair) Lori G. Billingsley Maria S. Dreyfus Matthew M. Gallagher Jacinto J. Hernandez Royce W. Mitchell

MEETINGS IN 2022 5 Committee Meetings

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Primary Oversight Responsibilities
•Evaluate and monitor social, governance, political, human rights and public policy trends, issues and concerns and other sustainability and corporate responsibility matters
•Develop and recommend appropriate corporate governance principles and practices and assist the Board in implementing those practices
•Oversee the Company's political spending and lobbying activities and charitable contribution practices
•Review and assess the adequacy of the Company's Corporate Governance Guidelines
•Identify and evaluate nominees for election on the Board and recommend committee members and structure
•Review related person transactions and make a determination regarding the initial authorization or ratification of any such transactions
•Oversee the self-evaluation process of the Board

MEMBERS Phoebe A. Wood (Chair) A.R. Alameddine Edison C. Buchanan Stacy P. Methvin Frank A. Risch J. Kenneth Thompson

MEETINGS IN 2022 4 Committee Meetings

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SUSTAINABILITY AND CLIMATE OVERSIGHT COMMITTEE

Primary Oversight Responsibilities
•Oversee the Company's climate-related risk processes and mitigation plans
•Oversee management's development of the framework and metrics utilized to measure progress toward achievement of the Company's ESG-related goals and targets
•Oversee the Company's preparation of its annual Sustainability Report and Climate Risk Report, as well as other significant disclosures related to climate change and other ESG-related matters
•Evaluate and monitor significant climate related policy trends

MEMBERS J. Kenneth Thompson (Chair) Maria S. Dreyfus Phillip A. Gobe Stacy P. Methvin Royce W. Mitchell Phoebe A. Wood

MEETINGS IN 2022 4 Committee Meetings

In addition to these standing committees, the Board has established one additional committee to meet as needed to carry out its specific purposes:
•Reserves Committee - this committee assists the Board with its responsibilities relating to the oversight of management's preparation of reporting of its proved reserves estimates. The committee meets with the executives and employees of the Company responsible for overseeing the Company's proved reserves estimates prior to the issuance of the Company's Annual Report on Form 10-K. The committee is led by Mr. Alameddine and its other members are Messrs. Gallagher, Gobe and Thompson and Ms. Methvin.
This committee was established as an ad hoc committee for a specific purpose and meets on an as needed basis, and the Board has not adopted a written charter for this committee.
Board's Role in Oversight of Strategy and Risk Management
The Board generally designates one meeting each year at which the Board works with management to conduct an in-depth review of the Company's strategic plans and identify the principal issues and risks to accomplishing its strategy. At each of the other regular meetings, in addition to reviewing the Company's performance and business plans in relation to its strategy, the Board's practice is to focus on one or more of the key risks identified, including management's efforts to monitor and mitigate those risks.
Except as discussed below, the Board as a whole oversees the Company's assessment of major risks and the measures taken to manage such risks. For example, the Board:
•oversees the long-term strategic direction of the Company;
•receives periodic presentations from management regarding significant areas of risk as part of the Company's enterprise risk management process, including strategic, operational, financial and regulatory risks, and efforts to mitigate those risks;

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•oversees management of the Company's commodity price risk through regular review with executive management of the Company's derivatives strategy, and provides oversight for the Company's policy that limits the Company's authority to enter into derivative commodity price instruments to a specified level of production, above which management must seek Board approval;
•has established specific dollar limits on the commitment authority of members of senior management and requires Board approval of expenditures or entering into material contracts and transactions exceeding that authority; and
•reviews management's capital spending plans, approves the Company's capital budget after reviewing projected investment returns and requires that management present for Board review significant departures from those plans.
In addition, the committees of the Board oversee specific areas of risk:

AUDIT COMMITTEE •Financial reporting and internal controls •Compliance and ethics •Cybersecurity •Financial and credit risks	COMPENSATION & LEADERSHIP DEVELOPMENT COMMITTEE •Compensation programs •Diversity, equity and inclusion •Culture and talent development •Succession planning	HEALTH, SAFETY & ENVIRONMENT COMMITTEE •Health, safety and environment •Operational integrity •Regulatory	NOMINATING & CORPORATE GOVERNANCE COMMITTEE •Corporate governance policies and procedures •Political spending and lobbying activities	SUSTAINABILITY & CLIMATE RISK OVERSIGHT COMMITTEE •Climate-related risks •Sustainability targets, policies and procedures

The Company believes that its current leadership structure supports the risk oversight function of the Board. The Chairman of the Board currently is an independent director, non-employee directors chair the Board committees involved with risk oversight, there is open communication between management and directors, and all directors are actively involved in the risk oversight function.
Attendance at Annual Meetings
The Board encourages all directors to attend the annual meetings of stockholders. All of the then-serving directors attended the 2022 Annual Meeting of Stockholders held on May 25, 2022.
Director Compensation
General. The Board's practice is to review the Company's non-employee director compensation program from time to time based on recommendations from the Compensation and Leadership Development Committee, and generally, any changes are made effective as of the next following Annual Meeting of Stockholders. The Compensation and Leadership Development Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation and Leadership Development Committee. The Compensation and Leadership Development Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. Every other year, the Compensation and Leadership Development Committee conducts an in-depth benchmarking review of the program with Meridian, its independent compensation consultant, including each element of the program as well as the compensation in total, comparing the program with the programs of the same peer group used by the Compensation and Leadership Development Committee for purposes of

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benchmarking executive compensation. The Compensation and Leadership Development Committee conducts a high-level review of the program in years when the full benchmarking review is not done. Based on the Company's non-employee director compensation program benchmarking review and after consultation with Meridian, the Compensation and Leadership Development Committee recommended, and the Board approved, the elements of the program listed below.
The elements of compensation for the Company's non-employee directors as of January 1, 2022 were as follows:

ANNUAL BASE RETAINER FEE $85,000, payable in cash	ANNUAL GRANT OF RESTRICTED STOCK UNITS $225,000

ANNUAL INDIVIDUAL CHAIR RETAINER FEES
•Independent Chairman of the Board - $175,000 ($100,000 payable in the form of RSUs and $75,000 payable in cash)
•Chairs of the Audit Committee, Compensation and Leadership Development Committee, Health, Safety and Environment Committee and Nominating and Corporate Governance Committee - $20,000 ($15,000 payable in the form of RSUs and $5,000 payable in cash)

Except as noted below with regard to the initial grant to Mr. Hernandez, all of the RSUs received in payment of non-employee directors' annual fees vest quarterly on a pro rata basis during the director year, and the price that is used to calculate the number of RSUs granted is based on an average of the closing stock prices over the 30 trading days prior to the date of the annual meeting of stockholders at which the directors were elected. The vesting of ownership and the lapse of transfer restrictions on RSUs awarded to non-employee directors is accelerated in full upon the death or disability of the director or a change in control of the Company. Unless a deferral election is made, RSUs are paid in shares of the Company's common stock promptly following the vesting date. Non-employee directors may elect to defer settlement of their RSUs until the earliest to occur of (i) the one-year anniversary of the director's retirement, resignation or removal from the Board, (ii) a date certain that the director specifies, (iii) the director's death or (iv) a change in control of the Company.
Additionally, non-employee directors are (i) eligible to participate in the Company's matching charitable contribution program, pursuant to which the Company will match up to $5,000 of eligible contributions to a charity of a director's choice each year (or $10,000 in 2022 if the donations were made as part of the Company's donation to humanitarian aid relief organizations operating in Ukraine and the surrounding region), and in the Company's program pursuant to which it will make a contribution to the charity of a director's choice in an amount equal to the director's contribution to the Company's political action committee, up to $5,000, (ii) provided information technology support by the Company and (iii) reimbursed for travel and certain other related expenses to attend meetings of the Board or its committees and director education seminars and for the cost of certain trade publications. No additional fees are paid for attendance at Board or committee meetings. In those instances when a director's spouse accompanies the director to Board or committee meetings or director education seminars, the Company reimburses the director for the cost of the spouse's travel and certain related expenses.
As is customary for new Pioneer directors, in connection with his initial election to the Board, Mr. Hernandez received grants of (i) RSUs valued at the pro rata portion of the normal annual grant of RSUs for directors based on his respective start date, which vest quarterly as described above and (ii) RSUs valued at $150,000 as a one-time grant. The RSUs covered by this one-time grant are subject to vesting and transfer restrictions that lapse with respect to one-third of the shares each year following the grant over a three-year period. Vesting is accelerated in full in the event of the death or disability of the director or a change in control of the Company.

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TABLE OF CONTENTS	THE BOARD

2022 Director Compensation Table
The table below summarizes the compensation paid by the Company to non-employee directors during 2022. Mr. Sheffield, whose employee compensation is reflected in the Summary Compensation Table, did not receive additional compensation in 2022 for serving on the Board.

NAME	FEES EARNED OR PAID IN CASH (1)	STOCK AWARDS (2)	ALL OTHER COMPENSATION (3)	TOTAL
	($)	($)	($)	($)
(a)	(b)	(c)	(g)	(h)

A.R. Alameddine	85,147	241,684	—	326,831
Lori G. Billingsley	85,147	241,684	2,500	329,331
Edison C. Buchanan	85,147	241,684	14,500	341,331
Maria S. Dreyfus	85,147	241,684	—	326,831
Matthew M. Gallagher	85,147	241,684	—	326,831
Phillip A. Gobe	90,006	257,959	12,500	360,465
Larry R. Grillot (5)	42,500	—	5,000	47,500
Jacinto J. Hernandez (4)	35,768	336,718	—	372,486
Stacy P. Methvin	90,006	257,959	1,000	348,965
Royce W. Mitchell	90,006	257,959	5,228	353,193
Frank A. Risch	85,147	241,684	3,500	330,331
J. Kenneth Thompson	160,213	349,099	15,000	524,312
Phoebe A. Wood	90,006	257,959	—	347,965
Michael D. Wortley (5)	42,500	—	2,000	44,500
(1)A portion of the amounts included in this column represent cash received in lieu of fractional RSUs during 2022.
(2)Stock awards represent the aggregate grant date fair value attributable to RSU awards granted in 2022, determined in accordance with Financial Accounting Standards Board of Accounting Standards Codification Topic 718 ("FASB ASC 718"). Accordingly, the Company valued its RSU awards based on the market-quoted closing price of the Company's common stock on the last trading day prior to the grant date of the awards. Additional detail regarding the Company's share-based awards is included in Note 8 of Notes to Consolidated Financial Statements included in "Item 8. Financial Statements and Supplementary Data" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022. Aggregate director stock awards for which restrictions had not lapsed as of December 31, 2022, totaled (i) 1,314 shares for Messrs. Alameddine and Gallagher; (ii) 1,114 shares for Ms. Dreyfus; (iii) 1,100 shares for Mr. Hernandez; (iv) 1,074 shares for Ms. Billingsley; (v) 644 shares for Mr. Thompson; (vi) 476 shares for Messrs. Gobe and Mitchell and Mses. Methvin and Wood; and (vii) 446 shares Messrs. Buchanan and Risch. In accordance with director elections, shares for which vesting services had been performed but for which share issuance has been deferred totaled 2,865 for Mr. Alameddine; 2,169 for Ms. Billingsley; 22,857 for Mr. Buchanan; 3,310 for Mr. Gallagher; 4,257 for Mr. Gobe; 1,342 for Dr. Grillot; 470 for Mr. Hernandez; 2,750 for Ms. Methvin; 2,233 for Mr. Mitchell; and 8,503 for Ms. Wood as of December 31, 2022. The Company did not issue to the directors any options to purchase the Company's common stock during 2022 and the directors did not hold any unexercised stock options as of December 31, 2022.
(3)Amounts reported in the All Other Compensation column consist of matching contributions made by the Company under its programs that (i) match gifts to charitable organizations and (ii) match gifts to qualifying educational institutions and makes contributions to the charity of a director's choice in an amount equal to the director's contribution to the Company's political action committee.
(4)Mr. Hernandez joined the Board in July 2022.
(5)Dr. Grillot and Mr. Wortley both retired from the board in May 2022.

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THE BOARD	TABLE OF CONTENTS

Stock Ownership Guidelines for Non-Employee Directors
To support the Company's commitment to significant stock ownership, the Company has established an ownership guideline that non-employee directors own stock with a value of at least $500,000, which is approximately seven times the cash annual base retainer fee. The non-employee directors have three years after joining the Board to meet this guideline. Directors are required to retain all shares of common stock acquired upon the vesting of RSUs, other than sales to satisfy tax obligations, until the ownership guideline is reached. In evaluating compliance by directors with the stock ownership guidelines, the Compensation and Leadership Development Committee has established procedures to minimize the effect of stock price fluctuations on the deemed value of the individual's holdings. All non-employee directors are in compliance with this ownership guideline.

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AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report and references in this Proxy Statement to the independence of the Audit Committee members shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates such information by reference in such filing.
The Audit Committee's purpose is to assist the Board with its responsibilities relating to the oversight of the Company's internal controls, financial statements and the audit process. The Board, in its business judgment, has determined that all members of the Audit Committee meet the independence standards of the NYSE and the SEC applicable to members of the Audit Committee.
The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and for auditing the Company's internal controls over financial reporting. While the Audit Committee has the responsibilities and powers set forth in its charter, and management and the independent registered public accounting firm for the Company are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's consolidated financial statements are complete, accurate and prepared in accordance with generally accepted accounting principles.
In performing its oversight role, the Audit Committee:
•reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2022 with management and Ernst & Young LLP;
•discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC, and any other applicable accounting and auditing standards;
•received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young LLP's communications with the Audit Committee concerning independence; and
•discussed with Ernst & Young LLP the firm's independence.
Management, the internal auditors and the independent auditors also made presentations to the Audit Committee throughout the year on specific topics of interest, including: (i) the Company's enterprise risk assessment process; (ii) cybersecurity; (iii) the Company's information technology systems and controls; (iv) its income tax strategy and risks; (v) its derivatives policy and usage; (vi) Ernst & Young LLP's 2022 integrated audit plan; (vii) updates on completion of the audit plan; (viii) the Company's critical accounting estimates and critical accounting policies; (ix) the impact of new accounting guidance and SEC rules; (x) compliance with the internal controls required under Section 404 of the Sarbanes-Oxley of 2002; (xi) the Company's ethics and compliance program; (xii) accounting for the Company's convertible senior notes; (xiii) the impact of COVID-19 on the Company's financial results; (xiv) legal matters involving the Company; (xv) oil and gas reserves processes and controls; (xvi) accounting organizational changes; (xvii) critical accounting matters; and (xviii) accounting for marketing contracts.
Based on the reports and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K

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AUDIT COMMITTEE REPORT	TABLE OF CONTENTS

for the year ended December 31, 2022, for filing with the SEC. The Audit Committee has also selected Ernst & Young LLP as the Company's independent registered public accounting firm for 2023.
Although determined to be financially literate (as defined by the SEC rules), the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting for the Company and are not experts in auditor independence standards or legal or regulatory matters. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's consolidated financial statements has been carried out in accordance with generally accepted auditing standards, that the consolidated financial statements are presented in accordance with generally accepted accounting principles or that Ernst & Young LLP is in fact independent.
Respectfully submitted by the Audit Committee of the Board of Directors,
Royce W. Mitchell, Chair
Edison C. Buchanan
Maria S. Dreyfus
Jacinto J. Hernandez
Frank A. Risch

46	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE REPORT

The information contained in this Compensation and Leadership Development Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference to such filing.
During the last fiscal year, and this year in preparation for the filing of this Proxy Statement with the SEC, the Compensation and Leadership Development Committee of the Board:
•reviewed and discussed the disclosure set forth under the heading "Compensation Discussion and Analysis" with management as required by Item 402(b) of Regulation S-K; and
•based on the reviews and discussions referred to above, recommended to the Board that the disclosure set forth under the heading "Compensation Discussion and Analysis" be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Respectfully submitted by the Compensation and Leadership Development Committee of the Board of Directors.
Stacy P. Methvin, Chair
A.R. Alameddine
Lori G. Billingsley
J. Kenneth Thompson
Phoebe A. Wood

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation and Leadership Development Committee (the "Compensation Committee"), composed entirely of independent directors, oversees the Company's executive compensation program on behalf of the Board. This Compensation Discussion and Analysis describes the material elements and objectives of the Company's 2022 executive compensation program and the material factors the committee considered in making its decisions with respect to the 2022 compensation of the group of officers named in the executive compensation tables below, who are referred to as named executive officers. The named executive officers currently serving as Company officers (the "NEOs") are:
•Scott D. Sheffield, Chief Executive Officer;
•Richard P. Dealy, President and Chief Operating Officer;
•Mark S. Berg, Executive Vice President, Corporate Operations;
•J. D. Hall, Executive Vice President, Operations; and
•Neal H. Shah, Senior Vice President and Chief Financial Officer.
Executive Summary
The Company's executive compensation program is designed to emphasize "pay for performance" with the following three main components for 2022, all determined with reference to the Company's compensation peer group for each NEO:
•Base Salary - fixed cash component
•Annual cash bonus incentive award - variable cash payout based on Company and individual performance for the year
•Long-term incentive plan awards - equity compensation, with 100 percent of the CEO's target value, and 60 percent of the other NEOs' target value, allocated to performance units, and the remainder of the other NEOs' target value allocated to time-based RSU awards that vest over three years
Highlights of 2022 Performance. In 2022, the Company continued its mission to be the leading independent operator in the United States. After successfully completing its integration of Parsley and DoublePoint Energy ("Doublepoint"), in 2022, the Company utilized its scale and the synergies from the acquisitions to prioritize cash flow generation, maintaining an efficient cost structure and implementing a single-digit, longer-term production growth profile, while enhancing its ESG practices.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS

Highlights of the Company's 2022 performance included:

FINANCIAL
•Delivered strong cash flow from operating activities of $11.3 billion
•Successfully implemented strategy to return capital to stockholders and returned $8.0 billion of capital through dividends of over $26 per share and $1.65 billion of share repurchases
•Ran capital efficient program and maintained low-cost structure with total capital expenditures of $3.8 billion

STRATEGIC
•Maintained strong balance sheet and financial flexibility by ending 2022 with unrestricted cash on hand of $1.0 billion and $3.0 billion of liquidity
•Expanded development of wells with lateral lengths in excess of 15,000 feet to drive capital efficiency and generate greater returns
•Delivered fifth consecutive year of drilling and completions efficiency gains

ESG
•Joined the Oil and Gas Methane Partnership 2.0
•Received an MSCI ESG Rating of A
•Enhanced target to limit freshwater usage in completions to 20 percent by 2026
•Included third-party limited assurance of Scope 1 and Scope 2 emissions and flaring data in annual Sustainability Report

2022 Compensation Actions. The following is a summary of the material compensation decisions made by the Compensation Committee for 2022 for the NEOs:
•Base Salary - the base salary for Messrs. Sheffield, Berg and Hall were modestly increased based on the peer market data and other considerations as further described below; with respect to Messrs. Dealy and Shah, who were new to their roles as of the beginning of 2021, their base salary was further increased in recognition of their successful assumption of the responsibilities of their new roles to more closely align with the peer data for their positions and breadth of responsibilities.
•Annual Cash Bonus Incentive Award - with the exception of Mr. Sheffield, the NEOs' target bonus percentages were held constant and not increased. Following the end of the 2022 year, the Compensation Committee assessed the Company's performance against its pre-determined goals and arrived at a final NEO general payout level of 150.9 percent of target, which, with the support of management, was adjusted down to 140 percent in order to increase the bonus pool for non-officer employees.
•Continued emphasis on performance-based long-term incentive plan awards - the target values of the 2022 long-term incentive awards for the NEOs, except for Mr. Sheffield, were increased, as further described below, in recognition of the successful integration of the Parsley and Doublepoint acquisitions in 2021 and the related increase in breadth of operational and function responsibilities, and in the case of Messrs. Dealy and Shah, also in recognition of their successful assumption of the responsibilities of their new roles as noted above.

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS

The following charts illustrate the various components of total 2022 annual compensation for the CEO and the other NEOs as a group as reported in the Summary Compensation Table below.

CEO	OTHER NEOS

● Long-Term Incentive Awards ● Annual Cash Bonus ● Base Salary ● Other Compensation	● Long-Term Incentive Awards ● Annual Cash Bonus ● Base Salary ● Other Compensation

More information regarding the Compensation Committee's decisions for 2022 and the Company's executive compensation program is contained in the remainder of this Compensation Discussion and Analysis section.
Stockholder Engagement and Response to Stockholder Advisory Vote on Named Executive Officer Compensation. As further described above in the section titled, "Corporate Governance - Engagement with Stockholders," Pioneer regularly engages with its stockholders and other stakeholders and solicits feedback on its corporate governance, sustainability and environmental programs and other issues, including executive compensation. During the meetings held in 2022, the Company received positive feedback on its executive compensation program and at the 2022 Annual Meeting over 97 percent of the total votes cast were voted in favor of the Company's say-on-pay proposal to approve the 2021 executive compensation program.
Notwithstanding this strong level of support from the Company's stockholders for the 2021 executive compensation program, the Company took the following actions to enhance its program, in certain cases directly in response to feedback from investors:
•For the 2022 executive compensation program, the Compensation Committee increased the weighting for ESG goals in the annual cash bonus incentive program to 15 percent of the overall program.
•For the 2023 executive compensation program, the Compensation Committee approved changes to NEOs' performance share awards to further align with the Company's strategy. These changes included the following:
•payout of 50% of the performance units is based on the Company's achievement of free cash flow per share metrics;
•payout of 50% of the performance units is based on the Company's achievement of return on capital employed metrics; and
•in each case, the ultimate payout under the performance units is subject to certain other adjustments (up or down by up to 25%) based on the Company's total shareholder return over the performance period relative to that of the Company's peers.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation and Compensation-Related Corporate Governance Policies and Practices. The Company's executive compensation and compensation-related governance policies and practices are designed to reward the NEOs for the achievement of strategic and operational goals and increases in stockholder returns, while discouraging unnecessary or excessive risk taking, and incorporating many best practices, including the following:

WHAT WE DO	Pay for performance - target total compensation for CEO and NEOs primarily comprised of variable compensation
Emphasize long-term performance - stock grants for CEO and NEOs primarily comprised of long-term performance shares that are measured over a period of three years
HSE and ESG goals - the Compensation Committee incorporates HSE and ESG goals in the annual cash bonus incentive program
Perform a market comparison of all elements of pay to our peer group
Robust stock ownership guidelines
Clawback policy
Double-trigger payments in the event of a change in control
Independent Compensation Committee with independent compensation consultant

WHAT WE DON'T DO	No tax gross ups
No defined benefit pension programs for the NEOs
No employment agreements
No hedging or pledging of Company common stock
No excessive perquisites
No repricing of stock options

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS

Executive Compensation Program
Philosophy and Objectives. The Company's executive compensation program is designed to emphasize "pay for performance" by:
•providing performance-driven compensation opportunities that attract, retain and motivate executives to achieve optimal results for the Company and its stockholders;
•aligning compensation with the Company's short- and long-term business objectives while providing sufficient flexibility to address the unique dynamics of the E&P industry; and
•emphasizing the use of equity-based compensation to motivate the long-term retention of the Company's executives and align their interests with those of stockholders.
As an executive's leadership role expands, and the scope, duties and responsibilities of the executive's position increase, the Compensation Committee believes a greater portion of total compensation should be performance-driven and should have a longer duration, and base salary should be a relatively smaller portion of total compensation. The committee believes that the majority of an NEO's realized compensation should be driven by Company performance.
Executive Compensation Components. The components of the Company's executive compensation program for 2022 and the respective purposes of each are described in the table below.

COMPENSATION COMPONENT	DESCRIPTION	PURPOSE AND PHILOSOPHY

Base Salary	Fixed annual cash compensation
Provides a stable, fixed element of cash compensation
Recognizes and considers the internal value of the position within the Company and the individual's experience, leadership potential and demonstrated performance

Annual Cash Bonus Incentive	Performance-based annual cash compensation based on annual performance goals with pre-assigned weights
Rewards executives for the achievement of annual financial, operating, health/safety/environmental and strategic goals as well as individual performance
Allows the committee to evaluate both objective and subjective considerations when determining final payout amounts
Emphasizes team performance but allows for variation based upon individual contribution

Long-Term Incentive Awards
Performance units - Equity compensation with payout in shares based on total stockholder return in relation to peers and the S&P 500 index over a three-year period

RSUs - Time-based equity compensation with a three-year vesting schedule

Long-term equity awards ensure that realized value to the executive aligns with value delivered to stockholders
Multi-year vesting reinforces retention
Encourages executive stock ownership
Critical to the Company's ability to attract, motivate and retain the Company's key executives

Other Compensation	Health and life insurance, retirement benefits and limited perquisites	Addresses health and post-retirement welfare of executives and provides certain other limited benefits
Providing competitive opportunities for each of these components of pay relative to industry peers is a critical factor in enabling Pioneer to attract, retain and motivate key executives. In general, the Compensation Committee's philosophy is to use publicly available data regarding the compensation practices of its compensation peer group (as discussed below) as a factor to set opportunities for each component of pay for each NEO. Actual opportunities for each NEO are based upon a variety of additional factors including individual experience, breadth of duties and responsibilities, and/or contribution level. The ultimate values realized by the NEOs upon payout of the annual cash bonus incentive or vesting of long-term incentive awards will also vary depending on performance, which, in the case of the long-term incentive awards, will be determined over a period of three years.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS

Compensation Setting Process
Role of the Compensation Committee. As a part of its oversight of the Company's executive compensation program, the Compensation Committee:
•administers the Company's executive compensation program;
•establishes the Company's overall compensation philosophy and strategy; and
•ensures the NEOs are rewarded appropriately in light of the guiding principles as described in the sections above.
In determining the compensation of the NEOs:
•the Compensation Committee considers the CEO's evaluation of the other NEOs' performance and his recommendations as to their compensation, but the committee makes all final decisions regarding their compensation; and
•with regard to the CEO's compensation, the committee:
•determines the individual elements of the CEO's total compensation and benefits;
•approves specific annual corporate goals and objectives relative to the CEO's compensation;
•reviews the CEO's performance in meeting these corporate goals and objectives; and
•prior to finalizing compensation for the CEO, reviews the committee's intentions with the other independent directors on the Board and receives their input.
The Compensation Committee uses tally sheets to review each NEO's total compensation and potential payouts in the event of a change in control and for various employment termination events, including the NEO's potential "walk-away" benefits. The committee also reviews historical target and actual compensation levels to determine whether the compensation program design is meeting the committee's objectives of providing fair compensation and effective retention, as well as supporting the program's emphasis on pay-for-performance.
A further description of the duties and responsibilities of the Compensation Committee is included in "The Board, its Committees and its Compensation - Meetings and Committees of the Board."
Role of Management. The Company's Human Resources Department assists the Compensation Committee and its independent compensation consultant in gathering the information needed for their respective reviews of the Company's executive compensation program. This assistance includes assembling requested compensation data for the NEOs and providing input on individual NEO roles and responsibilities. As referenced in the section above, the CEO develops pay recommendations for the other NEOs for review and discussion with the committee. The committee, in executive session and without executive officers present, approves the CEO's pay levels.
Role of the Compensation Consultant. For 2022, the Compensation Committee retained Meridian to serve as an independent consultant to the committee to provide information and objective advice regarding executive and director compensation. The committee did not direct Meridian to perform its services in any particular manner or under any particular method. The committee has the final authority to hire and terminate the compensation consultant, and the committee evaluates the compensation consultant annually. Meridian does not provide any services to the Company other than in its role as advisor to the committee, and the committee has determined that no conflicts of interest exist as a result of the engagement of Meridian. The committee has also retained Meridian as its independent consultant on executive and director compensation for 2023.
From time to time, Meridian contacts the Company's executive officers for information necessary to fulfill its assignment and makes reports and presentations to and on behalf of the Compensation Committee that the Company's executive officers also receive.
Market Comparison. In conjunction with Meridian, the Compensation Committee annually reviews the competitiveness of its compensation programs to determine the degree to which target and actual compensation levels reflect the Company's overall philosophy and compare to the external market. This annual review covers all components of direct compensation, including

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS

base salary, annual cash bonus targets and long-term incentive awards. Information gathered from the proxy statements of the peer group companies and Meridian's proprietary databases are reviewed as a part of the market comparison effort.
Each year the Compensation Committee identifies a peer group consisting of independent oil and gas E&P companies that have similar operational and capital investment profiles as the Company. The committee believes that selection based upon these metrics is likely to result in identification of the companies with which the Company should expect to compete for executive talent. Thus, the committee believes this peer group provides a reasonable point of reference for comparing the compensation of the Company's executives to others holding similar positions and having similar responsibilities. The committee's overall objective is to construct a peer group with roughly equal numbers of companies that are larger than and smaller than the Company, primarily taking into consideration the companies' relative sizes in terms of enterprise value and market capitalization, but also considering total assets and revenue. The committee reviews the peer group each year and makes changes as needed.
For the most part, the companies in the peer group, which were reviewed at the Compensation Committee's meeting in November 2021, did not change from the prior year, except that Concho Resources Inc. and Parsley Energy, were removed due to acquisitions.

BENCHMARKING PEER COMPANIES	ENTERPRISE VALUE (1)	MARKET CAP. (2)
	(IN MILLIONS)($)	(IN MILLIONS)($)

ConocoPhillips	109,097	99,748
Occidental Petroleum Corporation	74,951	31,308
EOG Resources, Inc.	55,482	53,984
Hess Corporation	32,849	25,411
Devon Energy Corporation	32,707	27,128
Diamondback Energy, Inc.	27,404	19,407
Continental Resources Inc.	22,627	17,643
Ovintiv Corporation	19,853	12,122
Apache Corporation	19,053	9,908
Marathon Oil Corporation	16,910	12,867
Coterra Energy (formerly Cimarex Energy Co.)	n/a	n/a

SUMMARY STATISTICS AND PIONEER RANKING	ENTERPRISE VALUE (1)	MARKET CAP. (2)
	(IN MILLIONS)($)	(IN MILLIONS)($)

25th Percentile	20,547	14,061
50th Percentile	30,055	22,409
75th Percentile	49,824	30,263
Pioneer	52,657(3)	45,615(4)
(1)Enterprise value is the summation of market capitalization as of October 29, 2021, plus net debt as of June 30, 2021.
(2)Market capitalization was determined as of October 29, 2021.
(3)Pioneer's enterprise value ranked in the 76th percentile.
(4)Pioneer's market capitalization ranked in the 85th percentile.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS

Elements of the Company's Compensation Program
As stated above, early each year, in collaboration with Meridian, the Compensation Committee reviews the competitiveness of Pioneer's executive compensation program, and targets opportunities for each component of pay based on a variety of factors. The following sections describe in greater detail each of the components of the Company's executive compensation program and how the amounts of each element were determined for 2022.
Base Salary
For 2022, the committee set the NEOs' base salaries as set forth in the table below. In establishing the NEOs' base salaries, the Compensation Committee reviewed with Meridian its base salary benchmarking data and analyzed how effectively the data matched each executive's duties and responsibilities. With respect to Messrs. Dealy and Shah who were appointed to their roles effective January 1, 2021, in recognition of their successful assumption of broader responsibilities, the Compensation Committee further increased their base salaries for 2022 to more closely align with the peer data for their positions and breadth of responsibilities.

NEO	2021 BASE SALARY ($)	2022 BASE SALARY ($)	CHANGE (%)

Scott D. Sheffield	1,250,000	1,300,000	4.0
Richard P. Dealy	640,000	735,000	14.8
Neal H. Shah	500,000	580,000	16.0
Mark S. Berg	515,000	536,000	4.1
J. D. Hall	515,000	536,000	4.1
Annual Cash Bonus Incentive Program
The annual cash bonus incentive award component of the Company's executive compensation program is intended to compensate the NEOs based on the achievement of annual financial, operating, ESG, HSE and strategic goals and individual performance.
Target Bonus Amounts
For 2022, the Compensation Committee established for each NEO a target bonus level as a percentage of base salary, as set forth in the table below. With regard to the CEO, Mr. Sheffield, the target bonus was increased to reflect the increase in the Company's size and operations due to the acquisitions and successful integration of Parsley and Doublepoint in 2021. With regard to the other NEOs, the Compensation Committee determined not to change their respective target bonus percentages.

NEO	2021 TARGET BONUS (%)	2022 TARGET BONUS (%)	CHANGE (%)

Scott D. Sheffield	130	150	15
Richard P. Dealy	100	100	—
Neal H. Shah	80	80	—
Mark S. Berg	80	80	—
J. D. Hall	80	80	—

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Performance Score. Shortly following the end of the year, when the Company's results are known, the committee evaluates the Company's and the NEOs' performance and determines the actual payout to each NEO based on the following formula:

Actual payout	=	Base salary	x	Target bonus (%)	x	Performance score (%)	+/-	Individual performance adjustment (if any)
To assist the Compensation Committee in its determination of the performance score, the committee works with senior management to establish a number of operational, financial, HSE, ESG and strategic performance goals at the beginning of the year. Each goal has a pre-assigned weighting, for purposes of guiding the committee's evaluation of performance. The target performance metrics are intended to align with the guidance the Company provides its investors.
2022 Performance Goals and Results
Following year-end, the Compensation Committee assessed the Company's performance, and determined an actual payout percentage for each goal. The payout percentage for each goal can range from zero to a maximum of 250 percent, and is established by the committee using its subjective judgment as to the Company's performance in each area. The committee believes it is important to retain its ability to exercise a certain level of discretion so that the Board and management will have flexibility to plan for and react to changing industry circumstances, such as commodity prices, cost structures and acquisition and divestment opportunities, without creating conflicting incentives for management.
The targets for the 2022 operational, financial, ESG, HSE and strategic goals, together with the results, are set out in the table below:

PERFORMANCE GOAL	TARGET PERFORMANCE	PERFORMANCE RESULT	RELATIVE WEIGHT	PAYOUT (% OF TARGET)	WEIGHTED PAYOUT

ESG (1)			15%	125%	18.8%
HSE (1)			5%	143%	7.1%
Free cash flow (2)	> $6.4 billion	$8.349 billion	20%	250%	50.0%
Cash return on capital invested (3)	> 19%	30.0%	10%	250%	25.0%
Return on capital employed (4)	> 18%	30.0%	10%	250%	25.0%
Drilling, completions and facilities capital (5)	< $3.450 billion	$3.820 billion	10%	—%	—%
Base lease operating and corporate G&A costs/BOE (6)	< $7.80	$9.51	10%	—%	—%
Certain strategic goals (7)			20%	125%	25.0%
Total performance factors (@100%)			100%		150.9%
Discretionary factor (not to exceed +/- 33%)					(10.9%)
Final performance score					140.0%
(1)Scoring of performance against the HSE and ESG goals was based on the Health, Safety and Environment Committee's and the Sustainability and Climate Oversight Committee's evaluation of the Company's performance.
(2)Free cash flow ("FCF") is a non-GAAP financial measure. As used by the Company, FCF is defined as net cash provided by operating activities, adjusted for changes in operating assets and liabilities, less capital expenditures. The Company believes this non-GAAP measure is a financial indicator of the Company's ability to internally fund acquisitions, debt maturities, dividends and share repurchases after capital expenditures.
(3)Cash return on capital invested ("CROCI") is a non-GAAP financial measure. As used by the Company, CROCI is EBITDAX (defined below) divided by the book value of oil and gas properties (both proved and unproved) before depreciation, depletion and amortization and

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impairments. The Company believes CROCI is used by the investment community as a measure of return on capital invested and has the benefit of ignoring impairments, providing an overall evaluation of returns on capital over time that does not inflate returns after an impairment. "EBITDAX" represents earnings before depletion, depreciation and amortization expense; exploration and abandonments; accretion of discount on asset retirement obligations; interest expense; income taxes; net gain or loss on the disposition of assets; net gain or loss on early extinguishment of debt; noncash derivative-related activity; noncash amortization of stock-based compensation; noncash valuation adjustments on investment in affiliates, short-term investments and deficiency fee obligations; and other noncash items.
(4)Return on capital employed ("ROCE") is a non-GAAP financial measure. As used by the Company, ROCE is net income adjusted for tax-effected noncash mark-to-market ("MTM") adjustments, unusual items and interest expense divided by the summation of average total equity (adjusted for tax effected noncash MTM adjustments, unusual items and interest expense) and average net debt.
(5)Drilling, completions and facilities capital expenditures refers to capital spending for drilling, completions, facilities and seismic, and excludes capital spending for acquisitions, asset retirement obligations, capitalized interest, geological and geophysical G&A, information technology and corporate facilities, if any.
(6)Base lease operating costs refers to the Company's oil and gas production costs.
(7)For 2022, the strategic goals category included (i) improving overall capital and cost efficiency performance; (ii) attracting incremental investors; (iii) evaluating longer-term strategy options for drilling inventory; (iv) improving/expanding drilling portfolio and oil recovery opportunities; (v) enhancing sustainability program and water management; and (vi) advancing efforts to increase diversity, equity and inclusion across the Company.
The Company delivered a strong operational performance in 2022. The following summarizes some of the notable performance highlights from the year relating to the performance goals, which led to the Compensation Committee's decisions as to the payout percentages set forth above:
•ESG & HSE - exceeded the goals; as noted by the Health, Safety and Environment Committee and the Sustainability and Climate Oversight Committee, the Company enhanced previously announced targets to reduce GHG and methane emission intensities from the Company's operations, including accelerating its goal to end routine flaring by 2025 and enhancing its target to reduce freshwater use in completions to less than 20 percent by 2026; joined the Oil and Gas Methane Partnership (OGMP) 2.0 as one of the first U.S. operators to participate; obtained third party limited assurance of Scope 1 and Scope 2 emissions and flaring data in annual Sustainability Report; entered into agreement to develop a 140 megawatt wind generation facility on Company-owned acreage; transitioned to new HSE risk model enhancing processes and technology; and advanced the utilization of collected data to improve HSE focus areas.
•Free cash flow - well exceeded the goal; delivered cash flow from operating activities for 2022 of $11.3 billion, leading to free cash flow of $8.349 billion for the year. The improvement in free cash flow was driven by continued strength in oil prices and the Company's strategy to utilize its scale and technological advancements to drive operational efficiencies, despite an inflationary environment.
•Cash return on capital invested - well exceeded the goal; delivered higher than expected cash return on capital invested as the Company utilized its large, contiguous acreage position in the high-margin, high-return Midland Basin to drive a capital efficient program, including the continued expansion of the development of wells with longer laterals, increasing simulfrac completion crews and utilizing the Company's extensive water infrastructure in the Midland Basin.
•Drilling, completions and facilities capital and base lease operating and corporate G&A costs/BOE - did not reach the goal; the Company was unable to fully mitigate the impact of the inflationary environment in 2022 despite achieving a fifth consecutive year of efficiency improvements associated with the Company's drilling and completion activities during the year, coupled with supply chain efficiencies.
•Strategic goals - accomplished essentially all goals; delivered a fifth consecutive year of efficiency improvements associated with Company's drilling and completion activities, continued to successfully implement framework to return capital to stockholders through the return of $8.0 billion via dividends and share repurchases; continued to strengthen the Company's drilling portfolio through acreage trade transactions and acquisitions to add lateral feet for drilling locations; continued to evaluate enhanced oil recovery pilot and optimization opportunities; continued to enhance methane reduction and freshwater usage goals; and continued to implement diversity, equity and inclusion action plans across the business units and functions.

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Under the program, the Compensation Committee retains discretion to adjust the amount of the final payout, positively or negatively, by up to 33 percent, to recognize critical performance factors and industry conditions, for all NEOs as a group or separately for each NEO based on individual performance factors, but the total payout for any NEO may not exceed 250 percent of his or her target bonus. For 2022, the committee exercised its discretion for the final payout level of the NEOs, as a group, and, with the support of management, rounded the final result down to 140 percent of target in order to increase the bonus pool for non-officer employees.
Annual Long-Term Incentive Awards
The Compensation Committee established a target dollar amount for annual awards to each NEO, and arrived at the resulting number of shares by dividing the target value by the 30 trading day average closing price of the Company's common stock prior to February 1, 2022. In establishing the target dollar amount of the awards to grant to NEOs, the committee considered peer group benchmarking data as well as each NEO's total target compensation level and each NEO's performance to determine if unique performance issues, positive or negative, existed that should affect the value of the 2022 annual long-term incentive award. Although the committee reviewed the size and current value of prior long-term incentive awards, it did not consider these values in determining the long-term incentive award for the NEOs, believing that prior years' awards were a component of those specific years' total compensation and were not excessive, and that the 2022 awards should be competitive with an NEO's current peer group position in order to retain and motivate the NEO.
The Compensation Committee also reviewed the Company's approach for delivering long-term incentives to NEOs. As a part of its review, the committee considered the balance of risk in the long-term incentive program, peer company practices, and input from senior management and Meridian. In accordance with the pay-for-performance philosophy of the Company's compensation program, the committee approved continuing the mix of equity awards from 2021, with the weighting on performance units at 100 percent for the CEO and 60 percent for the other NEOs. The balance of the other NEOs' awards were in the form of RSUs, which vest over three years.
With regard to the CEO, Mr. Sheffield, the Compensation Committee determined not to change the target dollar amount of the awards as compared to the 2021 year. With regards to the other NEOs, their target dollar amount of awards was increased in recognition of the successful integration of the Parsley and Doublepoint acquisitions in 2021 and the related increase in breadth of operational and functional responsibilities. Additionally, in the case of Messrs. Dealy and Shah, the target dollar amount of the awards was further increased in recognition of their successful assumption of broader responsibilities in 2021 to more closely align with the peer data for their positions and breadth of responsibilities.

				ALLOCATION AMONG AWARDS (1)
NEO	2021 TARGET VALUE ($)	2022 TARGET VALUE ($)	CHANGE (%)	RSU AWARDS ($)	PERFORMANCE UNITS ($)

Scott D. Sheffield	8,870,900	8,870,900	—%	—	8,870,900
Richard P. Dealy	3,400,000	5,250,000	54.4%	2,100,000	3,150,000
Neal H. Shah	1,700,000	2,625,000	54.4%	1,050,000	1,575,000
Mark S. Berg	2,275,000	2,843,750	25.0%	1,137,500	1,706,250
J. D. Hall	2,275,000	2,843,750	25.0%	1,137,500	1,706,250
(1)These dollar amounts vary from the values disclosed in the Summary Compensation Table and the 2022 Grants of Plan-Based Awards table below because those amounts are calculated based on the grant date fair value of the awards for accounting purposes in accordance with SEC rules. See the footnotes to those tables for further information regarding the methodology for determining the values of the awards for purposes of those tables.

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RSU Awards. For the 2022 RSU award program, the awards vest over three years in one-third increments annually following the date of grant, subject to the NEO remaining employed with the Company continuously through the applicable vesting dates. Additional information regarding the terms of these awards is described below under "Executive Compensation Tables-Narrative Disclosure for the 2022 Grants of Plan-Based Awards Table."
Performance Unit Awards. Each year, the Compensation Committee considers whether any changes should be made to the peer group or metrics used in measuring relative performance with respect to the performance unit grants. In connection with the Company's response to its engagement process, for the 2021 long-term incentive program, the Compensation Committee approved the addition of the S&P 500 index to the peer group for the purpose of determining the payout of the performance unit awards. Accordingly, for the 2022 performance unit award program, the payout will be based on relative total stockholder return, or "TSR" (as defined in the award agreements), over a three-year performance period of the Company's common stock compared to a group composed of the Company's designated industry peers as well as the broader stock index. The committee believes relative TSR is an appropriate long-term performance metric because it generally reflects all elements of a company's performance and provides alignment between the interests of management and the Company's stockholders.
In determining the group of industry peer companies for the 2022 awards, the Committee approved the replacement of Cimarex Energy with Coterra Energy Inc. Accordingly, the companies in the 2022 performance unit peer group, in addition to Coterra Energy Inc., are Apache Corporation, ConocoPhillips, Devon Energy Corporation, Diamondback Energy, Inc., EOG Resources, Inc., Hess Corporation, Marathon Oil Corporation, Occidental Petroleum Corporation, and Ovintiv Inc. as well as the S&P 500 Equal Weight Total Return index. Continental Resources, Inc. was in the 2022 performance peer group but has since been removed as a result of it having been taken private. As depicted in the following table, the payout will range from zero percent to 250 percent of the target number of performance units awarded based on the Company's relative TSR ranking in the peer group at the end of the three-year performance period that began on January 1, 2022 and ends December 31, 2024:

TSR RANK AGAINST PEERS	PERCENTAGE OF PERFORMANCE UNITS EARNED (1)

1	250%
2	225%
3	200%
4	170%
5	140%
6	110%
7	90%
8	70%
9	40%
10	0%
11	0%
12	0%
(1)See the 2022 Grants of Plan-Based Awards table below, and the description of the performance units following that table, for additional information regarding the terms of the performance units.
The performance unit awards granted each year provide an additional balance of risk to the long-term incentive award program because a new three-year performance period starts at the beginning of each year. As depicted in the table below, with respect to the performance units granted in 2020, for the period January 1, 2020 to December 31, 2022, the Company's performance resulted in a payout of 99 percent of target.

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The Company structured the 2020 performance unit awards to vest based upon our TSR against a peer group that was deemed to compete with the Company for executive talent, as well as companies that were similar in operational and capital investment profiles as the Company. The relative TSR performance metric was intended to reflect how the Company's performance and alignment with stockholders compared to a specific and suitably broad peer group. As a result of the COVID-19 pandemic and a significant industry downturn, an unprecedented level of consolidation occurred within the industry. Approximately 45% of the original peer group that were included in the 2020 performance units were acquired by a third party or were the subject of other transactions that resulted in the entities no longer being publicly traded companies.
Under the terms of the 2020 performance units, the significantly reduced number of peers and the final TSR ranking for Pioneer provided the Compensation Committee the ability to award a payout within the range of 25%-99% of target. After careful evaluation, the Compensation Committee determined that a final payout percentage of 99% was appropriate. As part of this determination, the Compensation Committee considered multiple factors, including the following:
•the success of management's actions to position the Company to be a consolidator during this challenging period, including significant reduction of operational costs and implementation of health and safety protocols;
•the growth of the Company's enterprise value from January 1, 2020 to December 31, 2022 from $26.7 billion to $57.8 billion;
•the actions undertaken by management that led to an aggregate relative TSR over the performance period of 106%; and
•the significant reduction in number of original peer companies still publicly traded, and the fact that every member of the original peer group that was acquired during the period had a TSR that ranked below the Company's TSR prior to the announcement of their respective acquisition premium.
The Compensation Committee believes that the actions management implemented during this time uniquely positioned the Company to lead a structural change in the industry that is critical to investors and the final payout represents the Company's performance relative to the industry in line with the Compensation Committee's goal to reward performance.

RANK	COMPANY (1)	TSR (%)

1	Devon Energy Corporation	251%
2	Marathon Oil Corporation	145%
3	Hess Corporation	126%
4	EOG Resources, Inc.	111%
5	Apache Corporation	109%
6	Pioneer	106%
7	Diamondback Energy, Inc.	102%
(1)As noted above, although Cimarex Energy Co., Concho Resources Inc., Continental Resources, Inc., Noble Energy, Inc. and Parsley were originally part of the performance peer group, they have been removed due to each of them having been acquired or due to transactions that resulted in them no longer being a publicly traded company during the performance period. Had those entities remained in the peer group through the entirety of the performance period, the Company's TSR ranking would have been as follows (using the TSR of the peer companies prior to the announcement of their respective acquisition premium): 6 out of 12.

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Accordingly, the performance shares earned by the NEOs for the 2020 to 2022 performance period were as follows:

NEO	TARGET PAYOUT OF SHARES (#)	PAYOUT % OF TARGET	ACTUAL PAYOUT OF SHARES (#)

Scott D. Sheffield	60,240	99%	59,638
Richard P. Dealy	10,702	99%	10,595
Neal H. Shah	2,852	99%	2,824
Mark S. Berg	8,597	99%	8,512
J. D. Hall	8,597	99%	8,512
To demonstrate the pay-for-performance nature of the performance unit program, the following table shows the resulting realized values of the performance unit program for performance unit awards granted to the individuals serving as CEO since 2010:

PERFORMANCE PERIOD	MIN PAYOUT OF SHARES (#)	TARGET PAYOUT OF SHARES (#)	MAX PAYOUT OF SHARES (#)	ACTUAL EARNED DATE	TSR RANK	PAYOUT % OF TARGET	ACTUAL PAYOUT OF SHARES (#)

Awards to the CEO
1/1/2010-12/31/2012	—	28,222	70,555	12/31/2012	1	250%	70,555
1/1/2011-12/31/2013	—	16,065	40,163	12/31/2013	1	250%	40,163
1/1/2012-12/31/2014	—	17,553	43,883	12/31/2014	2	200%	35,106
1/1/2013-12/31/2015	—	30,540	76,350	12/31/2015	4	150%	45,810
1/1/2014-12/31/2016	—	23,273	58,183	12/31/2016	3	175%	40,728
1/1/2015-12/31/2017	—	11,530	28,825	12/31/2017	4	150%	17,295
1/1/2016-12/31/2018	—	14,847	37,118	12/31/2018	6	110%	16,332
1/1/2017-12/31/2019	—	19,110	47,775	12/31/2019	6	100%	19,110
1/1/2018-12/31/2020	—	20,683	51,708	12/31/2020	3	170%	35,162
1/1/2019-12/31/2021	—	30,444	76,110	12/31/2021	3	155%	47,189
1/1/2020-12/31/2022*	—	60,240	150,600	12/31/2022	6	99%	59,638
1/1/2021-12/31/2023*	—	72,683	181,708	12/31/2023	Not yet determined
1/1/2022-12/31/2024*	—	44,855	112,138	12/31/2024	Not yet determined
* 100 percent of the CEO's annual long-term incentive award was allocated to performance units.
In administering the annual long-term incentive award program, awards are currently made to NEOs under the following guidelines:
•All long-term incentive awards are approved during the regularly scheduled first quarter Compensation Committee meeting.
•The Company does not time the release of material non-public information to affect the value of the executive equity compensation awards.
•All annual awards vest over three years, subject generally to the continued employment of the executive officer.

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Total Direct Compensation
In determining the extent to which the Company's executive compensation program meets the Compensation Committee's compensation philosophy and objectives, the committee reviews the competitiveness of total compensation (the aggregate of base salary, annual cash bonus incentive payment and the grant value of long-term incentive plan awards), in addition to each of the individual compensation components.
Other Compensation
Overview. The Compensation Committee believes that providing some perquisites, as well as health, welfare and retirement benefits, as components of total compensation is important in attracting and retaining qualified personnel; however, because the Company has chosen to emphasize variable, performance-based pay, the Company takes a conservative approach to these fixed benefits. The Company's perquisite, retirement and other benefit programs are established based upon an assessment of competitive market factors and a determination of what is needed to attract, retain and motivate high caliber executives.
Limited Perquisites. The perquisites provided to the NEOs are the payment of the costs of financial counseling services, annual medical physical exams and personal use of the Company's cell phones and computers. The Company also pays for the costs for the NEOs' spouses to participate in certain business trips, dinners or events, which the Company expects to be minimal.
Each year, the Company purchases a certain number of hours of flight time through private charter aircraft companies. These hours are made available for business use to the executive officers and other employees of the Company. The Company's policy is to not permit employees, including executive officers, to utilize these hours for personal use. The Company expects there will be occasions when a personal guest (including a family member such as a spouse) will accompany an employee on a business-related flight. In such instances, the Company will follow the Internal Revenue Service rules and, where required, impute income to the employee based on the Standard Industry Fare Level rates provided by the Internal Revenue Service.
Health and Welfare Benefits. The Company's NEOs participate in the Company's health and welfare benefit plans, including medical, dental, disability and life insurance arrangements, on the same basis as the Company's other employees.
Retirement Plans. All eligible employees of the Company, including the NEOs, may participate in the Company's 401(k) Plan. From January 2021 through August 2022, the Company contributed one dollar for every dollar of base compensation (up to ten percent of base compensation and subject to the Internal Revenue Service imposed maximum contribution limits) contributed by the participant. Starting in September 2022, the Company contributed two dollars for every dollar of base compensation (up to five percent of base compensation and subject to the Internal Revenue Service imposed maximum contribution limits) contributed by the participant. The participant's contributions are fully vested at all times, and the Company's matching contributions vest over the first four years of service, after which time the matching contributions vest immediately. Participants may make additional pre-tax and after-tax contributions to the plan. All contributions are subject to plan and Internal Revenue Service limits.
The Company provides a non-qualified deferred compensation plan with a fixed Company matching contribution rate to certain of its more highly compensated employees, which includes the NEOs. The plan allows each participant to contribute up to 50 percent of base salary and 100 percent of the participant's annual cash bonus. The Company provides a matching contribution equal to the NEO's contribution, but limited to a maximum of ten percent of annual base salary. The Company's matching contribution vests immediately. The non-qualified deferred compensation plan permits each participant to make investment allocation choices for both their contribution and the Company match to designated mutual funds offered as investment options under the non-qualified deferred compensation plan. The Company retains the right to maintain these investment choices as hypothetical investments or to actually invest in the participant's investment choices. To date, the Company has chosen to actually invest the funds in the investment options selected so that the investment returns are funded and do not create unfunded liabilities to the Company. The Company believes the plan is administered in operational compliance with all applicable rules and law. For more information on the non-qualified deferred compensation plan provisions, see "Executive Compensation Tables - 2022 Non-Qualified Deferred Compensation."
Severance and Change in Control Arrangements. The Compensation Committee believes compensation issues related to severance and change in control events for the NEOs should be addressed through contractual arrangements. As a result, while

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the Company has not entered into employment agreements with its executive officers, the Company enters into change in control agreements with each of its executive officers, including each NEO, to recruit and retain executives, provide continuity of management in the event of an actual or threatened change in control and provide the executive with the security to make decisions that are in the best long-term interest of the stockholders. The change in control agreements do not provide a "gross-up" payment for excise taxes that might be imposed on payments under the change in control agreements by Section 4999 of the Internal Revenue Code (the "Code"), and it is the Company's policy that it will not provide such gross up benefits in future change in control or severance agreements. The Company historically has entered into severance agreements with each NEO, but beginning in 2015, the Company ceased entering into individual severance agreements with new officers, who are eligible to participate in the Company's severance plan (the "Severance Plan"). NEOs that had previously entered into severance agreements (Messrs. Sheffield, Dealy, Berg and Hall) were not impacted and maintained their individual agreements. The terms of these agreements are described later in "Executive Compensation Tables - Potential Payments upon Termination or Change in Control."
Stock Ownership Guidelines
To support the commitment to significant stock ownership by NEOs, the Company's common stock ownership guidelines are as follows:

OFFICER	REQUIRED STOCK OWNERSHIP - MULTIPLE OF ANNUAL BASE SALARY

CEO	6x
COO	5x
All other NEOs	3x
An NEO generally has three years after becoming an executive officer to meet the applicable stock ownership guideline. In evaluating compliance by executive officers and directors with the stock ownership guidelines, the Compensation Committee has established procedures to minimize the effect of stock price fluctuations on the deemed value of the individual's holdings. The NEOs are required to retain all shares of common stock acquired in connection with the exercise of stock options or the vesting of other stock awards, other than sales to satisfy the exercise price of a stock option or tax obligations, until the applicable ownership guideline is reached. All NEOs have exceeded their minimum ownership guidelines. Given these robust requirements for stock ownership and the executives' historical levels of actual stock ownership, the committee does not believe that it is necessary to adopt a separate policy requiring executives to retain stock following the vesting or exercise of their long-term incentive plan awards.
Policies Restricting Transactions to Hedge the Market Value of the Company's Common Stock; Prohibited Equity Transactions
The Company has adopted policies with respect to the purchase of financial instruments or engaging in transactions that hedge or offset a decrease in the market value of Company equity securities by directors, officers, employees, or certain of their designees. Under these policies, directors, officers and employees of the Company and their designees are prohibited from engaging in short sales of any Company securities and from purchasing financial instruments that hedge or offset, or are designed to hedge or offset, a decrease in the market value of the Company's securities (other than instruments granted under the Company's equity-based compensation plans that could be considered derivative securities, such as stock options and RSUs). Prohibited transactions include those involving option contracts, warrants, stock appreciation rights, straddles, collars, puts or calls, prepaid variable forward contracts, equity swaps, collars and exchange funds and other derivative securities involving Company equity securities, and the policies' restrictions also apply to the spouse and household members of directors, officers and employees.

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The Company's policies also prohibit directors and officers, as well as employees who are included in the group whose trading in Pioneer securities is prohibited without permission, from pledging Company securities as collateral for a loan or holding Company securities in a margin account without advance approval from the Board. Further, the Company's policies require directors and executive officers to obtain authorization from the Board before entering into a trading plan that, under the SEC's Rule 10b5-1, would permit the sale of the Company's stock, including at times when the director or executive officer is in the possession of material nonpublic information.
Policy on Recovery of Compensation and Clawbacks
The Board has adopted a clawback policy under which the Board, or a committee of the Board, has the right to cause the reimbursement by an executive officer of the Company of certain incentive compensation if the compensation was predicated upon the achievement of certain financial results that were subsequently the subject of a required restatement of the Company's financial statements and the executive officer engaged in fraudulent or intentional illegal conduct that caused the need for the restatement.
Indemnification Agreements
The Company has entered into indemnification agreements with each of its directors and executive officers. Each agreement requires the Company to indemnify the director or executive officer to the fullest extent permitted by the Delaware General Corporation Law. This means, among other things, that the Company must indemnify the indemnitee against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement that are incurred in a legal proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the Company if the indemnitee meets the standard of conduct provided under Delaware law. Also as permitted under Delaware law, the indemnification agreements require the Company to advance expenses in defending such an action provided that the director or executive officer undertakes to repay the amounts if the person ultimately is determined not to be entitled to indemnification from the Company.
Deductibility of Executive Compensation
Section 162(m) of the Code places restrictions on the deductibility of executive compensation paid by public companies. Prior to 2018, the Company could not deduct compensation paid to certain NEOs in excess of $1.0 million unless the compensation met the definition of "performance-based compensation" pursuant to Section 162(m) of the Code. Following the enactment of the Tax Cuts and Jobs Act, beginning with the 2018 calendar year, the $1.0 million annual deduction limitation applies to compensation paid to any individual who is the Chief Executive Officer, Chief Financial Officer or one of the other three most highly compensated executive officers for 2017 or any subsequent calendar year, and there is no longer any exception for qualified performance-based compensation. For periods after 2017, without the performance-based compensation exception, it is expected that any compensation deductions for any individual who is the Company's Chief Executive Officer, Chief Financial Officer or one of its other three most highly compensated executive officers in 2017 or any later year (including the 2022 year), will be subject to a $1.0 million annual deduction limitation. Tax deductibility is only one factor that the Company considers when setting compensation, therefore certain compensation paid to applicable executive officers may not be deductible. Thus, decisions relating to 2022 compensation were not impacted by deduction considerations under Section 162(m) of the Code. Nevertheless, the Compensation Committee will continue to consider the pay-for-performance alignment of the Company's executive compensation program in making its determinations.

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table
For 2022, the compensation paid to the Company's NEOs consisted of a base salary, annual cash bonus incentive award payments, awards of RSUs and performance units, employer contributions to the Company's 401(k) and non-qualified deferred compensation plans, and certain perquisites, which elements of compensation are described in greater detail above in the "Compensation Discussion and Analysis" and in the tables that follow. The following table summarizes the total compensation earned by or paid to the NEOs for 2022, 2021, and 2020, for each year that the individual was deemed to be an NEO. Each NEO's principal position reflects their title as of the end of the 2022 year.

NAME AND PRINCIPAL POSITION	YEAR	SALARY(1)	BONUS	STOCK AWARDS (2)	OPTION AWARDS (2)	NON-EQUITY INCENTIVE PLAN COMPENSATION (3)	ALL OTHER COMPENSATION (4)	TOTAL
		($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)	(j)
Scott D. Sheffield Chief Executive Officer	2022	1,292,310	—	14,873,021	—	2,713,860	176,663	19,055,854
	2021	1,240,882	—	12,015,954	—	2,581,040	164,949	16,002,825
	2020	1,105,778	—	11,087,774	—	1,078,140	124,879	13,396,571
Richard P. Dealy President and Chief Operating Officer	2022	720,395	—	7,662,174	—	1,008,560	105,848	9,496,977
	2021	635,887	—	4,095,804	—	1,017,420	88,701	5,837,812
	2020	566,354	—	2,826,104	—	424,700	72,754	3,889,912
Neal H. Shah Senior Vice President and Chief Financial Officer	2022	567,700	—	3,831,087	—	635,830	96,729	5,131,346
	2021	492,612	—	2,047,879	—	630,550	83,873	3,254,914
Mark S. Berg Executive Vice President, Corporate Operations	2022	532,784	—	4,150,586	—	596,720	95,090	5,375,180
	2021	506,251	—	2,740,527	—	648,010	71,587	3,966,376
	2020	433,910	—	2,270,376	—	260,350	85,475	3,050,111
J.D. Hall Executive Vice President, Operations	2022	532,784	—	4,150,586	—	596,720	96,755	5,376,845
	2021	506,251	—	2,740,527	—	648,010	84,628	3,979,416
	2020	433,910	—	2,270,376	—	260,350	69,760	3,034,396
(1)In 2022, the adjusted base salaries for the NEOs, as applicable and as disclosed above in the section entitled "Compensation Discussion and Analysis", did not take effect until February 14, 2022. The salary amounts for 2020 reflect the 20 percent reduction in salary for the CEO, and 15 percent reduction for the other NEOs, instituted in May 2020 in response to the industry downturn caused by the COVID-19 pandemic and a significant reduction in oil prices.
(2)Amounts reported for Stock Awards in column (e) represent the grant date fair value of RSUs and performance unit awards, computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, all amounts shown in this column exclude the effect of estimated forfeitures related to service-based vesting conditions. The grant date fair values attributable to RSU awards are based on the market-quoted closing price of the Company's common stock on the last trading day prior to the grant date of the awards. The Company's performance units are valued using the Monte Carlo simulation method assuming a target number of shares would be payable consistent with the

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estimate of aggregate compensation cost to be recognized over the service period. Actual payouts with respect to performance units can range from zero percent to 250 percent of the target number of performance units awarded based on the relative ranking of the Company's TSR in comparison to the peer group over the applicable three-year performance period. If the Company's relative TSR performance is below the threshold performance, no shares will be paid. If the Company's performance places it first among its peers, a maximum of 250 percent of the target number of shares will be paid. In that instance, the grant date fair value of the maximum number of shares for each of the NEOs pursuant to performance units granted in 2022 would be as follows: Mr. Sheffield, $37,182,552; Mr. Dealy, $13,203,516; Mr. Shah, $6,601,758; Mr. Berg, $7,152,181; and Mr. Hall, $7,152,181. Additional detail regarding the Company's share-based awards is included in Note 8 of Notes to Consolidated Financial Statements included in "Item 8. Financial Statements and Supplementary Data" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 and under the 2022 Grants of Plan-Based Awards table below. The Company has not granted stock options since 2012. For additional information regarding restricted stock, RSU and performance unit awards, as applicable, owned by the NEOs as of December 31, 2022, see the "2022 Outstanding Equity Awards at Fiscal Year End" table below.
(3)Amounts in column (g) represent the actual payouts of annual cash bonus incentive awards related to performance in respect of such years, which were paid in March of the following year. See "Compensation Discussion and Analysis - Elements of the Company's Compensation Program - Annual Cash Bonus Incentive Program" above.
(4)The following table presents certain categories of compensation included as All Other Compensation in column (i) for the NEOs in 2022, which include the Company contributions to the NEOs' 401(k) Plan and non-qualified deferred compensation plan accounts, life insurance premiums and other perquisites.

	YEAR ENDED December 31, 2022
	SCOTT D. SHEFFIELD	RICHARD P. DEALY	NEAL H. SHAH	MARK S. BERG	J.D. HALL

401(k) contributions	23,962	23,962	23,962	23,962	23,962
Non-qualified deferred compensation plan contributions	129,231	72,040	56,770	47,500	53,278
Life Insurance Premiums	1,149	1,440	1,440	1,440	1,440
Financial counseling	14,400	5,525	13,568	14,400	13,520
Spousal travel (a)	7,921	2,881	989	7,788	4,555
Totals	176,663	105,848	96,729	95,090	96,755
(a)Spousal travel & entertainment costs are included to the extent of the incremental costs incurred by the Company for travel and entertainment of spouses when accompanying the NEOs on Company-related business trips.

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2022 Grants of Plan-Based Awards
The following table sets forth, for each NEO, information about grants of plan-based awards during 2022.

NAME	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS (1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (3)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(4)(5)

		THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM
		($)	($)	($)	(#)	(#)	(#)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)

Scott D. Sheffield	2/2/2022	—	1,950,000	4,875,000
	2/2/2022				17,942	44,855	112,138		14,873,021
Richard P. Dealy	2/2/2022	—	735,000	1,837,500
	2/2/2022				6,372	15,928	39,820		5,281,406
	2/2/2022							10,618	2,380,768
Neal H. Shah	2/2/2022	—	464,000	1,160,000
	2/2/2022				3,186	7,964	19,910		2,640,703
	2/2/2022							5,309	1,190,384
Mark S. Berg	2/2/2022	—	428,800	1,072,000
	2/2/2022				3,452	8,628	21,570		2,860,872
	2/2/2022							5,752	1,289,713
J.D. Hall	2/2/2022	—	428,800	1,072,000
	2/2/2022				3,452	8,628	21,570		2,860,872
	2/2/2022							5,752	1,289,713
(1)The amounts in columns (c), (d) and (e) represent the threshold, target and maximum payment levels with respect to the Company's 2022 annual cash bonus incentive program under the Company's Long Term Incentive Plan, as discussed above in the section entitled "Compensation Discussion and Analysis" and below under "Narrative Disclosure for the 2022 Grants of Plan-Based Awards Table." The amounts shown in the "Target" column reflect a payout of 100 percent of the target bonus, and the amounts shown in the "Maximum" column reflect the highest possible payout of 250 percent of target bonus. The minimum that could be paid under the annual cash bonus incentive program is zero, therefore there is not a threshold value associated with the awards. Actual bonus payouts under this program for 2022, which were paid in March 2023, are reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.
(2)The amounts in columns (f), (g) and (h) represent the number of shares deliverable upon threshold, target and maximum performance with respect to the grants of performance units in 2022 under the Long Term Incentive Plan. The number of shares shown in the "Threshold" column reflects the lowest possible payout (other than zero), representing 40 percent of the target number of performance units granted. If performance is below the threshold, no shares are issued. The number of shares shown in the "Target" column reflects a payout of 100 percent of the target number of performance units granted. The number of shares shown in the "Maximum" column reflects the highest possible payout of 250 percent of the target number of performance units granted.
(3)The amounts reported are the number of RSUs granted to each NEO in 2022 under the Long Term Incentive Plan in connection with the annual grant of awards as described above.
(4)The Company did not grant any stock options in 2022.
(5)Amounts for RSU and performance unit awards represent each award's grant date fair value computed in accordance with FASB ASC Topic 718. The value of performance units was determined based upon the grant date fair value of $331.58 per share using the Monte Carlo simulation method, assuming a target number of shares would be issued at settlement. This is consistent with the estimate of aggregate

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compensation costs that the Company would expense in its financial statements over the awards' three-year performance period, in accordance with FASB ASC Topic 718. See footnote 2 to the Summary Compensation Table for additional information about the assumptions used in calculating these amounts.
Narrative Disclosure for the 2022 Grants of Plan-Based Awards Table
The 2022 annual cash bonus incentive program awards and the 2022 awards of performance units and RSUs were granted to the NEOs under the Long Term Incentive Plan. The material terms of these awards are described below. Defined terms impacting the accelerated settlement or vesting of awards can be found below in "Potential Payments upon Termination or Change in Control."
2022 Annual Cash Bonus Incentive Program Awards. The terms of the Company's annual cash bonus incentive program are described in "Compensation Discussion and Analysis — Elements of the Company's Compensation Program — Annual Cash Bonus Incentive Program" above. As described in that section, at the beginning of 2022, the Compensation Committee established for each NEO a target bonus level expressed as a percent of the executive's base salary, with the opportunity to receive a maximum bonus level of 250 percent of target after assessing the Company's performance. The dollar values of the target and maximum bonus award opportunities for each NEO are reported in the "2022 Grants of Plan-Based Awards Table" above. In determining the actual amounts paid to the NEOs for 2022, the committee evaluated the Company's and the NEOs' performance for 2022 and determined the actual payout to each NEO in relation to the Company's goals. The amounts actually paid to each NEO with respect to the 2022 annual cash bonus incentive program are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.
Performance Unit Awards. The performance unit awards represent the right to receive between zero percent and 250 percent of the target number of performance units granted, contingent on the continued employment of the NEO and the Company's achievement of the specified performance objective at the end of the performance period. The 2022 awards have a three-year performance period (January 2022 to December 2024), and the number of performance units earned will be based on the Company's TSR ranking for this three-year period compared to the TSR of the following peer companies: Apache Corporation, ConocoPhillips, Coterra Energy Inc., Devon Energy Corporation, Diamondback Energy, Inc., EOG Resources, Inc., Hess Corporation, Marathon Oil Corporation, Occidental Petroleum Corp., Ovintiv Inc., and S&P 500 Equal Weight Total Return.

TSR RANK AGAINST PEERS	PERCENTAGE OF PERFORMANCE UNITS EARNED
1	250%
2	225%
3	200%
4	170%
5	140%
6	110%
7	90%
8	70%
9	40%
10	0%
11	0%
12	0%

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TABLE OF CONTENTS	EXECUTIVE COMPENSATION

TSR means the annualized rate of return stockholders receive through stock price changes and the assumed reinvestment of dividends paid over the performance period. For purposes of determining the TSR for the Company and each of the peer companies, the change in the price of the Company's common stock and of the common stock of each peer company is based upon the average of the closing stock prices over the 60-day periods preceding the start and the end of the performance period.
Performance units earned will generally be paid in shares of the Company's common stock no later than March 1 of the year following the year in which the performance period ends. The NEOs will also earn dividend equivalents on the performance units actually earned, which will be paid at the time the performance units are settled.
If an NEO's employment with the Company is terminated during the performance period, the following rules will determine the number of performance units, if any, the NEO will earn: (1) if an NEO is terminated by the Company for cause or by the NEO without good reason, all of the performance units subject to the award will be forfeited to the Company; (2) if the NEO's employment is terminated due to death or disability, the NEO will generally receive settlement of a number of performance units equal to the target number of performance units awarded multiplied by a fraction, the numerator of which is the number of months during the performance period that the NEO was employed and the denominator of which is 36 (the "pro ration fraction"), except that, in the case of disability, if an NEO would reach normal retirement age (on or after the attainment of age 60) during the performance period, the NEO would receive the actual number of performance units earned during the performance period multiplied by the pro ration fraction; (3) if the NEO's employment is terminated due to the NEO's normal retirement (attaining the age of 60 with at least five years of service), the NEO will receive settlement of a number of performance units equal to the number of performance units that would have been earned if the NEO had continued employment through the end of the performance period multiplied by the pro ration fraction (unless the grant date of the award was at least one year prior to the retirement date, in which case there would be no pro ration); and (4) if the NEO's employment is terminated by the Company without cause or by the NEO for good reason, then (A) Mr. Sheffield will receive a number of performance units equal to the number of performance units that would have been earned if he had continued employment through the end of the performance period, and (B) the other NEOs will receive settlement of a number of performance units equal to the number of performance units that would have been earned if the NEOs had continued employment through the end of the performance period multiplied by the pro ration fraction.
In the event of a change in control, performance units will not automatically accelerate, but will generally only vest prior to the scheduled vesting date if a qualifying termination event occurs, with the payout being determined as of the date of the change in control.
Additional information regarding the performance unit awards can be found above under "Compensation Discussion and Analysis — Elements of the Company's Compensation Program — Annual Long-Term Incentive Awards."
RSU Awards. As noted previously Mr. Sheffield's entire long-term incentive award in 2022 was granted in the form of performance units. For the other NEOs, the RSUs granted in 2022 vest in equal one-third increments in each of the three years following the date of grant, subject to the NEO remaining employed with the Company continuously through the vesting date. While an NEO holds RSUs, he is entitled to receive payments equivalent to the dividends paid on the common stock, but the NEO has no voting rights in respect of RSUs.
If an NEO's employment with the Company is terminated prior to the vesting date, the following rules will apply: (1) if an NEO is terminated by the Company for cause or by the NEO without good reason, all of the unvested restricted shares or RSUs subject to the award will be forfeited to the Company, and (2) if an NEO is terminated due to death, disability, normal retirement, by the Company without cause or by the NEO for good reason, the restricted shares or RSUs will vest on a pro rata based on the number of months since the date of grant (unless, in the case of retirement, the grant date of the award was at least one year prior to the retirement date, in which case there would be no pro ration). In the event of a change in control, the vesting of the restricted shares and RSUs granted to the NEOs will not automatically accelerate, but will generally only vest prior to the scheduled vesting date if a qualifying termination event occurs.
Additional information regarding the RSU awards can be found above in "Compensation Discussion and Analysis - Elements of the Company's Compensation Program - Annual Long-Term Incentive Awards."

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2022 Outstanding Equity Awards at Fiscal Year End
The following table sets forth, for each NEO, information regarding restricted stock, RSUs and performance units that were held as of December 31, 2022 (the NEO's currently do not have any stock options outstanding), including awards that were granted prior to 2022.

	Stock Awards
NAME	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (1)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (1)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (1)
	(#)		($)	(#)		($)
(a)	(b)		(c)	(d)		(e)

Scott D. Sheffield				31,399	(5)	7,171,218
				29,074	(6)	6,640,211

Richard P. Dealy	10,618	(2)	2,425,045	11,150	(5)	2,546,549
	7,429	(3)	1,696,709	6,686	(6)	1,527,016
	2,378	(4)	543,111
Neal H. Shah	5,309	(2)	1,212,523	5,575	(5)	1,273,274
	3,715	(3)	848,469	3,343	(6)	763,508
	634	(4)	144,799
Mark S. Berg	5,642	(2)	1,288,576	6,040	(5)	1,379,476
	4,784	(3)	1,092,618	4,474	(6)	1,021,817
	1,838	(4)	419,781
J.D. Hall	5,752	(2)	1,313,699	6,040	(5)	1,379,476
	4,971	(3)	1,135,327	4,474	(6)	1,021,817
	1,911	(4)	436,453
(1)Amounts in column (b) represent shares of the Company's common stock underlying restricted stock or RSUs that, in each case, are unvested as of December 31, 2022, and amounts in column (d) represent performance units that will vest, if at all, in amounts that depend on the relative performance of the Company's common stock over a three-year performance period, all as described below. Dollar amounts in columns (c) and (e) are based on the closing price of $228.39 of the Company's common stock on December 31, 2022. The numbers in column (b) have also been adjusted where applicable to reflect the cancellation of shares that were used to pay taxes associated with the applicable NEO being retirement-eligible pursuant to the applicable award agreements governing the outstanding awards. In addition to the vesting schedules described below, the termination of the NEO's employment or the occurrence of a change in control prior to the vesting date will affect the vesting of the award, all as described above in the section entitled "Narrative Disclosure for the 2022 Grants of Plan-Based Awards Table" or the section below entitled "Potential Payments upon Termination or Change in Control."
(2)This award of restricted stock, or RSUs in the case of Messrs. Berg, Dealy, Hall and Shah, vests ratably in equal parts on February 21, 2023, February 21, 2024 and February 21, 2025.
(3)This award of restricted stock, or RSUs in the case of Messrs. Shah and Berg, vests ratably in equal parts on February 21, 2023 and February 21, 2024.

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(4)This award of restricted stock, or RSUs in the case of Messrs. Shah and Berg, vested in full on February 21, 2023, in the third year following the grant date.
(5)This award of performance units was made in 2022 and has a three-year performance period (January 2022 to December 2024). The conditions for vesting of this award are described above in "Narrative Disclosure for the 2022 Grants of Plan-Based Awards Table." In accordance with the rules of the SEC, which require disclosure of awards at the level immediately above actual levels achieved at the end of the prior fiscal year, the number of shares reported represents the number of performance units that would vest on December 31, 2024 if the Company's relative TSR resulted in a ranking of eighth out of the eleven peer companies, which would be 70 percent of the "Target" number of performance units awarded, in accordance with the table in the section above entitled "Narrative Disclosure for the 2022 Grants of Plan-Based Awards Table." As of December 31, 2022, the Company's relative TSR for this performance period would have resulted in a ranking of ninth place, or a payout of 40 percent of target.
(6)This award of performance units was made in 2021 and has a three-year performance period (January 2021 to December 2023). In accordance with the rules of the SEC, which require disclosure of awards at the level immediately above actual levels achieved at the end of the prior fiscal year, the number of shares reported represents the number of performance units that would vest on December 31, 2023 if the Company's relative TSR resulted in a ranking of ninth out of the ten peer companies, which would be 40 percent of the "Target" number of performance units awarded. As of December 31, 2021, the Company's relative TSR for this performance period would have resulted in a ranking of tenth place, or a payout of 0 percent of target.

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2022 Option Exercises and Stock Vested
The following table sets forth, for each NEO, information about exercises of stock options, the lapse of restrictions on stock awards and the vesting of performance units during 2022:

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (1)	VALUE REALIZED ON EXERCISE (1)	NUMBER OF SHARES ACQUIRED ON VESTING		VALUE REALIZED ON VESTING
	(#)	($)	(#)		($)
(a)	(b)	(c)	(d)		(e)

Scott D. Sheffield	—	—	59,638	(5)	15,676,445	(5)
			29,320	(3)	6,842,702	(3)
			3,502	(3)	817,297	(3)
Richard P. Dealy	—	—	10,595	(5)	2,785,002	(5)
			9,553	(3)	2,229,479	(3)
			2,378	(3)	554,978	(3)
			3,714	(3)	866,773	(3)
Neal H. Shah	—	—	2,824	(5)	742,317	(5)
			2,183	(3)	509,469	(3)
			634	(3)	147,963	(3)
			1,857	(3)	433,387	(3)
			1,045	(4)	254,405	(4)
Mark S. Berg	—	—	8,512	(5)	2,237,464	(5)
			7,390	(3)	1,724,678	(3)
			1,840	(3)	429,419	(3)
			2,408	(3)	561,979	(3)
			232	(2)	59,262	(2)
J.D. Hall	—	—	8,512	(5)	2,237,464	(5)
			9,820	(3)	2,291,792	(3)
			1,911	(3)	445,989	(3)
			2,485	(3)	579,949	(3)
(1)There were no options exercised in 2022.
(2)The shares reflected in these rows represent shares that were cancelled from previous grants of RSUs on November 14, 2022 in order to pay tax liabilities associated with the applicable NEO being eligible for retirement vesting pursuant to the award agreements governing the outstanding RSUs, and the value realized was computed based on the closing stock price of $255.44 on that date. The shares were not distributed to the NEOs during 2022, but were used to directly pay taxes associated with the outstanding awards.

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(3)The value realized with respect to vesting of these restricted stock awards or RSUs is based on the closing price per share of $233.38 of the Company's common stock on February 21, 2022, the closing price of the Company's common stock on the date of vesting of the awards.
(4)The value realized with respect to vesting of these restricted stock awards or RSUs is based on the closing price per share of $243.45 of the Company's common stock on August 22, 2022, the closing price of the Company's common stock on the date of vesting of the awards.
(5)These shares vested as of December 31, 2022, in respect of the performance unit awards granted in 2020, with the number of shares of common stock earned with respect to such awards determined on the basis of the Company's achievement of performance objectives for the performance period beginning January 1, 2020 and ending on December 31, 2022. For this performance period, the Company's TSR resulted in a payout of 99 percent of the "Target" number of performance units awarded. The value realized with respect to these earned performance units is based on the closing price of $228.39 of the Company's common stock on December 31, 2022 and includes the value of the dividend equivalents accrued on the performance units.
Pension Benefits
The Company does not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans, for its NEOs.
2022 Non-Qualified Deferred Compensation
The Company's NEOs participate in the 401(k) Plan, a Company-sponsored, tax-qualified defined contribution retirement plan, and a non-qualified deferred compensation plan. The following table provides information about participation of each NEO in the Company's non-qualified deferred compensation plan:

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY (1)	REGISTRANT CONTRIBUTIONS IN LAST FY (2)	AGGREGATE EARNINGS IN LAST FY (3)	AGGREGATE BALANCE AT LAST FYE (4)
	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(f)

Scott D. Sheffield	129,231	129,231	(100,774)	875,494
Richard P. Dealy	108,059	72,040	(1,028,720)	5,439,146
Neal H. Shah	56,770	56,770	(12,249)	424,838
Mark S. Berg	47,500	47,500	33,348	1,633,637
J.D. Hall	79,918	53,278	(124,073)	2,069,139
(1)The amounts reported in this column for the non-qualified deferred compensation plan were deferred at the election of the NEO and are also included in the amounts reported in the Salary or Bonus column of the "Summary Compensation Table" for 2022.
(2)The amounts in this column are also included in the All Other Compensation column of the "Summary Compensation Table" for 2022.
(3)The amounts in this column represent aggregate earnings on the investments made in the non-qualified deferred compensation plan that accrued during 2022 on amounts of salary and/or bonus deferred at the election of the NEO and the contributions made by the Company for each NEO pursuant to the plan. No earnings are above-market or preferential.
(4)The aggregate balance for each NEO in the non-qualified deferred compensation plan reflects the cumulative value, as of December 31, 2022, of the contributions to the plan made by that NEO and the Company for the NEO's account, and any earnings on these amounts, since the NEO began participating in the plan. The Company has previously reported the Company contributions, executive contributions and above-market returns (to the extent the NEO's compensation was required to be reported for the NEO pursuant to SEC rules) in its Summary Compensation Table since the 2006 fiscal year. The cumulative amount of Company and executive contributions and above-market returns, if any, previously reported in the Summary Compensation Table for each of the NEOs are as follows (with the applicable cumulative begin year): Mr. Sheffield, $642,412 (2019 - resumed employment); Mr. Dealy, $2,096,034 (2006); Mr. Berg, $1,168,339 (2006); Mr. Hall, $706,842 (2017 – initial year as an NEO); and Mr. Shah, $98,522 (2021 - initial year as an NEO).

The non-qualified deferred compensation plan allows each participant to contribute up to 50 percent of base salary and 100 percent of annual cash bonus incentive payments. In addition, the Company may provide a matching contribution of 100 percent of the participant's contribution up to the first ten percent of an executive officer's base salary. The Company's matching contribution vests immediately.

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The non-qualified deferred compensation plan permits each executive officer to make investment allocation choices for both the executive officer's contributions and the Company matching contributions made on the executive's behalf among the designated mutual funds offered as investment options under the non-qualified deferred compensation plan. The Company retains the right to maintain these investment choices as hypothetical investments or to actually invest the plan account pursuant to the executive officer's investment choices. To date, the Company has chosen to actually invest the funds in the investment options selected by the executive officers so that the investment returns are funded, but such funds remain assets subject to the claims of the Company's general creditors. If a participant fails to make an investment election, then amounts allocated to his or her account shall be deemed to be invested in the investments designated by the plan administrator from time to time; the default investment for the 2022 year was the Vanguard Target Retirement Fund that most closely matches the year in which the participant would retire. An executive is permitted to change his or her investment choices at any time. No earnings on amounts deferred under the non-qualified deferred compensation plan are above-market or preferential. The following table lists the mutual fund investment options for the non-qualified deferred compensation plan in 2022, with the annual rate of return for each fund:

INVESTMENT FUNDS	RATE OF RETURN (%)	INVESTMENT FUNDS	RATE OF RETURN (%)

AB Large Cap Growth Z	(28.73)%	T Rowe Price Mid Cap Gro	(22.52)%
AmerFundsEuroPacificGr R6	(22.72)%	Target Retirement 2020	(14.15)%
BNYMellnNaturalResourcesY	34.72%	Target Retirement 2025	(15.55)%
Extended Mkt Index Inst	(26.46)%	Target Retirement 2030	(16.27)%
Infla-Protected Sec Inst	(11.90)%	Target Retirement 2035	(16.62)%
Inst Index Fund Inst	(18.14)%	Target Retirement 2040	(16.98)%
Inv Opp Int Sma Mid Co R6	(30.94)%	Target Retirement 2045	(17.36)%
Inves Oppen Devel Mark R6	(24.85)%	Target Retirement 2050	(17.46)%
JPM Small Cap Growth R6	(32.13)%	Target Retirement 2060	(17.46)%
JPM US Resear Enhan Eq R6	(18.05)%	Target Retirement 2065	(17.39)%
JPMorgan Sm Cap Equity R6	(15.88)%	Target Retirement Income	(12.74)%
Mid-Cap Val Idx Admiral	(7.90)%	Tot Intl Stock Ix Inst	(15.98)%
PGIM Global Tot Return R6	(21.80)%	Total Bond Mkt Index Inst	(13.15)%
PIMCO Income Fund Inst	(7.81)%	Total Intl Bond Idx Port	(13.00)%
Pioneer Bond Fund Class K	(14.29)%	Total Stock Mkt Idx Inst	(19.51)%
Real Estate Index Admiral	(26.20)%	Wellington Fund Admiral	(14.26)%
Small-Cap Val Idx Admiral	(9.31)%	Windsor II Fund Adm	(13.14)%
A participant's vested benefits may, at the option of the participant, be distributed in a single lump sum cash payment, in five annual installments or in ten annual installments. Participants elect to receive this account balance under the Company's non-qualified deferred compensation plan either upon separation from service or the first day of the plan year following the participant's separation from service. Payments upon separation from service will be delayed six months in accordance with Section 409A of the Code in the event a participant is a "specified employee" for purposes of Section 409A.

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A participant may be entitled to make a withdrawal prior to his or her termination of employment if the plan administrator determines that the participant has experienced an unforeseeable financial emergency, to the extent necessary to satisfy the participant's needs. An unforeseeable emergency is defined in the plan as a severe financial hardship to the participant that results from: (a) an illness or accident of the participant, the participant's spouse, the participant's beneficiary or the participant's dependent, (b) a loss of the participant's property due to casualty, or (c) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant.
In the event of a change in control, the entire amount credited to a participant under the non-qualified deferred compensation plan will be paid to the participant in a single lump sum cash payment. The plan relies upon the definition of a "change in control" as it exists in the Long Term Incentive Plan at the time of occurrence of the change in control.
If a participant dies prior to the complete payment of his account, the entire amount remaining under the non-qualified deferred compensation plan will be paid in a single lump sum cash payment to the participant's beneficiary in the first calendar quarter following the participant's death.
Potential Payments upon Termination or Change in Control
The Company is party to severance agreements and change in control agreements with each of the NEOs, with the exception of Mr. Shah, who is only party to an individual change in control agreement but participates in the Severance Plan. Salaries and annual cash bonus incentive payments are set by the Compensation Committee independent of these agreements and the Compensation Committee can increase or decrease base salaries and annual cash bonus opportunities at its discretion. See "Compensation Discussion and Analysis - Elements of the Company's Compensation Program" for more information.
Equity Awards. For information about accelerated vesting of various equity awards, see the section entitled "Narrative Disclosure for the 2022 Grants of Plan-Based Awards Table" above and the footnotes that follow the tables below quantifying payments under various termination scenarios and upon a change in control.
Severance Agreements. The severance agreements provide that, if the NEO terminates employment for good reason or if an executive's employment with the Company terminates other than for cause, death, disability or normal retirement, the Company must pay the officer a separation payment in addition to earned salary and vested benefits. The separation payment is an amount equal to the sum of (1) one times the officer's base salary (three times base salary for Mr. Sheffield), (2) 18 times the monthly cost for the officer to continue coverage for himself and his eligible dependents under the Company's group medical plans (36 times the monthly cost in the case of Mr. Sheffield), and (3) one-twelfth of the officer's base salary if the date of termination is less than 30 days following the notice of termination and the officer's employment is terminated by the Company. In the case of Mr. Sheffield, the severance agreement also provided for the immediate vesting of certain equity awards under the Long Term Incentive Plan (for more information, see the footnotes to the tables quantifying potential payments in this section). Payment of an NEO's annual cash bonus incentive for the year of termination on any type of termination, other than a change in control termination (discussed below), is at the discretion of the Compensation Committee. The severance agreements terminate upon a change in control of the Company.
Upon a termination of employment due to death, disability or a normal retirement, the severance agreements also provide for the payment of (1) any earned but unpaid salary and all accrued or vested obligations due to the NEO pursuant to the Company's employee benefit plans at the time of the termination, including any compensation that had previously been deferred by the officer and (2) a separation payment in the amount of the executive officer's base salary, except that the Severance Agreement for Mr. Sheffield does not entitle him to a separation payment in the event of a voluntary retirement.
The severance agreements contain certain confidentiality, non-solicitation and non-interference provisions. The confidentiality provisions generally extend until three years following an executive's termination of employment, while the non-solicitation of employees and non-interference with business relationships provisions extend for two years following the executive's termination date.
As noted above, Mr. Shah is not a party to a severance agreement. Beginning in 2015, the Company ceased entering into individual severance agreements with new officers, who are eligible to participate in the Company's Severance Plan. NEOs that

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had previously entered into severance agreements were not impacted and maintained their individual agreements. Eligibility for benefits pursuant to the Severance Plan generally arises in two situations: (1) when an employee has been terminated by the Company without cause, or the employee resigns for good reason, in either case within the two year period following a change in control event, or (2) an employee is terminated in connection with certain asset sales, reorganizations or similar business transactions impacting a business unit in which the employee works, although there are certain exceptions and additional requirements to receive benefits pursuant to the Severance Plan, such as the execution of a general release in the Company's favor. In connection with a termination described in clause (1) in the preceding sentence, the Severance Plan provides that an eligible employee would be offered three weeks of the eligible employee's base pay for each year of service, plus one week of the eligible employee's base pay for each $10,000 of annual base pay and a pro-rata bonus (based on target values), provided that the maximum severance benefit shall not exceed 104 weeks of base pay, and the minimum severance benefit shall be an amount equal to 12 weeks of base pay. If the termination described in clause (2) above triggers payments pursuant to the Severance Plan, the eligible employee would be entitled to two weeks of the eligible employee's base pay for each year of service, plus one week of the eligible employee's base pay for each $10,000 of annual base pay, provided that the maximum severance benefit shall not exceed 52 weeks of base pay, and the minimum severance benefit shall be an amount equal to 12 weeks of base pay.
Change in Control Agreements. As of December 31, 2022, the change in control agreements provided that, if (1) the NEO terminates employment for good reason or (2) the NEO's employment with the Company terminates other than for cause, death, disability or normal retirement, in either case in connection with or within two years following a change in control, then the Company must (A) pay the officer a separation payment, (B) provide the officer with continued group medical coverage at a cost equivalent to a similarly situated active employee for a specified period of time, (C) pay earned salary and vested benefits, and (D) pay the officer one-twelfth of his or her annual base salary if the date of termination is less than 30 days following the notice of termination and the officer's employment is terminated by the Company. The separation payment is an amount equal to the sum of (1) 2.99 times the sum of the officer's base salary and target bonus determined in accordance with the terms of each agreement and (2) a pro-rated portion of the defined target bonus based on the days elapsed in the calendar year of termination. The period of time for which the NEOs must be provided with continued group medical coverage is (1) for Mr. Sheffield, until the date he and his spouse are eligible for full medical benefits under the provisions of Medicare and (2) for Messrs. Berg, Dealy, Hall and Shah, three years.
The agreements do not provide a "gross-up" payment for excise taxes that might be imposed on payments under the change in control agreements by Section 4999 of the Code. The agreements contain a best-of-net provision, so that, in the event excise taxes would be imposed on payments under the change in control agreements, the NEO will either (1) pay the excise tax without assistance from the Company or (2) have the payments reduced to an amount at which an excise tax no longer applies, based on which result is more favorable to the officer on an after-tax basis.
If the Company terminates the employment of an NEO without cause following a potential change in control and if a change in control actually occurs within 12 months following the termination, the officer will be entitled upon the change in control to receive the difference between (1) any payments that the executive already received from the Company upon the officer's actual termination date, and (2) those payments or benefits that would have been paid to the officer if the officer had been terminated without cause immediately following the change in control, plus a payment equal to the value of the officer's outstanding equity-based awards that were forfeited when his or her employment was terminated. If, after a change in control, an NEO terminates employment because the officer is required to relocate more than 50 miles, but is not otherwise entitled to terminate employment for good reason, then the Company must (1) pay the officer a reduced separation payment equal to one times his or her annualized base salary, (2) pay the officer earned salary and vested benefits, and (3) provide the officer with continued coverage for one year under the Company's group medical benefit plans. The change in control agreements continue for two years following a change in control that occurs during the term of the agreement.
The change in control agreements also provide for a payment equal to one times the NEO's annual base salary in the event of his or her death, disability or normal retirement within two years following a change in control.

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All payments, other than continued medical benefits, received under both the severance agreements and the change in control agreements are distributed as a lump sum. Cash separation payments under the severance agreements will only be made following the NEO's execution of a general release in favor of the Company. While the lump sum payments will be made within a ten day period following a termination of employment where possible, in the event that the individual is considered a "specified employee" pursuant to the regulations promulgated under Section 409A of the Code, certain payments or benefits may be delayed for a period of six months as required by the federal tax regulations in order to prevent an excise tax of 20 percent from being imposed on such payments.
In early 2023, the Company amended the change in control agreements to incorporate certain changes, including the following: (i) removing the reduction in separation payment due to a relocation of the officer of more than 50 miles; (ii) providing the officer with continued group medical coverage at no cost for a specified period of time; (iii) providing an additional payment equal to the maximum contribution that the Company would have been required to make on behalf of the executive to any retirement and/or deferred compensation plans in which the executive participates immediately prior to the date of the termination of employment as if the executive had remained fully employed for 36 months following the termination event, based on the elective deferral contribution rate that executive had made under such plans in the last complete calendar year preceding the date of termination; (iv) extending the period of time officers are provided with continued group medical coverage until the date the respective officer is eligible for full medical benefits under the provisions of Medicare and (v) changing the terms of the agreement related to target bonus and normal retirement. However, for purposes of all quantified amounts included within the tables below, the Company assumed the terms and conditions of the agreements as in effect on December 31, 2022 were in effect.
The following tables quantify, as of December 31, 2022, the payments and benefits potentially payable to the NEOs upon termination in the following circumstances, and based on the assumptions indicated:
•The different circumstances presented are a termination of employment: (1) voluntarily by the NEO or by the Company for cause, (2) by the Company without cause or by the officer for good reason not in connection with a change in control (or with respect to Mr. Shah, certain other business transactions per the terms of the Severance Plan), (3) upon normal retirement (for those NEOs who were eligible for retirement as of December 31, 2022), death or disability prior to a change in control, and (4) by the Company without cause or by the officer for good reason upon a change in control, which have the following effects on the NEOs' restricted stock, RSUs and performance unit awards:
•In the case of termination voluntarily by the NEO that is not a normal retirement or by the Company for cause, all unvested awards are forfeited.
•Restricted stock and RSU awards - In the case of a termination not for cause, a termination for good reason or normal retirement, death or disability prior to a change in control, vesting of the restricted stock and RSU awards is accelerated pro rata to the end of the month of termination (except for Mr. Sheffield in the cases of termination not for cause or a termination for good reason, in which cases the awards vest in full, and except that, in the case of normal retirement, there is no pro ration if the grant date of the award was at least one year prior to the retirement date). Upon a termination by the Company without cause or by the officer for good reason in connection with a change in control, unvested restricted stock and RSU awards vest in full. None of the NEOs owned any unvested stock options as of December 31, 2022.

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•Performance unit awards - In the case of a termination not for cause, a termination for good reason, or normal retirement prior to a change in control, vesting of the performance unit awards is accelerated pro rata to the end of the month of termination (except for Mr. Sheffield in the cases of termination not for cause or a termination for good reason, in which cases the awards vest in full, and except that, in the case of normal retirement, there is no pro ration if the grant date of the award was at least one year prior to the retirement date). In each case, the resulting shares are not delivered until the end of the three-year performance period and are based on actual relative performance. In the case of death or disability, unvested performance unit awards vest pro rata to the end of the month with shares paid at target, except that, in the case of disability, if the officer would attain retirement age during the performance period, the resulting shares are not delivered until the end of the three-year performance period and are based on actual relative performance. Upon a termination by the Company without cause or by the officer for good reason in connection with a change in control, unvested performance unit awards vest in full with the award of shares subject to performance measured on the date of the change in control. Except as noted in the case of a termination due to death or disability, the number of shares underlying performance units in the tables below is calculated assuming the rankings specified in footnotes (5) and (6) of the "2022 Outstanding Equity Awards at Fiscal Year End" table.
•The date of termination is assumed to be December 31, 2022, and therefore the tables below do not reflect that a portion of the awards that were outstanding on December 31, 2022, have since vested, or the annual grant of the awards in 2023 under the Long Term Incentive Plan.
•The value of the common stock is assumed to be $228.39, the closing price of the Company's common stock on December 31, 2022.
Definitions of certain terms used in this section are set out below the tables.
Scott D. Sheffield

BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR TERMINATION FOR CAUSE ($)	TERMINATION NOT FOR CAUSE OR TERMINATION FOR GOOD REASON ($)	NORMAL RETIREMENT OR DEATH/DISABILITY ($)	CHANGE IN CONTROL TERMINATION ($)

Long-Term Incentive Compensation:
Restricted Stock	—	—	—	—
Performance Units (1)	—	17,825,546	10,994,219	17,825,546
Benefits & Perquisites:
Separation Payment (2)	—	3,900,000	—	9,069,666
Prorated Bonus Payment (3)	—	1,950,000	1,950,000	1,733,333
Medical Benefit Continuation (4)	—	53,651	—	26,826
Pay in lieu of 30-day Notice (5)	—	108,333	—	108,333
Total	—	23,837,530	12,944,219	28,763,704
(1)In the case of (i) normal retirement, Mr. Sheffield's 2021 performance unit award would vest 100 percent, and his 2022 performance unit award would vest pro rata to the end of the month, with the value being reported in the above table, (ii) disability, each performance unit award would vest pro rata to the end of the month, with the award of shares based on actual performance measured at the end of the three-year performance period, in which case this value would be $8,468,163, and (iii) death, each performance unit award would vest pro rata to the end of the month with shares paid at target, in which case this value would be $16,425,807.
(2)Mr. Sheffield's severance agreement does not provide for a separation payment in the case of retirement. In the case of death or disability, Mr. Sheffield would be entitled to a separation payment equal to his base salary, or $1,300,000.

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(3)Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.
(4)These amounts equal the cost of continued medical coverage for a period of 36 months in the event of a termination not for cause or a termination for good reason pursuant to his severance agreement. In the event of a termination in connection with a change in control, the change in control agreement provides continued coverage until Mr. Sheffield and his spouse are eligible to receive Medicare benefits; thus, the period of continued coverage shown above is 18 months as of December 31, 2022.
(5)This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.
Richard P. Dealy

BENEFITS AND PAYMENTS UPON TERMINATION (1)	VOLUNTARY TERMINATION OR TERMINATION FOR CAUSE ($)	TERMINATION NOT FOR CAUSE OR TERMINATION FOR GOOD REASON ($)	DEATH/DISABILITY ($)	CHANGE IN CONTROL TERMINATION ($)

Long-Term Incentive Compensation:
Restricted Stock	—	3,044,013	3,044,013	4,664,866
Performance Units (2)	—	2,375,076	4,252,632	5,381,680
Benefits & Perquisites:
Separation Payment	—	735,000	735,000	4,186,000
Prorated Bonus Payment (3)	—	735,000	735,000	665,000
Medical Benefit Continuation (4)	—	26,330	—	52,660
Pay in lieu of 30-day Notice (5)	—	61,250	—	61,250
Total	—	6,976,669	8,766,645	15,011,456
(1)This table does not quantify benefits that could be received upon retirement since Mr. Dealy was not of retirement age as of December 31, 2022.
(2)In the case of death or disability, Mr. Dealy's performance unit awards would vest pro rata to the end of the month with shares paid at target.
(3)Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.
(4)These amounts equal the cost of continued medical coverage for a period of 18 months in the event of a termination not for cause or a termination for good reason pursuant to the severance agreement. In the event of a termination in connection with a change in control, the change in control agreement provides continued coverage for a period of 36 months.
(5)This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.

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Neal H. Shah

BENEFITS AND PAYMENTS UPON TERMINATION (1)	VOLUNTARY TERMINATION OR TERMINATION FOR CAUSE ($)	TERMINATION NOT FOR CAUSE OR TERMINATION FOR GOOD REASON ($)	DEATH/DISABILITY ($)	CHANGE IN CONTROL TERMINATION ($) (6)

Long-Term Incentive Compensation:
Restricted Stock	—	1,402,379	1,402,379	2,205,791
Performance Units (2)	—	1,187,665	2,126,316	2,690,840
Benefits & Perquisites:
Separation Payment (3)	—	580,000	—	2,787,178
Prorated Bonus Payment (3)	—	464,000	464,000	352,167
Medical Benefit Continuation (4)	—	—	—	77,156
Pay in lieu of 30-day Notice (5)	—	—	—	48,333
Total	—	3,634,044	3,992,695	8,161,465
(1)This table does not quantify benefits that could be received upon retirement since Mr. Shah does not have a severance agreement nor has Mr. Shah met the retirement age requirement within the equity award agreements as of December 31, 2022.
(2)In the case of death or disability, Mr. Shah's performance unit awards would vest pro rata to the end of the month with shares paid at target.
(3)Other than in connection with a change in control termination, payment of a separation payment and/or bonus is subject to Compensation Committee discretion. This table assumes a separation payment and bonus payment in the amount indicated.
(4)In the event of a termination in connection with a change in control, the change in control agreement provides continued coverage for a period of 36 months.
(5)This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.
(6)Mr. Shah could also become entitled to benefits under the Severance Plan for certain terminations that occur in connection with a change in control or other business transactions, as further described above. However, for purposes of this disclosure the Company has reflected the amounts that would be paid pursuant to his change in control agreement, as those amounts are estimated to be the greater amount as of December 31, 2021.
Mark S. Berg

BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR TERMINATION FOR CAUSE ($)	TERMINATION NOT FOR CAUSE OR TERMINATION FOR GOOD REASON ($)	NORMAL RETIREMENT OR DEATH/DISABILITY ($)	CHANGE IN CONTROL TERMINATION ($)

Long-Term Incentive Compensation:
Restricted Stock	—	1,887,318	2,168,618	2,800,975
Performance Units (1)	—	1,434,715	1,823,359	3,137,437
Benefits & Perquisites:
Separation Payment	—	536,000	536,000	2,819,370
Prorated Bonus Payment (2)	—	428,800	428,800	406,933
Medical Benefit Continuation (3)	—	26,084	—	52,169
Pay in lieu of 30-day Notice (4)	—	44,667	—	44,667
Total	—	4,357,584	4,956,777	9,261,551
(1)In the case of (i) normal retirement, Mr. Berg's 2021 performance unit award would vest 100 percent, and his 2022 performance unit award would vest pro rata to the end of the month, with the value being reported in the above table, (ii) disability, each performance unit award would vest pro rata to the end of the month, with the award of shares based on actual performance measured at the end of

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the three-year performance period, in which case this value would be $1,434,715 and (iii) death, each performance unit award would vest pro rata to the end of the month with shares paid at target, in which case the value would be $2,673,496.
(2)Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.
(3)These amounts equal the cost of continued medical coverage for a period of 18 months in the event of a termination not for cause or a termination for good reason pursuant to the severance agreement. In the event of a termination in connection with a change in control, the change in control agreement provides continued coverage for a period of 36 months.
(4)This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.
J.D. Hall

BENEFITS AND PAYMENTS UPON TERMINATION (1)	VOLUNTARY TERMINATION OR TERMINATION FOR CAUSE ($)	TERMINATION NOT FOR CAUSE OR TERMINATION FOR GOOD REASON ($)	DEATH/DISABILITY ($)	CHANGE IN CONTROL TERMINATION ($)

Long-Term Incentive Compensation:
Restricted Stock	—	1,948,483	1,948,483	2,885,479
Performance Units (2)	—	1,434,715	2,673,496	3,137,437
Benefits & Perquisites:
Separation Payment	—	536,000	536,000	2,819,370
Prorated Bonus Payment (3)	—	428,800	428,800	406,933
Medical Benefit Continuation (4)	—	26,330	—	52,660
Pay in lieu of 30-day Notice (5)	—	44,667	—	44,667
Total	—	4,418,995	5,586,779	9,346,546
(1)This table does not quantify benefits that could be received upon retirement since Mr. Hall was not of retirement age as of December 31, 2022.
(2)In the case of death or disability, Mr. Hall's performance unit awards would vest pro rata to the end of the month with shares paid at target.
(3)Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.
(4)These amounts equal the cost of continued medical coverage for a period of 18 months in the event of a termination not for cause or a termination for good reason pursuant to the severance agreement. In the event of a termination in connection with a change in control, the change in control agreement provides continued coverage for a period of 36 months.
(5)This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.
Definitions. For purposes of the severance and change in control agreements (as of December 31, 2022), the terms set forth below generally have the meanings described below:
•"Change in control" - includes the occurrence of any of the following events or circumstances: (1) a person or group acquires securities of the Company that, together with any other securities held by such person, constitutes 40 percent or more of the voting power of the then outstanding voting securities of the Company, except for acquisitions directly from the Company and acquisitions by an employee benefit plan sponsored or maintained by the Company; (2) a majority of the members of the Board changes, other than new members elected or nominated by at least a majority of the then-current Board, absent an election contest or similar proxy dispute; (3) the Company engages in a business combination transaction, or sells all or substantially all of its assets, unless the Company's stockholders prior to the transaction own more than half of the voting interest of the resulting entity (in substantially the same ratios) after the transaction, and neither of the events in items (1) and (2) above has occurred for the resulting entity; or (4) the Company's stockholders approve a complete liquidation or dissolution of the Company. The change in control

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agreements also restrict the definition of a "change in control" to a change in control event for purposes of Section 409A of the Code in the event that an executive officer would receive payments under the agreement due to a termination of employment following a "potential change in control" but prior to the occurrence of a "change in control."
•"Potential change in control" - (1) a person or group announces an intention to effect a change in control, or commences an action that, if successful, could reasonably be expected to result in a change in control; (2) the Company enters into an agreement that would constitute a change in control; or (3) any other event occurs that the Board declares to be a potential change in control.
•"Cause" - (1) failure to substantially perform his or her duties, unless due to physical or mental incapacity, or to comply with a material written policy of the Company; (2) engaging in an act of gross misconduct resulting in material damage to the Company's business or reputation; (3) failure to cooperate in connection with an investigation or proceeding into the business practices or operations of the Company; or (4) conviction of a felony or a crime or misdemeanor involving moral turpitude or financial misconduct.
•"Disability" - physical or mental impairment or incapacity of such severity that, in the opinion of the Company's chosen physician, the employee is unable to continue to perform his or her duties, or the employee becomes entitled to long-term disability benefits under any of the Company's employee benefit plans.
•"Good reason" - in the change in control agreements, generally means: (1) the assignment of duties inconsistent in any material adverse respect with the officer's position as compared to his or her duties immediately prior to the change in control, to include a material adverse change in responsibilities, functions, reporting relationships or budget authority; (2) a reduction in base salary; or (3) the failure to provide the opportunity to earn annual bonuses and long-term incentive compensation, and to participate in retirement, deferred compensation, medical and similar benefits, all in a manner consistent with the Company's then existing practices. The definition of "good reason" in Mr. Sheffield's severance agreement is substantially similar to the definition in the change in control agreements, except that the definition of "good reason" also includes the failure of the Company to nominate him for re-election to the Board, or any failure of the stockholders to re-elect him to the Board, unless due to his death, disability, termination for cause or voluntary resignation. In the severance agreements for officers other than Mr. Sheffield, "good reason" generally means a demotion of the officer to an officer position junior to his then existing position, or to a non-officer position, or a reduction in base salary that is not a Company-wide reduction and that is greater than 80 percent of the highest base salary that the NEO has ever received from the Company, or a reduction in base salary (whether or not a Company-wide reduction) that, when combined with the net effect of all prior reductions in base salary, results in the base salary payable to the NEO being less than 65 percent of the highest base salary that the NEO has ever received from the Company.
•"Normal retirement" - reaching the age of 60 years.

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Pay Versus Performance

YEAR (a)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO ($) (b)	COMPENSATION ACTUALLY PAID TO PEO ($) (c)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($) (d)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($) (e)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME ($) (h)	RETURN ON CAPITAL EMPLOYED (i)
					COMPANY TSR ($) (f)	PEER GROUP TOTAL SHAREHOLDER RETURN ($) (g)

2022	19,055,854	10,083,432	6,345,087	5,615,801	178.11	191.50	7,844,660,143	30%
2021	16,002,825	26,722,307	4,259,629	7,304,682	128.26	120.82	2,118,197,776	17%
2020	13,396,571	11,577,130	3,252,209	2,146,943	77.16	64.58	(199,741,288)	3%

Column (b). Reflects compensation amounts reported in the "Summary Compensation Table" for our PEO, Scott D. Sheffield, for the respective years shown. Summary Compensation Table values reflect a combination of amounts paid, earned (but not yet paid), or granted (but not yet settled) to the PEO in each applicable year, rather than amounts actually paid.
Column (c). "Compensation actually paid" to the PEO in each of 2022, 2021 and 2020 reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. For performance unit awards with dividend rights, these amounts are paid once the underlying award vests, and are incorporated in the change in fair value in the table below. For information regarding the decisions made by the Compensation Committee with regards to the PEO's compensation for each fiscal year, please see the Compensation Discussion & Analysis sections of the proxy statements for the fiscal years covered in the table above.

PEO

	2022 ($)	2021 ($)	2020 ($)

PEO Summary Compensation Table Total	19,055,854	16,002,825	13,396,571
Less: equity award values reported in Summary Compensation Table during the year	(14,873,021)	(12,015,954)	(11,087,774)
Plus: Fair value at year end of equity awards granted during the year	11,149,556	15,013,966	11,170,332
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	(8,645,538)	5,031,432	(1,929,244)
Change in fair value of equity awards granted in prior years that vested during the year	3,396,581	2,465,864	(46,473)
Equity awards granted in prior years that were forfeited during the year	—	—	—
Dividends or other earnings paid on equity awards during the year	—	224,174	73,718
Total Equity Award Related Adjustments	(8,972,422)	10,719,482	(1,819,441)
Compensation Actually Paid Totals	10,083,432	26,722,307	11,577,130

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	83

EXECUTIVE COMPENSATION	TABLE OF CONTENTS

Column (d). Reflects compensation amounts reported in the "Summary Compensation Table" for our non-PEO NEOs for the respective years shown. Summary Compensation Table values reflect a combination of amounts paid, earned (but not yet paid), or granted (but not yet settled) to each officer in the applicable years, rather than amounts actually paid. The following non-PEO NEOs are included in the average figures shown:
•2020: Richard P. Dealy, Mark S. Berg, Chris J. Cheatwood, J.D. Hall
•2021: Richard P. Dealy, Neal H. Shah, Mark S. Berg, J.D. Hall
•2022: Richard P. Dealy, Neal H. Shah, Mark S. Berg, J.D. Hall
Column (e). Average "compensation actually paid" to the non-PEO NEOs in each of 2022, 2021 and 2020 reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. For performance unit awards with dividend rights, these amounts are paid once the underlying award vests, and are incorporated in the change in fair value in the table below. For information regarding the decisions made by the Compensation Committee with regards to the non-PEO NEOs compensation for each fiscal year, please see the Compensation Discussion & Analysis sections of the proxy statements for the fiscal years covered in the table above.

ALL OTHER NEOS

	2022 ($)	2021 ($)	2020 ($)

Non-PEO NEOs Summary Compensation Table Totals	6,345,087	4,259,629	3,252,209
Less: equity award values reported in Summary Compensation Table during the year	(4,948,608)	(2,906,184)	(2,409,308)
Plus: Fair value at year end of equity awards granted during the year	4,116,989	3,881,517	2,378,485
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	(1,089,115)	1,096,926	(765,835)
Change in fair value of equity awards granted in prior years that vested during the year	830,684	837,743	(360,788)
Equity awards granted in prior years that were forfeited during the year	—	—	—
Dividends or other earnings paid on equity awards during the year	360,764	135,051	52,180
Total Equity Award Related Adjustments	(729,286)	3,045,053	(1,105,266)
Compensation Actually Paid Totals	5,615,801	7,304,682	2,146,943
Column (f). For the relevant fiscal year, represents the cumulative TSR of the Company for the measurement periods ending December 31 of each of 2022, 2021 and 2020, respectively.
Column (g). For the relevant fiscal year, represents the cumulative TSR of the S&P Oil & Gas Exploration & Production Index ("Peer Group TSR") for the measurement periods ending on December 31 of each of 2022, 2021 and 2020, respectively, which is the same index used for the stock performance graph each year within the Company's Annual Report on Form 10-K.
Column (h). Reflects "Net Income" in the Company's Consolidated Income Statements included in the Company's Annual Reports on Form 10-K for each of the years ended December 31, 2022, 2021 and 2020.
Column (i). Return on capital employed is the company-selected measure. As used by the Company, return on capital employed is net income adjusted for tax-effected noncash mark-to-market ("MTM") adjustments, unusual items and interest expense

84	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION

divided by the summation of average total equity (adjusted for net noncash MTM adjustments, unusual items and interest expense) and average net debt.
Relationship between Pay and Performance. The graphs below illustrate the relationship of "compensation actually paid" to our PEO and other non-PEO NEOs as outlined in the Pay Versus Performance table for 2020, 2021 and 2022 to (i) the TSR of both the Company and the S&P Oil & Gas Exploration & Production Index; (ii) the Company's net income and (iii) the Company's return on capital employed. Additionally, as previously noted, "compensation actually paid" as calculated under SEC rules, reflects adjusted values equity awards during the years shown in the table above based on year-end stock prices, accounting valuation assumptions and projected performance modifiers but does not reflect actual amounts paid for the equity awards. As a result, "compensation actually paid" will fluctuate year-to-year due to stock price variations, market factors and other potential macro events out of the control of the Company (as reflected in the variance year-to-year). For information regarding the decisions made by the Compensation Committee in assessing the Company's performance with regards to executive compensation for each fiscal year, please see the Compensation Discussion & Analysis sections of the proxy statements for the fiscal years covered in the table above.

COMPENSATION ACTUALLY PAID VS TOTAL SHAREHOLDER RETURN

Compensation Actually Paid ($000s)
30,000
25,000
20,000
15,000
10,000
5,000
–
Cummulative TSR on $100 Invested
200
180
160
140
120
100
80
60
40
20
0
2020
2021
2022
PEO
Avg. non-PEO NEO
PXD TSR
S&P Energy TSR

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	85

EXECUTIVE COMPENSATION	TABLE OF CONTENTS

COMPENSATION ACTUALLY PAID VS PXD NET INCOME

30,000
25,000
20,000
15,000
10,000
5,000
—
Compensation Actually Paid ($000s)
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
-1,000
PXD Net Income ($millions)
2020
2021
2022
PEO
Avg. non-PEO NEO
Net Income

COMPENSATION ACTUALLY PAID VS PXD ROCE

30,000
25,000
20,000
15,000
10,000
5,000
—
Compensation Actually Paid ($000s)
35%
30%
25%
20%
15%
10%
5%
0%
PXD Internal Measure - ROCE
2020
2021
2022
PEO
Avg. non-PEO NEO
ROCE

86	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION

The following table identifies the four most important financial performance measures used by the Company's Compensation Committee to link "compensation actually paid" to the PEO and non-PEO NEOs, for 2022, to company performance.

MOST IMPORTANT PERFORMANCE MEASURES

Return on Capital Employed
Free Cash Flow
Cash Return on Capital Invested
Total Stockholder Return
Ratio of the CEO's Compensation to the Median Compensation of the Company's Other Employees
As a result of the rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the Company is required to disclose the ratio of the CEO's annual total compensation to the median of the annual total compensation of all employees other than the CEO, calculated in accordance with the rules applicable to the "Summary Compensation Table" above. To comply with this requirement, the Company examined the cumulative 2022 Medicare-taxable wages reported on Form W-2 of all individuals who were employed by the Company on December 31, 2022, the last day of the payroll year, as reflected in the Company's payroll records. The Company included all employees, whether employed on a full-time, part-time, or seasonal basis, and did not annualize the compensation for any full-time employees that were not employed for the entire period. The Company then calculated, for the employee identified to be at the median level, the annual total compensation of that employee using the same methodology required for the NEOs as set forth in the 2022 Summary Compensation Table above, which amounted to $151,101. Mr. Sheffield's annual total compensation for 2022 as reported in the Summary Compensation Table was $19,055,854. As a result, the Company estimates that the ratio of the annual total compensation of the Company's CEO to the median of the annual total compensation of all employees other than the CEO for 2022 was 126-to-1.
Compensation Programs and Risk Considerations
The Company does not believe that its policies and practices of compensating its employees give rise to risks that are reasonably likely to have a material adverse effect on the Company. In making this determination, the Company considered the following:
•The Board has adopted a clawback policy, and has established substantial stock ownership guidelines for the Company's directors and executive officers, as well as other officers of the Company and its subsidiaries.
•As discussed in the Compensation Discussion and Analysis section, the Company's compensation program for its executive officers is weighted toward pay-for-performance; however, the Company believes the following aspects mitigate against its executive officers taking excessive risk:
•The Board oversees the long-term strategic direction of the Company, and in doing so periodically reviews the Company's strategic plans, management's operational performance, future plans and the business justifications therefor.
•The annual long-term incentive plan award component of the program, which is intended to be the largest component of each executive officer's overall compensation package, is divided into different types of awards, but all are weighted toward long-term achievement, with vesting over a period of three years that are based on the value of the Company's stock and not on any particular metric, which could encourage risk-taking.

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	87

EXECUTIVE COMPENSATION	TABLE OF CONTENTS

•Each executive officer's annual cash bonus incentive payment is based on a number of goals set for the Company as a whole, some of which counteract the potential for risk taking, such as goals for levels of indebtedness, safety and environmental targets, capital spending limits and cost control targets, and is ultimately subject to the Compensation Committee's discretion so that the committee can consider both the market conditions at the time of the decision and the risk profile associated with the actions taken by the Company.
•With regard to the Company's overall compensation program, the Company's compensation philosophy is focused on the Company's performance as a whole, and any variations in compensation based on achievements within any one employee group consist of relatively small adjustments to salary and bonus. The Company does not compensate any division or group of its employees significantly differently than any other. In addition, the majority of the Company's employees receive grants of equity awards each year that vest over a period of three years in order to align their interests with the long-term performance of the Company.

88	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners of More than Five Percent of the Company's Outstanding Shares
The following table sets forth certain information regarding the beneficial ownership of common stock by each person who is known by the Company to own beneficially more than five percent of the outstanding shares of the Company's common stock (as of the date of such stockholder's Schedule 13G filing with the SEC).

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES (#)	PERCENTAGE OF CLASS (1)

The Vanguard Group, Inc. (2) 100 Vanguard Blvd. Malvern, PA 19355	19,475,042	8.3%
Capital World Investors (3) 333 South Hope Street, 55th Floor Los Angeles, CA 90071	19,092,506	8.2%
BlackRock, Inc. (4) 55 East 52nd Street New York, NY 10055	17,848,180	7.6%
State Street Corporation (5) 1 Lincoln Street Boston, MA 02111	15,518,558	6.6%
(1)Based on 233,735,537 shares of common stock outstanding as of March 30, 2023.
(2)According to an Amendment to Schedule 13G filed with the SEC on February 9, 2023, The Vanguard Group, Inc. has sole voting power with regard to zero shares, shared voting power with regard to 340,832 shares, sole dispositive power with regard to 18,519,483 shares, and shared dispositive power with regard to 955,559 shares.
(3)According to an Amendment to Schedule 13G filed with the SEC on February 13, 2023, Capital World Investors has sole voting power with regard to 19,067,670 shares, shared voting power with regard to zero shares, sole dispositive power with regard to 19,092,506 shares, and shared dispositive power with regard to zero shares.
(4)According to an Amendment to Schedule 13G filed with the SEC on January 31, 2023, BlackRock Inc. has sole voting power with regard to 16,569,417 shares, shared voting power with regard to zero shares, sole dispositive power with regard to 17,848,180 shares, and shared dispositive power with regard to zero shares.
(5)According to an Amendment to Schedule 13G filed with the SEC on February 7, 2023, State Street Corporation has sole voting power with regard to zero shares, shared voting power with regard to 14,643,509 shares, sole dispositive power with regard to zero shares, and shared dispositive power with regard to 15,466,899.

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	89

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	TABLE OF CONTENTS

Directors and Named Executive Officers
The following table sets forth certain information regarding the beneficial ownership of common stock as of March 30, 2023, except as otherwise stated, by each NEO and current director of the Company, and all directors, NEOs and other executive officers as a group. Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES (1) (#)

Scott D. Sheffield (2)(3)(4)(5)	575,222
Richard P. Dealy (2)(3)(6)(7)	279,734
Neal H. Shah (2)	14,175
Mark S. Berg (2)(8)	91,644
J.D. Hall (2)(3)	51,969
A.R. Alameddine (2)(3)(10)	32,717
Lori G. Billingsley (2)(3)	2,615
Edison C. Buchanan (3)	24,991
Maria S. Dreyfus (2)(3)	12,984
Matthew M. Gallagher (2)(3)	115,742
Phillip A. Gobe (3)	12,993
Jacinto J. Hernandez (2)(3)	1,530
Stacy P. Methvin (3)(4)	15,853
Royce W. Mitchell (3)	16,580
Frank A. Risch (3)	15,262
J. Kenneth Thompson (3)(9)	17,634
Phoebe A. Wood (3)	13,425
All directors and current executive officers as a group (22 persons) (6)	1,338,803
(1)The Company's directors and executive officers do not, individually or in total as a group, own more than one percent of the Company's common stock.
(2)Excludes the following number of RSUs that are unvested and will not vest within 60 days: Mr. Sheffield, 21,695, Mr. Dealy, 14,889; Mr. Shah, 9,650; Mr. Berg, 10,429; Mr. Hall, 8,087; Messrs. Alameddine and Gallagher, 434; Ms. Billingsley and Mr. Hernandez, 628; Ms. Dreyfus 668; and directors and executive officers as a group, 92,972. Also, excludes the performance units held by the executive officers that will vest if and to the extent predetermined performance targets are achieved assuming that performance targets are achieved.
(3)Includes the following number shares underlying RSUs for which vesting services had been performed but for which share issuance has been deferred in accordance with director elections: Mr. Sheffield, 2,853; Mr. Alameddine, 3,299; Ms. Billingsley, 2,392; Mr. Buchanan, 22,857; Mr. Gallagher, 3,967; Mr. Gobe, 2,748; Mr. Hernandez, 706; Ms. Methvin, 2,750; Mr. Mitchell, 2,233; and Ms. Wood, 8,503. Includes the following number of (i) unvested restricted shares or (ii) unvested RSUs that will vest within 60 days: Mr. Dealy, 3,715; Mr. Hall, 2,486; Messrs. Alameddine, Buchanan, Gallagher, and Risch, 223; Mses. Billingsley and Dreyfus, 223; Mr. Hernandez, 236; Messrs. Gobe and Mitchell, 238; Mses. Methvin and Wood, 238; and Mr. Thompson, 322.
(4)Includes the following number of shares held in the names of each respective officer's or director's spouse, children or in trusts for the benefit of family members: Mr. Sheffield, 2,760; and Ms. Methvin, 100.
(5)Includes 28,000 shares owned by trusts whose beneficiaries are members of Mr. Sheffield's family and for which he or his spouse serves as trustee, but Mr. Sheffield has no beneficial interest in the trusts, and 156,739 shares owned by a family limited partnership, the general partner of which is controlled by Mr. Sheffield and the limited partners of which are Mr. Sheffield and his spouse and trusts established for the benefit of his family members.
(6)Includes the following number of shares held in 401(k) Plan: Mr. Dealy, 385; and directors and executive officers as a group, 1,154.
(7)Includes 141,332 shares owned by a family limited partnership, the general partner of which is controlled by Mr. Dealy and the limited partners of which are Mr. Dealy and his spouse and trusts established for the benefit of his family members.
(8)Includes 81,465 shares owned by trusts whose beneficiaries are members of Mr. Berg's family and for which he or his spouse serves as trustee, but Mr. Berg has no beneficial interest in the trusts. Also includes 7,679 shares owned by spouse.
(9)Includes 2,350 shares held in Mr. Thompson's investment retirement account.
(10)Includes 8,611 shares held in Mr. Alameddine's Family Trust.

90	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and any person beneficially owning more than 10% of the Company's common stock to file reports of ownership and any changes in ownership with the SEC. Based solely on the Company's review of such reports filed with the SEC and representations provided to the Company by persons required to file reports under Section 16 of the Exchange Act, the Company's directors, executive officers and greater than ten-percent beneficial owners timely complied with their Section 16(a) filing requirements during 2022, except that due to an administrative error, one Form 4 for Christopher Washburn, who was serving as Interim Chief Accounting Officer at the time, reporting the grant of restricted stock units, was inadvertently filed late.

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	91

TRANSACTIONS WITH RELATED PERSONS

Employment of Family Members. Nathan Dealy, the son of Richard P. Dealy, is employed as a Supply Chain Completions Engineer. For 2022, his compensation included base salary, an annual equity compensation award under the Company's Long-Term Incentive Plan and an annual bonus, all of which totaled $270,669. James Cheatwood, the son of Chris J. Cheatwood (who retired from the Company during 2022), is employed as a Staff Analyst. For 2022, his compensation included base salary, an annual equity compensation award under the Company's Long-Term Incentive Plan and an annual bonus, all of which totaled $199,185. Tyler Hall, the son of J.D. Hall, is employed as a Business Development Senior Reservoir Engineer. For 2022, his compensation included base salary, an annual equity compensation award under the Company's Long-Term Incentive Plan and an annual bonus, all of which totaled $286,696.
Transactions with Parsley Energy, Inc. Prior to Pioneer's acquisition of Parsley in January 2021, Parsley was a publicly-traded independent oil and gas company actively operating in the Permian Basin, where the Company operates. Bryan Sheffield, the son of Scott D. Sheffield, was Parsley's Executive Chairman and was one of its largest stockholders until the acquisition. Bryan Sheffield, as Executive Chairman and an owner of common stock of Parsley and limited liability company interests in Parsley's majority owned subsidiary, received certain payments, and is entitled to receive certain payments in the future, in connection with Pioneer's acquisition of Parsley: (i) in accordance with the terms of the merger agreement pursuant to which Pioneer acquired Parsley, the shares of Parsley class A common stock and units of its majority owned subsidiary that he, with certain family members, beneficially owned were converted into the right to receive in the aggregate 3.9 million shares of Pioneer's common stock; (ii) his share, with certain family interests, of the payment of Parsley's obligation under a tax receivable agreement that Parsley entered into at the time of its initial public offering was $133.4 million, which became payable upon the closing of the acquisition pursuant to the terms of the agreement; and (iii) pursuant to his employment agreement with Parsley, upon his termination of employment as of the closing, he became entitled to receive (x) an amount equal to three times his annualized base salary, or $1,650,000, payable over 36 months, and three times his average annual cash incentive bonus for the prior three years, or $2,973,720, payable in a lump sum after the last such monthly payment and (y) reimbursement on a monthly basis for the difference between the amount he paid for continued coverage under Parsley's group health plans pursuant to COBRA and the employee contribution amount that active senior executive employees of Parsley pay for the same or similar coverage under such group health plans for up to 18 months. In addition, at the time the merger agreement was signed, he and Pioneer entered into a voting agreement that (i) required him to vote his Parsley shares in favor of the adoption of the merger agreement and (ii) contained a lock-up agreement providing that he may not, without Pioneer's prior written consent, subject to limited exceptions, offer, sell, transfer or otherwise dispose of more than 15 percent of the shares of Pioneer common stock issued to him pursuant to the terms of the merger agreement for a period of 90 days following the closing date, or more than 30 percent of such shares for a period of 180 days following the closing date.
Transactions with Marbella Interests, LLC. In November 2021, the Company entered into a sublease agreement with Marbella Interests, LLC ("Marbella"), a company owned by Bryan Sheffield, the son of Scott D. Sheffield, leasing office space that the Company had acquired as part of the Parsley acquisition. The full term of the lease runs through November 30, 2032 and covers approximately 29,300 square feet of office space. As part of the lease terms, Marbella will pay the Company monthly payments covering rent for the office space, parking and operational expenses. Throughout the term of the lease, the Company will be paid an aggregate of $23,679,000 in total payments.
Acreage Trade Transactions. During the year ended December 31, 2022, Cassandra Almog, daughter of Scott Sheffield, owned interests in an entity that had an interest in an acreage trade transaction with the Company relating to an aggregate of 554 net acres owned by the Company, pursuant to which no cash consideration was exchanged. The Company believes that this transaction is not material to the Company and is common to, and on terms consistent with, those done in the ordinary course of the Company's dealings with other oil and gas companies and interest owners in the Permian Basin.

92	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

TABLE OF CONTENTS	TRANSACTIONS WITH RELATED PERSONS

Well Operations. During the year ended December 31, 2022, certain of our directors, officers, their immediate family and entities affiliated or controlled by such parties ("Related Party Working Interest Owners") owned interests in the Permian Basin pursuant to which the Company and these Related Party Working Interest Owners engaged in customary transactions in the ordinary course of the Company's oil and gas business. These transactions include paying amounts due to the operator of wells by the non-operating working interest owner for its pro rata share of operations, and the operator's paying to the non-operating working interest owners their share of revenues from wells, pursuant to operating agreements. The Company believes that such transactions, individually and in the aggregate, are not material to the Company and are common to, and on terms consistent with, those done in the ordinary course of the Company's dealings with other oil and gas companies and interest owners in the Permian Basin. For the year ended December 31, 2022, the Company paid approximately $3.3 million to such Related Party Working Interest Owners in connection with such transactions.
Transactions with ProPetro. In July 2019, Phillip Gobe, a non-employee director of Pioneer, joined the board of directors of ProPetro as an independent director and ProPetro's nonexecutive Chairman. In October 2019, ProPetro requested that Mr. Gobe assume the role of ProPetro's Executive Chairman, and in March 2020 he was appointed chief executive officer, a position he held until August 31, 2021, at which point he transitioned back to Executive Chairman. In March 2022, Mr. Gobe transitioned back to being nonexecutive Chairman. During Mr. Gobe's tenure of holding executive positions at ProPetro from October 2019 through March 2022, under the rules of the SEC, transactions between the Company and ProPetro became subject to disclosure as related party transactions. In addition, during this period, he was not considered independent on Pioneer's Board.
In December 2018, the Company sold its pressure pumping assets to ProPetro and the Company and ProPetro entered into a Pressure Pumping Services Agreement pursuant to which ProPetro provides fracture stimulation pumping services from dedicated hydraulic fracturing fleets as well as other services. For 2022, the total charges to the Company for pressure pumping and related services provided by ProPetro were $443 million.
The Company and ProPetro also entered into an Investor Rights Agreement pursuant to which Pioneer obtained a right to designate a person to serve as a member of the ProPetro board of directors for so long as the Company owns five percent or more of ProPetro's outstanding common stock. The Company has designated Mark S. Berg, the Company's Executive Vice President, Corporate Operations, to serve on the ProPetro board of directors as the Company's designee. The parties also entered into a Registration Rights Agreement pursuant to which ProPetro agreed to provide the Company the right to demand three underwritten offerings of the shares of ProPetro common stock that the Company acquired and customary "piggyback" rights. Mr. Gobe disclaims any interest in these transactions, other than an indirect interest in his capacity as a director and officer of ProPetro.
Procedures for Review, Approval and Ratification of Related Person Transactions
The Company's Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee will review all related person transactions that the rules of the SEC require be disclosed in the Company's Proxy Statement, and make a determination regarding the initial authorization or ratification of any such transaction. In the event that the committee considers ratification of a related person transaction and determines not to so ratify, the Corporate Governance Guidelines provide that management will make all reasonable efforts to cancel or annul the transaction. In February 2023, the Nominating and Corporate Governance Committee conducted its annual review of all such related person transactions.

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	93

TRANSACTIONS WITH RELATED PERSONS	TABLE OF CONTENTS

The Corporate Governance Guidelines provide that in determining whether or not to recommend the initial approval or ratification of a related person transaction, the Nominating and Corporate Governance Committee should consider all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) whether there is an appropriate business justification for the transaction; (ii) the benefits that accrue to the Company as a result of the transaction; (iii) the terms available to unrelated third parties entering into similar transactions; (iv) the impact of the transaction on a director's independence (in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer); (v) the availability of other sources for comparable products or services; (vi) whether it is a single transaction or a series of ongoing, related transactions; and (vii) whether entering into the transaction would be consistent with the Company's Code of Business Conduct and Ethics. There were no transactions since the beginning of 2022 that were required to be reported in "Transactions with Related Persons" where the procedures described above did not require review, approval or ratification or where these procedures were not followed.

94	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

PROPOSAL TWO RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General
The Audit Committee has the sole authority and responsibility with respect to the selection, appointment, engagement, compensation, oversight, evaluation, retention and, where appropriate, dismissal of the Company's independent auditors, and the independent auditors are accountable and report directly to the Audit Committee. The Audit Committee has selected Ernst & Young LLP as the independent registered public accounting firm of the Company for 2023. Ernst & Young LLP has audited the Company's consolidated financial statements since 1998. The 2022 audit of the Company's annual consolidated financial statements and effectiveness of internal control over financial reporting was completed on February 23, 2023.
The committee engages in an annual evaluation of the Company's independent auditors as part of its annual selection process, assessing the firm's quality of service, including its historical and recent performance, any known significant legal or regulatory proceedings related to the firm, the independence and tenure of the audit firm, the firm's sufficiency of resources, the quality of the communication and interaction with the firm, and the firm's independence, objectivity and professional skepticism. The committee also considers the advisability and potential impact of selecting a different independent public accounting firm and periodically considers whether a regular rotation of the independent auditors is necessary to assure continuing independence.
In accordance with SEC rules and Ernst & Young LLP policies, the firm's lead engagement partner rotates every five years. The current lead engagement partner began her rotation for the audit of the year ending December 31, 2020. The Audit Committee and its Chair are directly involved in the selection of Ernst & Young LLP's lead engagement partner.
The Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Company's independent auditors for 2023 is in the best interests of the Company and its stockholders, and the Board is submitting the selection of Ernst & Young LLP for ratification at the Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the Audit Committee about an important aspect of corporate governance.
If the stockholders do not ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider the selection of that firm as the Company's independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2023.

The Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Company's independent auditors for 2023 is in the best interests of the Company and its stockholders.

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PROPOSAL TWO	TABLE OF CONTENTS

accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. The Company expects that representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.
Audit and Non-Audit Fees

	Year Ended December 31,
	2022 ($)	2021 ($)

Audit Fees (1)	3,850,354	5,008,875
Audit-Related Fees (2)	15,000	415,000
Tax Fees (3)	855,887	1,675,492
All Other Fees (4)	3,035	9,540
Total	4,724,276	7,108,907
(1)These amounts represent the aggregate fees of Ernst & Young LLP for professional services rendered for the (i) audit of the Company's annual consolidated financial statements included in its Annual Report on Form 10-K; (ii) audit of the Company's internal control over financial reporting; (iii) reviews of the Company's quarterly financial statements included in its Quarterly Reports on Form 10-Q; and (iv) services in connection with the Company's other filings with the SEC, including review and preparation of registration statements, comfort letters, consents and research necessary to comply with generally accepted auditing standards for the years ended December 31, 2022 and 2021. Audit services for the year ended December 31, 2021 included fees of $885,000 associated with additional audit procedures performed in conjunction with the Company's acquisitions of Parsley Energy, Inc. and DoublePoint Energy. All services were approved by the Audit Committee.
(2)These amounts represent the aggregate fees for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements, that are not included in the audit fees listed above. These include audits associated with the Company's 2021 divestitures for which the Company was reimbursed by the respective buyer.
(3)Tax services for the year ended December 31, 2022 primarily related to sales and use tax reviews. Tax services for the year ended December 31, 2021 primarily related to tax compliance services of $650,000, transaction cost analysis and sales and use tax reviews.
(4)Other fees included access to the Ernst & Young LLP online research tool.
Pre-Approval of Audit and Permissible Non-Audit Services
The Charter of the Company's Audit Committee requires that the Audit Committee review the plan, scope and estimated fees of Ernst & Young LLP's audit, audit-related, tax and other services and pre-approve such services. During the year, circumstances may arise when it may become necessary to engage Ernst & Young LLP for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before the Company engages the firm to perform those services. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
All of the services described above under the caption "Audit and Non-Audit Fees" were pre-approved in accordance with the Audit Committee Charter and the Audit Committee's policies.
Recommendation
The Board unanimously recommends that stockholders vote FOR the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2023.
Required Vote
Ratification of the selection of the Company's independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares present online or by Proxy at the Annual Meeting and entitled to vote. See "General Information about the Annual Meeting - Voting and Quorum - Effect of Broker Non-Votes and Abstentions; Vote Required."

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PROPOSAL THREE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act requires public companies to conduct a separate stockholder advisory vote to approve the compensation of the Company's NEOs, commonly known as a "say-on-pay" proposal. Accordingly, the Board is submitting for an advisory vote a proposal that asks the Company's stockholders to approve the compensation of the NEOs.
The Board recommends that the Company's stockholders vote in favor of the following advisory resolution:
"Resolved, that the stockholders of Pioneer Natural Resources Company approve, on an advisory basis, the compensation paid to the Company's Named Executive Officers, as disclosed in the Proxy Statement for this Annual Meeting pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative executive compensation disclosures included in the Proxy Statement for this Annual Meeting."
The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of the NEOs, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, the Board or the Compensation and Leadership Development Committee. Although the vote is non-binding, the Board and the Compensation and Leadership Development Committee value the opinions of the Company's stockholders, and will take into account the outcome of the vote when considering future executive compensation decisions and arrangements. In accordance with the vote of the Company's stockholders in 2017 regarding the frequency of future "say on pay" votes, the Board intends to hold this vote annually. See Proposal Four in this Proxy Statement for a discussion of the frequency of future "say on pay" votes in connection with the Annual Meeting.
Recommendation
The Board unanimously recommends that stockholders vote FOR the proposal to approve, on an advisory basis, the named executive officer compensation as described in this Proxy Statement.
Required Vote
The advisory vote to approve named executive officer requires the affirmative vote of the holders of a majority of the shares present online or by Proxy at the Annual Meeting and entitled to vote. See "General Information about the Annual Meeting - Voting and Quorum - Effect of Broker Non-Votes and Abstentions; Vote Required."
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE NAMED EXECUTIVE OFFICER COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

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PROPOSAL FOUR ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

Section 14A of the Exchange Act also requires the Company to submit for a vote a proposal as to whether to have the advisory vote on executive compensation (Proposal Three in this Proxy Statement) on the agenda for future annual stockholders meetings every one, two or three years.
The Board recognizes the importance of receiving regular input from the Company's stockholders on important issues such as the Company's executive compensation program. Additionally, the Board is aware that many influential commentators in the area of corporate governance recommend that the advisory vote on executive compensation be held every year.
While the Board recommends that the advisory vote on executive compensation be held every year, the proxy card provides you the ability to vote to approve holding the vote every one, two or three years, or to abstain from voting. This vote is advisory and is not binding on the Company or the Board in any way. Although the vote is non-binding, the Board and the Compensation and Leadership Development Committee value the opinions of the Company's stockholders, and will take them into account in making a determination concerning the frequency of advisory votes on executive compensation.
Recommendation
The Board unanimously recommends that stockholders vote for the option of EVERY YEAR as the preferred frequency for advisory votes on executive compensation.
Required Vote
You may vote "For" any of the three alternatives, every one, two or three years, or abstain from voting. Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present and entitled to be voted at the Annual Meeting. Because this vote is advisory and non-binding, if none of the frequency options receives a majority of the votes, the choice receiving the greatest number of votes will be considered the frequency recommended by the Company's stockholders. See "General Information about the Annual Meeting - Voting and Quorum - Effect of Broker Non-Votes and Abstentions; Vote Required."
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE OPTION OF "EVERY YEAR" AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

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STOCKHOLDER PROPOSALS; IDENTIFICATION OF DIRECTOR CANDIDATES

Stockholder Proposals for the 2024 Annual Meeting
Any stockholder of the Company who desires to submit a proposal for action at the 2024 annual meeting of stockholders and wishes to have the proposal ("Rule 14a-8 Proposal") included in the Company's proxy materials must follow the procedures set forth in Rule 14a-8 under the Exchange Act and must submit the Rule 14a-8 Proposal to the Company at its principal executive offices no later than December 14, 2023, unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company's proxy materials. In addition, a Rule 14a-8 proposal must comply with Article Nine of the Company's Certificate of Incorporation and the Company's Bylaws.
Stockholders desiring to propose action at the 2024 annual meeting of stockholders other than pursuant to Rule 14a-8 of the Exchange Act must comply with Article Nine of the Company's Certificate of Incorporation and the Company's Bylaws. In order to submit business to be considered at an annual meeting, a stockholder must submit written notice of the proposed business to the Company no later than 60 days before the annual meeting or, if later, ten days after the first public notice of the annual meeting is sent to stockholders. If the Company does not receive such advance written notice, the stockholder proposal will be considered untimely. The stockholder and the stockholder's written notice must comply with all the requirements set forth in the Certificate of Incorporation and the Bylaws, including setting forth all of the information required by the Certificate of Incorporation and the Bylaws. The person presiding at the annual meeting will determine whether business is properly brought before the meeting and will not permit the consideration of any business not properly brought before the meeting.
Under Rule 14a-4(c) of the Exchange Act, the Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2024 annual meeting of stockholders that the stockholder does not seek to have included in the Company's proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how the Board intends to exercise its discretion to vote on the matter, unless the Company is notified of the proposal on or before February 27, 2024, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If the Company first receives notice of the matter after February 27, 2024, and the matter nonetheless is permitted to be presented at the 2024 annual meeting of stockholders, the Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements. "Discretionary voting authority" is the ability to vote proxies that stockholders have executed and submitted to the Company, on matters not specifically reflected in the Company's proxy materials, and on which stockholders have not had an opportunity to vote by proxy.
Written requests for inclusion of any stockholder proposal should be addressed to the Corporate Secretary, Pioneer Natural Resources Company, 777 Hidden Ridge, Irving, Texas 75038. The Company suggests that stockholder proposals be sent by certified mail, return receipt requested.
Director Nominations
Nominations by the Board. The Board has delegated to the Nominating and Corporate Governance Committee the responsibility to identify, evaluate and recommend to the Board nominees for election at the annual meeting of stockholders, as well as for filling vacancies or additions on the Board that may occur between annual meetings. In considering candidates for the Board, the committee will consider the entirety of each candidate's credentials, including his or her experience, if applicable, as a current director of the Company. There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the committee, as different factors may assume greater or lesser significance at particular times

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TABLE OF CONTENTS	STOCKHOLDER PROPOSALS

and the needs of the Board may vary in light of its composition and the committee's perceptions about future issues and needs. However, while the committee does not maintain a formal list of qualifications, in making its evaluation and recommendation of candidates, the committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face a large U.S. independent oil and gas company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board duties; and who are likely to be able to serve on the Board for a sustained period.
The Nominating and Corporate Governance Committee endeavors to achieve for the Board an overall balance of backgrounds and diversity of experience at policy-making levels with a complementary mix of skills and professional experience in areas relevant to the Company's business, while also ensuring that the size of the Board is appropriate to function effectively and efficiently. The committee believes it has achieved that balance through the representation on the Board of members having experience in the areas of oil and gas engineering and operations, the midstream and downstream segments of the energy industry, environmental policy, alternative energy, regulatory matters, safety, accounting, capital markets, corporate finance, corporate governance and diversity, equity and inclusion, among other areas.
In identifying potential director candidates, the Nominating and Corporate Governance Committee relies on any source available for the identification and recommendation of candidates, including its directors, officers and stockholders. The committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate is recommended by a stockholder or not. However, in evaluating a candidate's relevant business experience, the committee may consider previous experience as a member of a board of directors. The committee will also consider such factors as diversity, including differences in viewpoints, background, education, gender and/or ethnicity, age, and other individual qualifications and attributes. In the event that the committee determines to recruit candidates from outside Pioneer as potential nominees to join the Pioneer Board, the committee will use its best efforts to include, and will instruct any third-party search firm the committee engages to assist it in seeking candidates for the Pioneer Board to include, qualified candidates with a diversity of gender and race/ethnicity in the initial pool from which the committee selects director candidates.
Nominations by Stockholders. Any stockholder desiring to nominate an individual for election to the Board must comply with Article Nine of the Certificate of Incorporation and the Bylaws, as described above with respect to stockholder proposals. To be considered at an annual meeting, a nomination must be submitted in writing to the Corporate Secretary, Pioneer Natural Resources Company, 777 Hidden Ridge, Irving, Texas 75038, no later than 60 days before the annual meeting or, if later, ten days after the first public notice of the annual meeting is sent to stockholders. In addition, the nominating stockholder's notice must set forth all of the information required by, and comply with, the Certificate of Incorporation and the Bylaws, including the following:
•the nominee's name, address and other personal information;
•the number of shares of each class and series of stock of the Company beneficially owned by such nominee;
•the nominating stockholder's name, business and residential addresses and telephone numbers, ownership of the Company's stock and other personal information; and
•all other information required to be disclosed pursuant to Regulation 14A of the Exchange Act.
The person presiding at the annual meeting will determine whether a nomination is properly brought before the meeting and will not permit the consideration of a nomination not properly brought before the meeting.
In addition, the Bylaws provide that under certain circumstances, a stockholder or group of stockholders meeting the eligibility requirements specified in the Bylaws may include director candidates that they have nominated in the Company's proxy materials. These proxy access provisions of the Bylaws provide, among other things, that a stockholder or group of up to 20 stockholders seeking to include director candidates in the Company's annual meeting proxy statement must have owned three percent or more of the Company's outstanding common stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed the greater of two or 20 percent of the number of directors then serving on the Board (rounded down to the nearest whole number). This maximum

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number is subject to reduction in certain circumstances, such as a nomination of a candidate by an eligible stockholder or group of stockholders whose nomination is subsequently withdrawn, and there being one or more candidates proposed for nomination by an eligible stockholder or group of stockholders who the Board itself decides to nominate for election. If the number of stockholder-nominated candidates exceeds 20 percent, each nominating stockholder or group of stockholders may select one nominee for inclusion in the Company's proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of the Company's common stock held by each nominating stockholder or group of stockholders.
To have a stockholder-nominated candidate included in the Company's proxy materials pursuant to the Company's proxy access bylaw, the nominating stockholder or group of stockholders must submit to the Corporate Secretary of the Company at the Company's principal executive office the information and documentation specified in the Bylaws not less than 120 days nor more than 150 days prior to the anniversary of the date that the Company mailed its proxy statement for the prior year's annual meeting, unless the annual meeting is not scheduled to be held within a period that commences 30 days before the first anniversary date of the prior year's annual meeting and ends 30 days after the first anniversary date of the prior year's annual meeting of stockholders (an annual meeting date outside such period being referred to herein as an "other meeting date"), in which case the information and documentation must be submitted by the later of the close of business on the date that is 180 days prior to such other meeting date or the tenth day following the date such other meeting date is first publicly announced or disclosed. Thus, any eligible stockholder or group of stockholders who desires to nominate a director candidate for election at the 2024 annual meeting of stockholders and wishes to have the candidate included in the Company's proxy materials, must submit all of the required information and documentation to the Company no earlier than November 14, 2023 and no later than December 14, 2023.
To comply with Rule 14a-19 of the Exchange Act, the SEC's universal proxy rule, stockholders who intend to solicit proxies in support of a director nominee other than the Company's nominees must, in addition to complying with the Certificate of Incorporation and the Bylaws, provide notice that sets forth information required by Rule 14a-19 no later than March 26, 2024. However, if the date of the 2024 annual meeting of stockholders is more than 30 days before or after the anniversary of the date of the 2023 annual meeting of stockholders, then such written notice must be delivered by the later of (x) the tenth day following the first public announcement by the Company of the date of the 2024 annual meting of stockholders and (y) the date 60 days prior to the date of the 2024 annual meeting of stockholders.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Meeting Attendance
Attending the Annual Meeting. You may attend, vote online, and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/PXD2023 and entering the 16-digit control number included on your Notice of Availability, on your proxy card or on the instructions that accompanied your proxy materials. Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/PXD2023. If your shares are held in "street name," you should contact your bank or broker to obtain your 16-digit control number. If you lose your 16-digit control number, you may join the Annual Meeting as a "Guest" but you will not be able to vote, ask questions or access the list of stockholders as of the record date. Online check-in will begin at 7:45 a.m., Central Time. Please allow ample time for online check-in procedures.
Asking Questions. Stockholders may submit questions live during the meeting at www.virtualshareholdermeeting.com/PXD2023. The Company will answer as many stockholder-submitted questions as time permits, and any questions that it is unable to address during the Annual Meeting will be answered following the meeting. In submitting questions, please note that the Company will address only questions that are germane to the matters being voted on at the Annual Meeting, and will exclude any questions that are irrelevant to the purpose of the Annual Meeting or Pioneer's business. If substantially similar questions are received, the Company will group those questions together and provide a single response to avoid repetition.
Technical Support. Pioneer has arranged to have technicians ready to assist if you have difficulties accessing the virtual meeting during the check-in time or during the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the course of the Annual Meeting, please call 844-986-0822 (U.S.) or 303-562-9302 (International).
Stockholders of Record and Beneficial Owners
Most of the Company's stockholders hold their shares through a broker, bank or nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholders of Record. If your shares are registered directly in your name with the Company's transfer agent, you are considered the stockholder of record of those shares, and the Notice of Availability is being sent directly to you by the Company's agent. If you are a stockholder of record, you have the right to vote by Proxy or to vote online during the Annual Meeting. If you received a paper copy of the proxy materials by mail instead of the Notice of Availability, the proxy materials include a proxy card that provides the control number you will need to vote online during the Annual Meeting.
Beneficial Owners through Brokers or Nominees. If you hold your shares in a brokerage account or through a bank or nominee, you are considered the "beneficial owner" of shares held in "street name," and the Notice of Availability will be forwarded to you by your broker or nominee. The broker or nominee is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your broker how to vote. Beneficial owners that receive the Notice of Availability by mail from their broker or nominee should follow the instructions included in the Notice of Availability to view the Proxy Statement, transmit voting instructions and attend the Annual Meeting. If you received a paper copy of the proxy materials by mail instead of the Notice of Availability, the proxy materials include a proxy card or voting instruction form that provides the control number you will need to vote online during the Annual Meeting.
Voting and Quorum
Voting Stock. The Company's common stock is the only class of securities that entitles holders to vote generally at meetings of the Company's stockholders. Each share of common stock outstanding on the record date is entitled to one vote. Voting results

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will be tabulated by Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge will also serve as the independent inspector of election.
Record Date and Shares Outstanding. The record date for stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 30, 2023. As of the record date, 233,735,537 shares of common stock were outstanding and entitled to be voted at the Annual Meeting.
Voting Online or by Proxy. To vote online during the Annual Meeting, you will need the 16-digit control number included on your Notice of Availability, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in "street name," you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper Proxy. A Proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the Proxy.
If you properly complete and submit a Proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

PROPOSAL	DESCRIPTION	VOTE	If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the discretion of the holders of the Proxy. The Board knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting.

1	Election of the twelve persons named in this Proxy Statement as the Board's nominees for election as directors	FOR each of the director nominees
2	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023.	FOR
3	The advisory vote to approve the Company's named executive officer compensation.	FOR
4	Advisory vote on the frequency of future Executive compensation advisory votes	FOR holding the advisory vote EVERY YEAR

Revoking a Proxy. You may revoke the Proxy in writing at any time before it is exercised at the Annual Meeting by (i) delivering a written notice of the revocation to the Corporate Secretary of the Company at 777 Hidden Ridge, Irving, Texas 75038 no later than 5:00 p.m., Central Time on May 24, 2023, (ii) timely submitting a new Proxy electronically through the internet or by phone, (iii) signing and delivering to the Corporate Secretary of the Company at 777 Hidden Ridge, Irving, Texas 75038 a new Proxy with a later date no later than 5:00 p.m., Central Time on May 24, 2023, or (iv) attending the Annual Meeting online using your control number and voting your shares during the meeting. Your online attendance at the Annual Meeting will not revoke the Proxy unless you give written notice of revocation to the Corporate Secretary before the Proxy is exercised or unless you vote your shares online during the Annual Meeting.
Quorum and Adjournments. The presence of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. A stockholder will be considered present at the online Annual Meeting by logging in to the Annual Meeting using their unique control number or by appointing a Proxy. If a quorum is not present, the chairman of the Annual Meeting or the holders of a majority in voting power of the stock of the Company entitled to vote at the Annual Meeting who are present online or by Proxy at the Annual Meeting have the power to adjourn the Annual Meeting from

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TABLE OF CONTENTS	GENERAL INFORMATION

time to time, whether or not there is a quorum. No notice of the reconvened meeting is required to be given if the date, time and place are announced at the Annual Meeting unless the reconvened meeting is more than 30 days after the date for which notice was originally given. At any reconvened Annual Meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting had a quorum been present.
Effect of Broker Non-Votes and Abstentions; Vote Required. If you are a beneficial owner whose shares are held of record by a broker or nominee, you will receive instructions from the broker or nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote your shares, it may vote your shares as it decides with respect to any matter for which it has discretionary authority under the rules of the NYSE.
There are also non-discretionary matters for which your broker or nominee does not have discretionary authority to vote unless it receives timely instructions from you. A broker non-vote results when a broker or nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker or nominee should vote your shares and the broker or nominee indicates it does not have authority to vote such shares on its Proxy. Although broker non-votes will be counted as present at the Annual Meeting for purposes of determining a quorum, they will not be treated as entitled to vote or as votes cast, as applicable, with respect to non-discretionary matters.
If your shares are held in street name and you do not give voting instructions, pursuant to NYSE Rule 452, the record holder will only be entitled to vote your shares in its discretion with respect to the ratification of the selection of the Company's independent registered public accounting firm (Proposal 2). Without voting instructions from you, the record holder will not be permitted to vote your shares with respect to the election of directors (Proposal 1), the advisory vote regarding executive compensation (Proposal 3) and the proposal as to whether to have the advisory vote on executive compensation on the agenda for future annual stockholders meetings every one, two or three years (Proposal 4). Your shares would therefore be considered "broker non-votes" with respect to these proposals.
Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting.
The Company's Bylaws provide that an uncontested election of directors (Proposal 1) shall be decided by the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting. In order for a director nominee to be elected by the affirmative vote of a majority of the votes cast, the number of votes cast "For" the nominee must exceed the number of votes cast "Against" the nominee. Abstentions and broker non-votes will not be counted as votes cast either "For" or "Against" any nominee for director and will have no effect on the outcome of the vote for directors.
Ratification of the selection of the Company's independent registered public accounting firm (Proposal 2) requires the affirmative vote of the holders of a majority of the shares present online or by Proxy at the Annual Meeting and entitled to vote. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" the proposal. Because record holders have discretion to vote your shares on this proposal, there will be no broker non-votes.
The advisory vote to approve the Company's named executive officer compensation (Proposal 3) requires the affirmative vote of the holders of a majority of the shares present online or by Proxy at the Annual Meeting and entitled to vote. Abstentions will be counted in determining the total number of shares "entitled to vote" on these proposals and will have the same effect as a vote "Against" the proposals. Broker non-votes will have no effect on the outcome of the vote on these proposals. While the advisory vote to approve named executive officer compensation is required by law, it will not be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. However, the Compensation and Leadership Development Committee will take into account the outcome of the vote when considering future executive compensation decisions.

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With regard to the proposal as to whether to have the advisory vote on executive compensation on the agenda for future annual stockholders meetings every one, two or three years (Proposal 4), the Proxy provides stockholders the ability to vote "For" any of the three choices, or to abstain from voting. Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present and entitled to be voted at the Annual Meeting. Abstentions and broker non-votes will not be voted either for or against this proposal, and, accordingly, will not affect the outcome. Because this vote is advisory and non-binding, if none of the frequency options receives a majority of the votes, the choice receiving the greatest number of votes will be considered the frequency recommended by the Company's stockholders.
Participants in the Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan
Participants in the 401(k) Plan who have shares of common stock credited to their plan account as of the record date will have the right to direct the 401(k) Plan trustee how to vote those shares. The trustee will vote the shares in a participant's 401(k) Plan account in accordance with the participant's instructions or, if no instructions are received by 10:59 p.m., Central Time on May 22, 2023, the shares credited to that participant's account will be voted by the trustee in the same proportion as it votes shares for which it did receive timely instructions. Information as to how participants voted the shares credited to their 401(k) Plan account will not be disclosed to the Company.
If a participant holds common stock outside of the 401(k) Plan, the participant will need to vote those shares separately.
Solicitation of Proxies
Solicitation of Proxies may be made via the internet, by mail, and by personal interview or telephone by officers, directors and regular employees of the Company. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. In addition, the Company has retained D.F. King & Co., Inc. to assist in solicitation for a fee estimated not to exceed $10,500. The Company will bear all costs of solicitation.

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STOCKHOLDER LIST

In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Irving, Texas, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for ten days before the Annual Meeting. The Company's principal executive offices are located at 777 Hidden Ridge, Irving, Texas 75038. If you want to inspect the stockholder list, call the Corporate Secretary's office at (972) 444-9001 to schedule an appointment or request access.

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ANNUAL REPORT AND OTHER INFORMATION

The Company's 2022 Annual Report to Stockholders, which includes the Company's Annual Report on Form 10-K for the year ended December 31, 2022, is being made available to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.
The Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 with the SEC. It is available free of charge at the SEC's web site at www.sec.gov. Upon written request by a stockholder, the Company will mail, without charge, a copy of the Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Form 10-K. Exhibits to the Form 10-K are available upon payment of a reasonable fee, which is limited to the Company's expenses in furnishing the requested exhibit. Such requests may be made by writing to the Corporate Secretary, Pioneer Natural Resources Company, 777 Hidden Ridge, Irving, Texas 75038.
One copy of the Notice of Availability, this Proxy Statement and the 2022 Annual Report to Stockholders (the "Proxy Materials") will be sent to stockholders who share an address, unless they have notified the Company that they want to continue receiving multiple packages. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a household mailing this year and you would like to have additional copies of this Proxy Statement and 2022 Annual Report to Stockholders mailed to you or you would like to opt out of this practice for future mailings, the Company will promptly deliver such additional copies to you if you submit your request in writing to Corporate Secretary, Pioneer Natural Resources Company, 777 Hidden Ridge, Irving, Texas 75038, or call (972) 444-9001. You may also contact the Company in the same manner if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future. The Proxy Materials are also available at www.proxyvote.com.
The Company will pay the costs of solicitation of proxies by the Board. In addition to solicitation through distribution of these proxy materials, solicitation of proxies may be made personally or by telephone by the Company's regular employees, and arrangements will be made with brokerage houses or other custodians' nominees and fiduciaries to send proxies and proxy material to their principles. The Company's regular employees will not be additionally compensated.

108	PIONEER NATURAL RESOURCES	2023 PROXY STATEMENT

INTERNET AND PHONE VOTING

For shares of common stock that are registered in your name, you may vote by internet or phone using procedures provided by Broadridge. Votes submitted by internet or phone must be received by 10:59 p.m., Central Time, on Wednesday, May 24, 2023. The giving of such a proxy will not affect your right to vote during the Annual Meeting should you decide to attend the Annual Meeting online.
The internet and phone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting by internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from internet access providers and telephone companies.
For shares of common stock that are registered in street name (the stockholder owns shares in the name of a bank, broker or other holder of record on the books of the Company's transfer agent), you will receive instructions with your proxy materials that you must follow in order to have your shares voted. Please review your Proxy or voting instruction card to determine whether you can vote by phone or electronically.
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IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING ONLINE, YOU ARE URGED TO VOTE BY INTERNET, BY PHONE OR IF YOU HAVE RECEIVED PAPER COPIES OF THE PROXY MATERIAL, BY COMPLETING, SIGNING AND RETURNING THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

By Order of the Board of Directors,

Akshar C. Patel
Corporate Secretary
Irving, Texas
April 13, 2023

2023 PROXY STATEMENT	PIONEER NATURAL RESOURCES	109

PIONEER NATURAL RESOURCES COMPANY
777 HIDDEN RIDGE
IRVING, TX 75038
ATTN: CORPORATE COMMUNICATIONS

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 10:59 p.m. Central Time on May 24, 2023 for shares held directly and by 10:59 p.m. Central Time on May 22, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 10:59 p.m. Central Time on May 24, 2023 for shares held directly and by 10:59 p.m. Central Time on May 22, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V05595-P86887 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PIONEER NATURAL RESOURCES COMPANY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2 AND 3.

1. ELECTION OF DIRECTORS	For	Against	Abstain
1a. A.R. Alameddine	☐	☐	☐
1b. Lori G. Billingsley	☐	☐	☐
1c. Edison C. Buchanan	☐	☐	☐
1d. Richard P. Dealy	☐	☐	☐
1e. Maria S. Dreyfus	☐	☐	☐
1f. Matthew M. Gallagher	☐	☐	☐
1g. Phillip A. Gobe	☐	☐	☐
1h. Stacy P. Methvin	☐	☐	☐
1i. Royce W. Mitchell	☐	☐	☐
1j. Scott D. Sheffield	☐	☐	☐
1k. J. Kenneth Thompson	☐	☐	☐
1l. Phoebe A. Wood	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE 1 YEAR ON THE FOLLOWING PROPOSAL 4:	1 Year	2 Years	3 Years	Abstain
4. ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.	☐	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

IF YOU WISH TO VOTE BY INTERNET OR PHONE, PLEASE READ THE INSTRUCTIONS ABOVE.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in full corporate or partnership name by duly authorized officer and give title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V05596-P86887

PIONEER NATURAL RESOURCES COMPANY
Annual Meeting of Stockholders
May 25, 2023 8:00 AM Central time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Richard P. Dealy, Mark H. Kleinman and Neal H. Shah, and each of them, as attorneys in fact and proxies with full power of substitution and revocation as to each of them, to represent the undersigned and to vote, as designated on the reverse side of this form, all the shares of common stock of Pioneer Natural Resources Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 25, 2023, and any adjournment or postponement thereof, upon the matters set forth on the reverse side and, in their discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PIONEER NATURAL RESOURCES USA, INC. 401(k) PLAN

TO: THE VANGUARD FIDUCIARY TRUST COMPANY, TRUSTEE FOR THE EMPLOYER MATCHING CONTRIBUTION (STOCK ACCOUNT) OF THE PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN

In connection with the proxy materials I received relating to the Annual Meeting of Stockholders of Pioneer Natural Resources Company to be held on May 25, 2023, I direct you to execute a proxy with respect to all shares of common stock of Pioneer to which I have the right to give voting instructions under the 401(k) plan upon the matters set forth on the reverse side of this form, as designated on the reverse side and, in their discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof. I understand you will hold these instructions strictly confidential.

Continued and to be signed on reverse side